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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

MarketAxess Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — DATED APRIL 12, 2024

Market Axess 2024 Proxy Statement and Notice of Annual Meeting of Stockholders

MarketAxess Holdings Inc.

55 Hudson Yards, 15th Floor

New York, New York 10001

[April 24, 2024]

TO THE STOCKHOLDERS OF MARKETAXESS HOLDINGS INC.:

You are invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of MarketAxess Holdings Inc. (the “Company”) scheduled for Wednesday, June 5, 2024 at 9:00 AM, Eastern Daylight Time. The Annual Meeting will be a virtual meeting of stockholders. You will be able to participate in the Annual Meeting, vote and submit your questions via live webcast by visiting www.virtualshareholdermeeting.com/MKTX2024. The Company’s Board of Directors and management look forward to your participation.

Details of the business to be conducted at the Annual Meeting are provided in the attached Notice of Annual Meeting and Proxy Statement, which you are urged to read carefully.

We are pleased to take advantage of the U.S. Securities and Exchange Commission (“SEC”) rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. On or about [April 24, 2024], we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access our Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2023 online and how to vote. The Notice contains instructions on how you can receive a paper copy of the Proxy Statement, proxy card and Annual Report if you only received a Notice by mail.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, your shares should be represented and voted. After reading the Proxy Statement, please cast your vote via the Internet or telephone or complete, sign, date and return the proxy card in the pre-addressed envelope that we have included for your convenience if you received paper copies. If you hold your shares in a stock brokerage account, please check your proxy card or contact your broker or nominee to determine whether you will be able to vote via the Internet or by telephone or how to instruct your broker to vote on your behalf.

On behalf of the Board of Directors, thank you for your continued support.

Sincerely,

Richard M. McVey
Executive Chairman of the Board of Directors

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
Attend the Annual Meeting at: www.virtualshareholdermeeting.com/MKTX2024

Your vote is very important, regardless of the number of shares you own. Please read the attached Proxy Statement carefully and complete and submit your proxy card via the Internet or sign and date your paper proxy card as promptly as possible and return it in the envelope that was enclosed if you received paper copies. Alternatively, you may be able to submit your proxy by touch-tone phone as indicated on the Notice or proxy card.

TO THE STOCKHOLDERS OF MARKETAXESS HOLDINGS INC.:

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of MarketAxess Holdings Inc., a Delaware corporation (the “Company”), will be held via live webcast on  Wednesday, June 5, 2024, at 9:00 AM, Eastern Daylight Time. You can participate in the Annual Meeting, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/MKTX2024. You must have your 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) to join the Annual Meeting.

At the Annual Meeting, we will:

1.
vote to elect the 11 nominees named in the attached Proxy Statement as members of the Company’s Board of Directors for terms expiring at the 2025 Annual Meeting of Stockholders;
2.
vote to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024;
3.
vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the attached Proxy Statement;
BY INTERNET Visit 24/7 www.proxyvote.com

BY PHONE Call 1-800-690-6903 in the U.S. or Canada to vote your shares

BY MAIL If you received printed copies of the proxy materials, cast your ballot, sign your proxy card and return

PARTICIPATE IN THE ANNUAL MEETING Vote during the Annual Meeting at www.virtualshareholdermeeting.com/ MKTX2024 using your 16-digit control number
4.
vote to approve an amendment to our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to limit the liability of certain of our officers as permitted pursuant to recent amendments to the Delaware General Corporation Law;
5.
vote to approve the Board’s proposal to create a stockholder right to call a special stockholder meeting;
6.
vote on a stockholder proposal, if properly presented at the Annual Meeting; and
7.
transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

These items are more fully described in the Company’s Proxy Statement accompanying this notice.

The record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof, was the close of business on April 8, 2024. You have the right to receive this Notice and vote at the Annual Meeting if you were a stockholder of record at the close of business on April 8, 2024. Please remember that your shares cannot be voted unless you cast your vote by one of the following methods: (1) vote via the Internet or call the toll-free number as indicated on the Notice or proxy card; (2) sign and return a paper proxy card; or (3) vote during the Annual Meeting at www.virtualshareholdermeeting.com/MKTX2024.

By Order of the Board of Directors,

Scott Pintoff
General Counsel and Corporate Secretary

New York, New York

[April 24, 2024]

TABLE OF CONTENTS

1	Proxy Summary
3	Proposal 1 — election of directors
12	Corporate governance and board matters
24	Environmental, social and governance
26	Proposal 2 — ratification of selection of independent accounting firm
28	Report of Audit Committee of the Board of Directors
29	Security ownership of certain beneficial owners and management
31	Executive officers
33	A letter from our Compensation & Talent Committee
34	Compensation discussion & analysis
58	Report of the Compensation & Talent Committee
59	Executive compensation
78	proposal 3 — advisory vote on executive compensation
79	proposal 4 — APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OF OUR OFFICERS
82	Proposal 5 — VOTE ON CREATION OF STOCKHOLDER RIGHT TO CALL SPECIAL STOCKHOLDER MEETING
85	PROPOSAL 6 — ADOPT A SHAREHOLDER RIGHT TO CALL A SPECIAL SHAREHOLDER MEETING
89	CEO pay ratio
91	Pay versus performance
96	Other information
A-1	Appendix A — Reconciliation of non-GAAP amounts
B-1	Appendix B — Proposed amendment to Article VII of the Company’s Amended and Restated Certificate of Incorporation

Frequently Referenced Information
4	Board of Directors skills and expertise	14	Board committees	35	CD&A executive summary
5	Director diversity	16	Risk oversight	41	Peer group
12	Director independence	19	Director compensation	55	Executive common stock ownership and holdings guidelines
12	Board refreshment	22	Director common stock ownership and holding guidelines	59	Summary compensation table
13	Board leadership structure	34	Say-on-Pay support and 2023 stockholder engagement

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PROXY SUMMARY

This summary contains highlights about MarketAxess Holdings Inc. (“MarketAxess”, the “Company”, “we” or “our”) and the upcoming 2024 Annual Meeting of Stockholders (the “Annual Meeting”). This summary does not contain all of the information you should consider in advance of the Annual Meeting and we encourage you to read the entire Proxy Statement before voting. This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and proxy card are first being sent to stockholders on or about [April 24, 2024]. Whenever we refer in this Proxy Statement to the “Annual Meeting,” we are also referring to any meeting that results from any postponement or adjournment of the June 5, 2024 meeting.

Annual Meeting information

Date and Time:	Wednesday, June 5, 2024, at 9:00 AM, Eastern Daylight Time
Virtual Meeting:	www.virtualshareholdermeeting.com/MKTX2024
Record Date:	Monday, April 8, 2024

The Annual Meeting will be held in virtual format only.

Voting items

The following table summarizes the items on which we are asking our stockholders to vote at the Annual Meeting, along with the voting recommendations of our Board of Directors (the “Board” or “Board of Directors”).

Item	Board Recommendation	Required Approval	Page Reference
1. Election of 11 Directors	FOR each nominee	Majority of votes cast for each nominee	3
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024	FOR	Majority of shares of Common Stock having voting power present in person or represented by proxy	26
3. Approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the attached Proxy Statement	FOR	Majority of shares of Common Stock having voting power present in person or represented by proxy	78
4. Approval of an amendment to the Company’s Certificate of Incorporation to limit the liability of certain of our officers as permitted pursuant to recent amendments to the Delaware General Corporation Law	FOR	Majority of the outstanding shares of our Common Stock	79
5. Vote on the Board’s proposal to create a stockholder right to call special stockholder meeting	FOR	Majority of shares of Common Stock having voting power present in person or represented by proxy	82
6. Vote on a stockholder’s proposal to adopt a shareholder right to call a special shareholder meeting, if properly presented at the Annual Meeting	AGAINST	Majority of shares of Common Stock having voting power present in person or represented by proxy	85

2024 Proxy Statement | 1

PROXY SUMMARY

How to vote

Your vote is important. Stockholders of record as of the Record Date are entitled to vote through one of the following options:

By Mail:	If you received printed copies of the proxy materials, cast your ballot, sign your proxy card and return.
Via the Internet:

To vote before the meeting, visit www.proxyvote.com.

To vote at the meeting, visit www.virtualshareholdermeeting.com/MKTX2024. You will need the control number printed on your Notice, proxy card or voting instruction form.

By Telephone:	Call the phone number located on your Notice or proxy card.

2024 Proxy Statement | 2

PROPOSAL 1 — ELECTION OF DIRECTORS

The first proposal to be voted on at the Annual Meeting is the election of directors. Our Board currently consists of 12 directors, 10 of whom are not our employees. Each nominee for director was elected by the Company’s stockholders on June 7, 2023, except Carlos Hernandez, who was appointed to the Board as of September 13, 2023. The directors are nominated for a term that begins at the Annual Meeting and ends at the 2025 Annual Meeting of Stockholders. Each director will hold office until such director’s successor has been elected and qualified, or until such director’s earlier resignation, retirement or removal. The Board will continue to evaluate its composition as part of its focus on self-assessment and board refreshment.

Richard Prager, who has been a director since July 2019, notified the Company that he would not stand for re-election to the Board at the Annual Meeting in order to focus on other commitments. Mr. Prager’s service will cease as of the date of the Annual Meeting. Following the Annual Meeting, assuming the election of each director nominee, our Board will consist of 11 directors, 9 of whom are not our employees. The Company thanks Mr. Prager for his service.

Your vote

If you sign the attached or enclosed proxy card and return it to the Company, your proxy will be voted FOR each nominee, for terms expiring at the 2025 Annual Meeting of Stockholders, unless you specifically indicate on the proxy card that you are casting a vote against one or more of the nominees or abstaining from such vote.

A vote of the majority of the votes cast is required to elect each director. Abstentions and broker non-votes are not treated as votes cast and will therefore have no effect on the outcome of the vote.

P	BOARD RECOMMENDATION
The board unanimously recommends that you vote “FOR” the election of each of the following nominees:

	• Richard M. McVey • Christopher R. Concannon • Nancy Altobello • Steven L. Begleiter • Stephen P. Casper • Jane Chwick	• William F. Cruger • Kourtney Gibson • Carlos Hernandez • Richard G. Ketchum • Emily H. Portney

Each nominee currently serves as a director on our Board, and each nominee has agreed to continue to serve on the Board if such nominee is elected at the Annual Meeting. If any nominee is unable (or for good cause declines) to serve as a director at any time before the Annual Meeting, proxies may be voted for the election of a qualified substitute designated by the current Board, or else the size of the Board will be reduced accordingly. Biographical information about each of the nominees is included below under “Director information.”

2024 Proxy Statement | 3

PROPOSAL 1 — ELECTION OF DIRECTORS

Qualifications for director nominees

Our Board has adopted minimum qualifications for our directors:

•
substantial experience working as an executive officer for, or serving on the board of, a public company;
•
significant accomplishment in another field or endeavor; or
•
an ability to make a meaningful contribution to the oversight and governance of a company having a scope and size similar to our Company.

A director must have an exemplary reputation and record for honesty in his or her personal dealings and business or professional activity. All directors must demonstrate strong leadership skills and should possess a basic understanding of financial matters; have an ability to review and understand the Company’s financial and other reports; and be able to discuss such matters intelligently and effectively. A director also needs to exhibit qualities of independence in thought and action. A candidate should be committed first and foremost to the interests of the stockholders of the Company. The key experience, qualifications and skills each of our directors brings to the Board that are important in light of our business are included in their individual biographies below.

Board of Directors skills and expertise

The Company’s directors are selected on the basis of specific criteria set forth in our Corporate Governance Guidelines. All of our directors possess financial industry experience and a history of strategic leadership. In addition to those qualifications, listed below are the skills and experience that we consider important for our director nominees. More detailed information is provided in each director nominee’s biography.

	Corporate Governance	Fixed Income/ Electronic Trading	Regulatory	Technology/ Cyber-security	Mergers and Acquisitions	Financial Planning and Capital Management	Accounting	Risk Management	Other Public Company Board Experience	Talent Management
Richard M. McVey	•	•	•	•	•	•		•		•
Christopher R. Concannon	•	•	•	•	•	•		•	•	•
Nancy Altobello	•		•		•	•	•	•	•	•
Steven L. Begleiter	•				•	•		•	•	•
Stephen P. Casper	•	•	•		•	•	•	•		•
Jane Chwick	•	•		•		•		•	•	•
William F. Cruger	•	•			•	•	•	•	•
Kourtney Gibson		•	•			•	•	•	•	•
Carlos Hernandez	•	•	•		•	•		•		•
Richard G. Ketchum	•	•	•			•	•	•	•
Emily Portney	•	•	•		•	•	•	•		•

2024 Proxy Statement | 4

PROPOSAL 1 — ELECTION OF DIRECTORS

Director diversity

The Company recognizes and embraces that having a diverse Board enhances both the Board’s effectiveness in fulfilling its oversight role and the Company’s performance. See “Corporate governance and Board matters — Board diversity policy” for more information.

We are subject to Nasdaq Listing Rule 5605(f), which, after a transition period, will require us to have, or explain why we do not have, at least two members of our Board who are diverse, including at least one diverse director who self-identifies as female and at least one director who self-identifies as an underrepresented minority or LGBTQ+. We currently meet the diversity objectives of this requirement.

In addition, we are also subject to Nasdaq Listing Rule 5606, which requires each Nasdaq-listed company, subject to certain exceptions, to provide statistical information about the company’s board of directors, related to each director’s self-identified gender, race, and self-identification as LGBTQ+. Below, please find the board diversity matrix for the Company:

Board Diversity Matrix (As of [April 24, 2024])
Total Number of Directors	12
	Female	Male
Part I: Gender Identity
Directors	4	8
Part II: Demographic Background
African American or Black	1	0
Hispanic or Latinx	0	1
White	3	7

The charts below demonstrate the diversity of our current directors by age, gender and tenure.

AGE	GENDER DIVERSITY	TENURE

≥10 years
<5 years
5-9 years
3
4
5
director diversity by tenure

2024 Proxy Statement | 5

PROPOSAL 1 — ELECTION OF DIRECTORS

Director information

At the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the persons named below to serve as directors of the Company for a term beginning at the Annual Meeting and ending at the 2025 Annual Meeting of Stockholders.

Richard M. McVey	Christopher R. Concannon
Age: 64 Director since: April 2000 Founder and Executive Chairman of the Board Board Committees: • None Public Company Directorships: • MarketAxess (NASDAQ: MKTX)	Age: 56 Director since: January 2019 Board Committees: • None Public Company Directorships: • MarketAxess (NASDAQ: MKTX)

Qualifications and Career Highlights:	Qualifications and Career Highlights:

Richard M. McVey, our founder, has been our Executive Chairman since April 2023. Prior to this role, Mr. McVey served as our Chief Executive Officer and Chairman from our inception in 2000 to April 2023. As an employee of J.P. Morgan & Co., one of our founding broker-dealers, Mr. McVey was instrumental in the founding of MarketAxess. Prior to founding MarketAxess, Mr. McVey was Managing Director and Head of North America Fixed-Income Sales at J.P. Morgan, where he managed the institutional distribution of fixed-income securities to investors. Mr. McVey led MarketAxess through the Company’s initial public offering in 2004, and since that time, MarketAxess has been one of the fastest growing financial technology companies in the U.S. public markets. Mr. McVey was named the Ernst & Young National Entrepreneur of the Year for financial services in 2012, and he has been named to the Institutional Investor Tech 40 list 15 times. Mr. McVey was a member of the U.S. Securities and Exchange Commission’s (“SEC”) Fixed Income Market Structure Advisory Committee, for which he chaired the Technology and Electronic Trading Sub-Committee from November 2017 to March 2021. Mr. McVey serves on the Board of Directors of the Board of Trustees of Colby College. He previously served on the Board of Directors of Miami (Ohio) University Foundation and Blue Mountain Credit Alternatives L.P., an asset management fund focused on the credit markets and equity derivatives markets. Mr. McVey received a B.A. in finance from Miami (Ohio) University and an M.B.A. from Indiana University.

Mr. McVey’s role as one of our founders and his service as our Chief Executive Officer for over 20 years give him deep knowledge and understanding of all aspects of the business and operations of MarketAxess. Mr. McVey’s extensive experience in the financial services industry, including significant leadership roles at J.P. Morgan, has provided the Company with comprehensive knowledge of the financial markets that we serve and the institutions and dealers that are our clients.

Christopher R. Concannon has been our Chief Executive Officer since April 2023 and has been serving as Interim Chief Financial Officer since February 2024, which role is expected to end when Ms. Fiszel Bieler joins as Chief Financial Officer in May 2024. Prior to serving as Chief Executive Officer, Mr. Concannon served as our President and Chief Operating Officer from January 2019 to April 2023. Mr. Concannon previously served as President and Chief Operating Officer of Cboe Global Markets, Inc., one of the world’s largest exchange holding companies, until 2019, a position he was appointed to upon Cboe’s acquisition of Bats Global Markets, Inc. in 2017. Until Bats’ acquisition by Cboe, Mr. Concannon served as President of Bats from December 2014, director from February 2015, and Chief Executive Officer from March 2015. Mr. Concannon has more than 20 years of experience as an executive at Nasdaq, Virtu Financial, Instinet and as an attorney at Morgan Lewis & Bockius and the SEC. Mr. Concannon received a B.A. from Catholic University, an M.B.A. from St. John’s University, and a J.D. from Catholic University’s Columbus School of Law.

Mr. Concannon brings to the Board extensive experience leading companies in the global exchange industry. Mr. Concannon also has deep and critical knowledge regarding automated trading, the delivery of innovative technology solutions, market structure and clearing operations.

2024 Proxy Statement | 6

PROPOSAL 1 — ELECTION OF DIRECTORS

Nancy Altobello	Steven L. Begleiter

Age:  66

Director since: April 2019

Lead Independent Director

Board Committees:

•
Compensation and Talent
•
Nominating and Governance

Public Company Directorships:

•
MarketAxess (NASDAQ: MKTX)
•
Amphenol Corporation (NYSE: APH)
•
WEX Inc. (NYSE: WEX)
Age: 62 Director since: April 2012 Board Committees: • Finance (Chair) Public Company Directorships: • MarketAxess (NASDAQ: MKTX) • Great Ajax Corp. (NYSE: AJX)
Qualifications and Career Highlights:	Qualifications and Career Highlights:

Nancy Altobello was most recently Global Vice Chair, Talent of Ernst & Young (“EY”), a professional services firm, where she was responsible for EY’s talent and people strategy worldwide from July 2014 until her retirement in June 2018. Previously, Ms. Altobello held a number of senior positions at EY, including Americas Vice Chair, Talent from 2008 to 2014, Managing Partner, Northeast Region Audit and Advisory Practices from 2003 to 2008 and Managing Partner, North American Audit Practice from 1999 to 2003. Throughout this time, Ms. Altobello also served as an audit partner for a number of leading global organizations. She currently serves on the Board of Directors of Amphenol Corporation and WEX Inc. She previously served on the Board of Directors of CA Technologies, Cornerstone OnDemand and MTS Systems Corporation until each of their respective acquisitions. Ms. Altobello received a B.S. in accounting from Fairfield University, earned a Corporate Director Certificate from Harvard Business School and a certificate in Climate Leadership from the Diligent Institute and is a Certified Public Accountant.

Ms. Altobello was selected to serve on the Board due to her financial, audit and Sarbanes Oxley compliance expertise, her knowledge of talent and people strategy, and her global business experience.

Steven L. Begleiter has been employed with Flexpoint Ford, LLC, a private equity group focused on investments in financial services and healthcare, since October 2008, where he currently serves as Managing Director. Prior to joining Flexpoint Ford, Mr. Begleiter spent 24 years at Bear Stearns & Co., serving first as an investment banker in the Financial Institutions Group and then as Senior Managing Director and member of its Management and Compensation Committee from 2002 to September 2008. Mr. Begleiter also served as head of Bear Stearns’ Corporate Strategy Group. Mr. Begleiter currently serves on the Board of Directors of Great Ajax Corp. and certain portfolio companies of Flexpoint Ford, LLC. He previously served on the Board of Directors of WisdomTree Investments, Inc. Mr. Begleiter received a B.A. with Honors in economics from Haverford College.

Mr. Begleiter brings many years of leadership experience in the financial services and private equity industries to the Board. Mr. Begleiter also has extensive industry knowledge and expertise relating to mergers and acquisitions and capital formation.

2024 Proxy Statement | 7

PROPOSAL 1 — ELECTION OF DIRECTORS

Stephen P. Casper	Jane Chwick
Age: 74 Director since: April 2004 Board Committees: • Audit (Chair) • Compensation and Talent Public Company Directorships: • MarketAxess (NASDAQ: MKTX)

Age:  61

Director since: October 2013

Board Committees:

•
Nominating and Governance
•
Risk (Chair)

Public Company Directorships:

•
MarketAxess (NASDAQ: MKTX)
•
M&T Bank Corporation (NYSE: MTB)
•
Thoughtworks Holding, Inc. (NASDAQ: TWKS)
•
Voya Financial, Inc. (NYSE: VOYA)

Qualifications and Career Highlights:	Qualifications and Career Highlights:

Stephen P. Casper was most recently the President of TRG Management L.P., the investment manager of the TRG Global Opportunity Master Fund, Ltd., from April 2010 to August 2012. From September 2008 to April 2010, Mr. Casper was a partner of Vastardis Capital Services, which provides fund administration and securities processing outsourcing services to hedge funds, funds of funds and private equity funds and their investment management sponsors. Prior to this, Mr. Casper was Chairman and Chief Executive Officer of Charter Atlantic Corporation, the holding company of Fischer Francis Trees & Watts, Inc. (“FFTW”), a specialist manager of U.S., global and international fixed-income portfolios for institutional clients, and Malbec Partners, a manager of single-strategy hedge funds. From April 2004 to January 2008, Mr. Casper was the President and CEO of FFTW. Mr. Casper joined FFTW as Chief Financial Officer in 1990 and was appointed Chief Operating Officer in May 2001. From 1984 until 1990, Mr. Casper was Treasurer of the Rockefeller Family Office. Mr. Casper is Vice-Chairman of the Board of Directors of GMO LLC, a global investment management firm providing clients with asset management solutions and services, since May 2014. Mr. Casper is a Certified Public Accountant and received a B.B.A. in accounting from Baruch College, from which he graduated magna cum laude, Beta Gamma Sigma, and an M.S. in finance and accounting from The Wharton School at the University of Pennsylvania.

Mr. Casper’s experience in the fixed-income markets and financial services industry and his experience in financial reporting and accounting roles bring extensive public accounting, financial reporting, risk management and leadership skills to the Board.

Jane Chwick was most recently the Co-Founder and Co-CEO of Trewtec, Inc., a technology advisory firm designed to help board members and CEOs evaluate the technology function in their companies, from September 2014 until the firm ceased operations in August 2017. Prior to this role, she was a Partner and Co-Chief Operating Officer of the Technology Division of Goldman Sachs Group, Inc. where she was responsible for financial and business planning, technical strategy and ongoing management of an 8,000-person organization until her retirement in April 2013. During her 30-year career at Goldman Sachs, Ms. Chwick held a number of senior positions, including Global Head of Technology of the Securities Division and Global Head of Derivatives Technology. Ms. Chwick served on many governance committees at Goldman Sachs, including the firm’s Finance Committee, the firm-wide New Activity Committee and the Technology Risk Committee, and served as co-chair of the Technology Division Operating Committee. During her tenure, she drove the design, build and integration of technology across all of Goldman Sachs’ derivatives businesses, including fixed income, commodities, currencies and equities. Ms. Chwick is a member of the Board of Directors of M&T Bank Corporation, Thoughtworks Holding, Inc. and Voya Financial, Inc., and Ms. Chwick previously served on the Board of Directors of Essent Group and People’s United Financial, Inc. until its acquisition by M&T Bank Corporation in 2022. Ms. Chwick received a B.A. in mathematics from Queens College and an M.B.A. from St. John’s University with a concentration in MIS and quantitative analysis.

Ms. Chwick’s extensive technology leadership experience gained in a global financial services firm, combined with her depth of market knowledge and industry insight, bring valuable skills and strategic perspective to the Board.

2024 Proxy Statement | 8

PROPOSAL 1 — ELECTION OF DIRECTORS

William F. Cruger	Kourtney Gibson

Age:  65

Director since: November 2013

Board Committees:

•
Audit
•
Finance
•
Nominating and Governance (Chair)

Public Company Directorships:

•
MarketAxess (NASDAQ: MKTX)
•
M&T Bank Corporation (NYSE: MTB)
•
Virtu Financial, Inc. (NASDAQ: VIRT)
Age: 42 Director since: July 2020 Board Committees: • Audit • Compensation and Talent Public Company Directorships: • MarketAxess (NASDAQ: MKTX)
Qualifications and Career Highlights:	Qualifications and Career Highlights:

William F. Cruger was most recently Vice Chairman of Investment Banking at JPMorgan, a multinational investment bank and financial services company, where he was responsible for key client relationships on a global basis until his retirement in August 2013. Previously, Mr. Cruger held a number of senior positions at J.P. Morgan, including Managing Director in the Financial Institutions group from 1996 to 2011. During this time, he oversaw the rationalization of the firm’s private equity investments in trading platforms and related ventures at LabMorgan from 2000 to 2001. Prior to this, Mr. Cruger ran the firm’s investment banking practices in Japan from 1991 to 1996, Latin America from 1989 to 1991 and Emerging Asia from 1984 to 1988. He currently serves on the Board of Directors of M&T Bank Corporation and Virtu Financial, Inc., and has previously served on the Boards of Directors of Archipelago, Credittrade, Capital IQ. and People’s United Financial, Inc. until its acquisition by M&T Bank Corporation. Mr. Cruger received a B.A. from Clark University and an M.B.A. from Columbia University.

Mr. Cruger’s diverse experience in investment banking at a global financial services firm, his extensive knowledge of financial institutions and financial markets, his leadership roles as a director of other financial services firms, and his international business experience bring critical skills and strategic insight to the Board.

Kourtney Gibson has been the Chief Institutional Client Officer of TIAA, a leading provider of secure retirements and outcome-focused investment solutions, since July 2022. Previously, Ms. Gibson was Executive Vice Chairman of Loop Capital Markets, an investment bank, brokerage and advisory firm, from March 2022 to July 2022. Prior to this role, Ms. Gibson served in various roles at Loop Capital Markets, including as President from June 2016 to March 2022, Head of the Fixed Income Division from January 2015 to June 2016 and Head of the Equity Division from June 2005 to December 2015. Ms. Gibson is a member of The Economic Club of Chicago and previously served on the Board of lululemon athletica inc. until June 2023. Ms. Gibson also currently serves on the Board of Trustees at Viterbo University, the Board of the Dibia Dream Foundation and the Board of the Chicago Scholars Foundation. Ms. Gibson received an M.B.A. from the Kellogg School of Management at Northwestern University and a B.B.A. from the University of Miami.

Ms. Gibson brings to the Board her wealth of experience relating to the evolving market structure of both the fixed income and equity markets, as well her broad-based experience with institutional investor clients.

2024 Proxy Statement | 9

PROPOSAL 1 — ELECTION OF DIRECTORS

Carlos Hernandez	Richard G. Ketchum
Age: 62 Director since: September 2023 Board Committees: • Finance Public Company Directorships: • MarketAxess (NASDAQ: MKTX)	Age: 73 Director since: April 2017 Board Committees: • Audit • Risk Public Company Directorships: • MarketAxess (NASDAQ: MKTX)
Qualifications and Career Highlights:	Qualifications and Career Highlights:

Carlos M. Hernandez is the founder and Chief Executive Officer of Pensativa Partners, his family office, which he founded in July 2023. Mr. Hernandez retired from JPMorgan, a multinational investment bank and financial services company, in April 2023 after 37 years of service. Prior to his retirement, at JPMorgan, Mr. Hernandez was Executive Chair of Investment and Corporate Banking from 2020 to April 2023 and served as a member of the Operating Committee and a member of the Corporate & Investment Bank Management Team. Previously, Mr. Hernandez served as Head of Global Banking at JP Morgan from 2014 to 2019. Prior to this position, he was Global Head of Investor Services and led JPMorgan’s Global Equities and Prime Services business. Earlier in his career, he managed the Origination and Distribution business for the Americas, Institutional Equities for the Americas and Global Equity Capital Markets at JPMorgan. Before joining the Equities division, Mr. Hernandez was head of Investment Banking, Latin America at JPMorgan. Mr. Hernandez currently serves as Chairman of the Fund Board of Trustees for Calvary Hospital and a member of the Johns Hopkins University Krieger School of Arts and Sciences Advisory Board. He also serves as a Trustee at Greenwich Hospital and is a Director at Overland Advantage.

Mr. Hernandez previously served on the Company’s Board from 2006 to 2019. Mr. Hernandez has a B.S. in Business from the State University of New York at Old Westbury and an M.B.A. from Columbia University. Mr. Hernandez brings a broad range of leadership experience and a deep understanding of the global financial markets and financial services and securities industries, including the particular needs of an international corporation, to the Board. Mr. Hernandez also has a unique understanding of, and experience with, our broker-dealer clients and their needs, particularly in the context of recent regulatory reform.

Richard G. Ketchum was most recently Chief Executive Officer of the Financial Industry Regulatory Authority, Inc. (“FINRA”) from March 2009 to July 2016 and served as Chairman of FINRA’s Board of Governors from March 2009 to August 2016. Prior to joining FINRA, Mr. Ketchum held a range of senior regulatory positions in the financial industry over twenty years, including as Chief Executive Officer of NYSE Regulation, Inc., President of the NASDAQ OMX Group Inc., a predecessor of Nasdaq, Inc., President and Chief Operating Officer of the National Association of Securities Dealers Inc., a predecessor of FINRA, and Director of the Division of Market Regulation at the SEC. Mr. Ketchum was also the General Counsel of the Corporate and Investment Bank of Citigroup Inc. Mr. Ketchum is on the Board of Directors of GSS, a subsidiary of BNY Mellon. He previously served as Non-Executive Chairman of the Board of Directors of Sculptor Capital Management, Inc. Mr. Ketchum received a B.A. from Tufts University and a J.D. from New York University School of Law.

Mr. Ketchum brings to the Board substantial regulatory experience in the securities industry and deep knowledge of the legal and compliance issues facing companies in the financial services industry.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Emily Portney
Age: 52 Director since: October 2017 Board Committees: • Risk Public Company Directorships: • MarketAxess (NASDAQ: MKTX)
Qualifications and Career Highlights:

Emily Portney became the CEO of Asset Servicing for the Bank of NY Mellon (“BK”), a global financial services institution, in February 2023, after serving as the Chief Financial Officer of the firm from 2020 to 2023 and Head of Asset Servicing, Americas from 2018 to 2020. Emily is a member of BK’s Executive Committee. As CEO of Asset Servicing, Emily oversees BK’s largest business unit, providing investment administration, operational and technology solutions to traditional and alternative asset managers, asset owners, insurance companies, banks and broker-dealers. Prior to joining BK, Ms. Portney was Chief Financial Officer of Barclays International where she helped to establish the non-ring-fenced bank, and led a global organization spanning the Corporate and Investment Bank, the Private Bank, as well as Cards and Payments. Ms. Portney started her career at JPMorgan Chase & Co in 1993 and served in various senior roles including Global Head of Clearing and Collateral Management as well as Chief Financial Officer of Equities and Prime Services. Ms. Portney previously served on the Board of Directors of The Depository Trust & Clearing Corporation (DTCC). Ms. Portney received a B.A. from Duke University and an M.B.A. from Columbia University.

Ms. Portney brings leadership experience from a number of financial institutions. Ms. Portney also has in-depth experience relating to clearing operations and strategies and the requirements of operating a firm in a highly regulated industry.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Director independence

The Board of Directors has determined that each of our current directors, other than Mr. McVey, our Executive Chairman, and Mr. Concannon, our Chief Executive Officer and Interim Chief Financial Officer (“CEO”), currently meet the independence requirements contained in the NASDAQ listing standards and applicable securities rules and regulations. In determining the independence of each of our non-employee directors, the Board considered the transactions described under “Certain relationships and related person transactions – Other transactions.” None of our non-employee directors has a relationship with the Company or its subsidiaries that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Board refreshment

We do not have director age or term limits, as we believe our efforts to regularly refresh the Board with new directors, as well as natural turnover, have achieved the appropriate balance between maintaining longer-term directors with deep institutional knowledge and new directors who bring new perspectives and diversity to our Board. Our Board reviews director tenure every year in connection with its director independence determinations. We plan to continue to refresh our Board of Directors to ensure that it is composed of high functioning, qualified and diverse members.

In addition, on an annual basis, the Nominating and Governance Committee reviews and makes recommendations to the Board related to the size, structure and composition of the Board and its Committees.

Board diversity policy

The Company recognizes and embraces that having a diverse Board enhances both the Board’s effectiveness in fulfilling its oversight role and the Company’s performance. The Company’s Board Diversity Statement, included in our Corporate Governance Guidelines, cites diversity at the Board level as an essential element in the attainment of its strategic objectives and in achieving sustainable and balanced development. In designing the Board’s composition, the Board takes a holistic view of diversity, considering, among other things, diversity of gender, age, race, ethnicity, nationality, cultural and educational background, professional experience, skills, knowledge and length of service. In any formal search for Board candidates, the Nominating and Corporate Governance Committee includes, and requests that any search firm that it engages include, qualified candidates with a diversity of race/ethnicity and gender in the initial pool from which the Committee selects director candidates. The ultimate decision on all Board nominations is based on merit and the contributions that the selected candidates will bring to the Board, having due regard for the benefits of diversity.

The Nominating and Corporate Governance Committee annually reviews the approval criteria for the selection of new directors and the evaluation and renomination of existing directors, including with regard to the Board Diversity Statement. This annual evaluation enables the Board and the Nominating and Corporate Governance Committee to update the skills and experience they seek in the Board as a whole, and in individual directors, as the Company’s needs evolve and change over time, and to assess the effectiveness of efforts at promoting diversity.

We are subject to Nasdaq Listing Rule 5605(f), which, after a transition period, will require us to have, or explain why we do not have, at least two members of our Board who are diverse, including at least one diverse director who self-identifies as female and at least one director who self-identifies as an underrepresented minority or LGBTQ+. We currently meet the diversity objectives of this requirement. See “Proposal 1 — Election of Directors — Director Diversity” for more information.

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How nominees to our Board are selected

Candidates for election to our Board of Directors are nominated by our Nominating and Corporate Governance Committee and ratified by our full Board of Directors for election by the stockholders. The Nominating and Corporate Governance Committee is tasked with identifying individuals qualified to become directors and considers candidates to fill positions on the Board based on a set of criteria for the selection and evaluation of directors approved by the Board. The Nominating and Corporate Governance Committee operates under a charter, which is available in the Investor Relations — Corporate Governance section of our corporate website at www.marketaxess.com. Under our By-Laws, directors are elected by a majority of the votes cast. Pursuant to our resignation policy, if an incumbent nominee for director does not receive at least a majority of the votes cast, that director is required to tender his or her resignation to the Board, subject to acceptance by the Board.

The Nominating and Corporate Governance Committee will give the same consideration to properly submitted candidates recommended by stockholders as they do candidates suggested by other parties. Stockholders may recommend candidates for the Nominating and Corporate Governance Committee’s consideration by submitting such recommendations directly to the Nominating and Corporate Governance Committee as described below under “— Communicating with our Board members.” In making recommendations, stockholders should be mindful of the discussion of minimum qualifications set forth above under “— Qualifications for director nominees” though meeting such minimum qualification standards does not imply that the Nominating and Corporate Governance Committee will necessarily nominate the person recommended by a stockholder. The Nominating and Corporate Governance Committee may also engage outside search firms to assist in identifying or evaluating potential nominees.

Board leadership structure

Currently, the roles of Chairman of the Board and CEO are held by two separate individuals. From 2000 until April 3, 2023 (the “Transition Effective Date”), Mr. McVey, MarketAxess’ founder, served as both Chairman of the Board and CEO of the Company. On the Transition Effective Date, Mr. McVey became Executive Chairman and Mr. Concannon, formerly the Company’s President and Chief Operating Officer, was promoted to CEO. As Executive Chairman, Mr. McVey focuses on supporting Mr. Concannon in his new role, further developing corporate strategy and working closely with key clients and our Board. This separation of the roles of Executive Chairman and CEO allows MarketAxess to continue to leverage Mr. McVey’s industry expertise and extensive knowledge of MarketAxess while transitioning full management of MarketAxess’ operations and business plans to Mr. Concannon.

Our Corporate Governance Guidelines provide that when the Chairman of the Board is an affiliated director or a member of the Company’s management, the Chairman of the Nominating and Corporate Governance Committee shall act as the Lead Independent Director, unless otherwise determined by a majority vote of the independent directors of the Board. The independent directors of the Board have elected Ms. Altobello to serve as the Board’s Lead Independent Director. Our Lead Independent Director is responsible for, among other things, consulting with the Executive Chairman regarding the agenda and meeting schedules for each Board meeting, coordinating the activities of the non-employee directors, including presiding over the executive sessions of non-employee directors, and serving as a liaison between the Executive Chairman and the non-employee directors. The Lead Independent Director also has the authority to call meetings of the independent directors and, if requested by significant shareholders, is available for consultation and direct communication. Our Lead Independent Director leads an executive session of the independent directors at each board meeting.

We believe that this Board leadership structure, when combined with the composition of the Board and the strong leadership of our independent directors and Lead Independent Director, strikes an appropriate balance between consistent leadership and independent oversight of MarketAxess’ business and affairs.

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The Board has established other structural safeguards that serve to preserve the Board’s independent oversight of management. The Board is comprised almost entirely of independent directors who are highly qualified and experienced, and who exercise a strong, independent oversight function. The Board’s Audit Committee, Compensation and Talent Committee, Nominating and Corporate Governance Committee, Risk Committee and Finance Committee are comprised entirely of, and are chaired by, independent directors. Independent oversight of our Executive Chairman’s and CEO’s performance is provided through a number of Board and committee processes and procedures, including regular executive sessions of non-employee directors and annual evaluations of our Executive Chairman’s and CEO’s respective performance against pre-determined goals. The Board believes that these safeguards preserve the Board’s independent oversight of management and provide a balance between the authority of those who oversee the Company and those who manage it on a day-to-day basis.

Board committees

Audit Committee

The Audit Committee of the Board of Directors oversees the accounting and financial reporting process and the audits of the financial statements of the Company. The Audit Committee is also responsible for preparing the audit committee report required to be included in this Proxy Statement, and the Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the Company’s outside auditor. The Audit Committee currently consists of Mr. Casper (Chair), Mr. Cruger, Ms. Gibson and Mr. Ketchum.

The Board of Directors has determined that each member of the Audit Committee is an independent director in accordance with NASDAQ listing standards and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, as required by NASDAQ rules. In addition, the Board has determined that each member of the Audit Committee satisfies the NASDAQ rule requiring that at least one member of our Board’s Audit Committee have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board has also determined that each member of the Audit Committee is an “audit committee financial expert” as defined by the SEC. For information regarding the experience and qualifications of our Audit Committee members, see the information in this Proxy Statement under the section heading “Proposal 1 – Election of Directors — Director information.”

Compensation and Talent Committee

The Compensation and Talent Committee of the Board of Directors (the “Compensation Committee”) is responsible for reviewing and approving, and, as applicable, recommending to the full Board for approval, the compensation of the CEO and all other officers of the Company, as well as the Company’s compensation philosophy, strategy, program design and administrative practices. The compensation programs reviewed and approved by the Compensation Committee consist of all forms of compensation, including salaries, cash incentives and stock-based awards and benefits. The Compensation Committee is also responsible for oversight of the Company’s talent management processes, including talent acquisition, leadership development and succession planning for key roles, reviewing the Company’s diversity, equity and inclusion programs, and reviewing the Company’s corporate culture. The Compensation Committee currently consists of Mr. Prager (Chair), Ms. Altobello, Mr. Casper and Ms. Gibson. The Board of Directors has determined that each member of the Compensation Committee is an “independent director” in accordance with NASDAQ listing standards and a “non-employee director” under the applicable SEC rules and regulations. In light of Mr. Prager’s decision to not stand for re-nomination, the Nominating and Corporate Governance Committee and the Board intend to review

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the composition and chairmanship of the Compensation Committee for the term beginning with the Annual Meeting.

Finance Committee

The Finance Committee assists the Board with its oversight of the Company’s global treasury activities, mergers, acquisitions, divestitures, strategic investments, capital structure and capital allocation strategy, financing and liquidity requirements, dividends, stock repurchase authorizations, investor relations activities and insurance and self-insurance programs. The Finance Committee currently consists of Messrs. Begleiter (Chair), Cruger and Hernandez.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors identifies individuals qualified to become Board members and recommends for selection by the Board the director nominees to stand for election at each annual meeting of the Company’s stockholders. In connection therewith, the Nominating and Corporate Governance Committee reviews certain policies regarding the nomination of directors and recommends any changes in such policies to the Board for its approval; identifies individuals qualified to become directors; evaluates and recommends for the Board’s selection nominees to fill positions on the Board; and recommends changes in the Company’s corporate governance policies, including the Corporate Governance Guidelines, to the Board for its approval. The Nominating and Corporate Governance Committee oversees the annual review of the performance of the Board of Directors, each director and each committee. The Nominating and Corporate Governance Committee also oversees the Company’s environmental, social and governance strategy and initiatives. See “Environmental, social and governance strategy and initiatives.” The Nominating and Corporate Governance Committee currently consists of Mr. Cruger (Chair), Ms. Altobello and Ms. Chwick. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is an independent director in accordance with NASDAQ listing standards.

Risk Committee

The Risk Committee assists the Board with its oversight of the Company’s risk management activities, with particular responsibility for overseeing designated areas of risk that are not the primary responsibility of another committee of the Board or retained for the Board’s direct oversight. Items delegated to the Risk Committee by the Board include technology and cyber-security risk, credit risk, clearing risk and regulatory risk. The Risk Committee also oversees and receives reports related to the Company’s cyber-security insurance policies and data security policies and procedures. The Risk Committee currently consists of Ms. Chwick (Chair), Mr. Ketchum, Ms. Portney and Mr. Prager. In light of Mr. Prager’s decision to not stand for re-nomination, the Nominating and Corporate Governance Committee and the Board intend to review the composition of the Risk Committee for the term beginning with the Annual Meeting.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Meetings and attendance

The following table sets forth the chairs and membership structure of the Board and each standing Board committee as of [April 24, 2024], and the number of Board and Board committee meetings held during 2023:

Board Structure and Meetings

	Chair	Number of Members	Number of Meetings
Board	Executive Chair: McVey Lead Independent Director: Altobello	12	7
Audit Committee [1]	Casper	4	5
Compensation & Talent Committee	Prager	4	5
Finance Committee	Begleiter	3	8
Nominating and Corporate Governance Committee	Cruger	3	4
Risk Committee [1]	Chwick	4	7

(1)
In addition to the meetings disclosed in the table above, the Audit and Risk Committees held one joint Audit and Risk Committee meeting in 2023.

The non-management directors met in executive session without management directors or employees at each of the meetings of the Board during 2023. We expect each director to attend each meeting of the full Board and of the committees on which such director serves and to attend the annual meeting of stockholders. All directors attended at least 75% of the meetings of the full Board and the meetings of the committees on which they served. All of the current directors who were serving on our Board at the time attended our 2023 annual meeting of stockholders (the “2023 Annual Meeting”).

Risk oversight

The Board’s involvement in risk oversight

The Board’s responsibility is to oversee the Company’s risk management processes over the short-, medium- and long-term by informing itself of the Company’s material risks and evaluating whether management has reasonable controls in place to address the material risks. The Board is not responsible, however, for defining or managing the Company’s various risks. See “—Management’s involvement in risk oversight” below.

The Board of Directors and its committees oversee risk through regular reports from management. The Board’s committees report on the matters discussed at the committee level to the full Board. The Risk Committee assists the Board with its oversight of the Company’s risk management activities, including operational risks, cybersecurity risk, business resiliency and continuity, software change management and deployment and system capacity, credit and settlement risks and regulatory risks. Refer to Item 1C of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for more information on the Board’s oversight of cybersecurity. The Audit Committee assists the Board in its oversight of the Company’s significant financial risk exposures. In addition, the Compensation Committee is charged with reviewing and assessing risks arising from the Company’s compensation policies. Risk management is a factor that the Board and the Nominating and Corporate Governance Committee consider when determining who to nominate for election as a director of the Company and which directors serve on each Committee. In addition, the Nominating and Corporate Governance Committee is charged with overseeing risk related to the Company’s environmental, social and governance

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strategy and initiatives. The Board believes this division of responsibilities provides an effective and efficient approach for addressing risk management.

Management’s involvement in risk oversight

The Company’s management is responsible for defining the various short-, medium and long-term risks facing the Company, formulating risk management policies and procedures, and managing the Company’s risk exposures on a day-to-day basis. The Company has adopted an Enterprise Risk and Resilience Framework (the “ERRF”) to identify, assess, monitor, and control the Company’s risks. The implementation and execution of the ERRF is headed by our Chief Risk Officer.

The Company maintains several management risk governance committees, including:

•
The Global Management Team, which assists management’s efforts to assess and manage risk and is comprised of the Company’s senior managers. The Global Management Team assesses the Company’s business strategies and plans and ensures that appropriate policies and procedures are in place for identifying, evaluating, monitoring, managing and measuring significant risks;
•
The Credit Risk Management Committee, which is responsible for overseeing and challenging risk appetite for global credit risk exposures;
•
The EMEA and APAC Operating Committee, which maintains operational oversight of the international business of MarketAxess across EMEA & APAC;
•
The Data Management Committee, which is responsible for overseeing data risk-related matters including privacy considerations;
•
The Information Security Management System Committee, which is responsible for maintaining the Company’s global Information Security Management Framework and providing oversight on information security matters; and
•
The Operational Risk Committee, which is responsible for ensuring operational risks are adequately resourced, risk assessed and controlled.

The Company follows the “three lines of defense” approach to risk management. The first line of defense is the Company’s business functions that generate revenue. This line is changed with: (i) identifying, assessing, monitoring and managing the Company’s risks within the Company’s risk appetite limits; and (ii) identifying inherent and residual risks by process. The second line of defense is comprised of the Company’s Risk and Legal and Compliance departments. This line is charged with: (i) independently assessing, quantifying and overseeing risks by the first line; and (ii) assisting risk owners in reporting risk-related information up and down the Company. The third line of defense is the Company’s internal audit department. This line: (i) independently assesses and tests the effectiveness of the control processes established by the first line; (ii) independently evaluates design and effectiveness of the second line’s risk management program; and (iii) provides global assurance to the Audit Committee and executive management on the effectiveness of internal controls and risk processes. See “—Internal Audit’s involvement in risk oversight” below.

The Chief Risk Officer regularly prepares updates and reports for the Global Management Team, Risk Committee and the Board of Directors. Refer to Item 1C of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for more information on Management’s role in oversight of cybersecurity.

Outside advisors’ role in risk oversight

Management and our Board and its committees also engage outside advisors where appropriate to assist in the identification, oversight, evaluation and management of the risks facing our business. Advisors may be engaged either on a regular basis to inform the Board or management of ongoing risks, or occasionally to advise on specific topics.

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Such advisors include auditors, law firms, financial firms, compensation consultants, cybersecurity experts and other consultants.

Internal Audit’s involvement in risk oversight

Our internal audit department, led by our Chief Audit Executive and under the direct supervision of the Audit Committee, provides independent and objective assurance, verifies risk mitigation activities and strives to improve the Company’s overall operations through effective internal controls. The internal audit department assesses the Company’s disclosure controls and procedures and reports any material weaknesses or significant deficiencies to the Audit Committee. At each meeting of the Audit Committee, the Chief Audit Executive meets with the Audit Committee in a closed executive session.

Board evaluations

Each year, the members of the Board of Directors conduct a confidential written assessment of the Board’s performance that is reviewed and summarized by the Company’s Lead Independent Director and the Chair of the Nominating and Corporate Governance Committee. As part of the evaluation process, the Board reviews its overall composition, including director tenure, board leadership structure, diversity, including the effectiveness of its diversity policy, and individual skill sets, to ensure it serves the best interests of stockholders and positions the Company for future success. Each Board committee also conducts an annual written self-assessment of its performance during the prior year. The results of the assessments are then summarized and communicated back to the appropriate committee chairpersons and our Lead Independent Director. After the evaluations, the Board and management work to improve upon any issues or focus points disclosed during the evaluation process. As part of the evaluation process, each committee reviews its charter annually.

Succession planning and talent management

The Board is committed to positioning MarketAxess for further growth through ongoing talent management, succession planning and the deepening of our leadership bench. Management facilitates a formal talent management and leadership development review on an annual basis for the Board. The review is focused on both immediate, short-term coverage plans for all executives in the event of an unforeseen situation, as well as longer-term, strategic succession planning. A critical element of the review is an evaluation of the Company’s formal leadership development and talent acquisition initiatives in order to ensure that our leadership team has the skills, capabilities and experience to effectively lead our existing, and future, global business. The review also focuses on the retention of key managers. The annual talent management and leadership development review is supplemented by an additional year-end review by the Board of the individual performance and year-end compensation proposals for the executive management team and other key staff.

The Board values diversity among the management team and strives to increase the diversity of the executive management team, as well as the management teams reporting to them. The Board considers formal and informal initiatives to promote diversity as part of their annual talent management review. In addition, in any external searches for executive management team candidates in which the Company considers candidates that are not employees of the Company, the Company will request that any search firm that it engages include qualified candidates with a diversity of race/ethnicity and gender in the initial pool from which the Company selects such executive management team candidates.

The Board has formal exposure to management at Board meetings, as well as at Board committee meetings and other discussions. There are other opportunities for more informal interaction with employees across the organization throughout the year through various events and collaborative experiences.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Code of Conduct, Code of Ethics and other governance documents

The Board has adopted a Code of Conduct that applies to all officers, directors and employees, and a Code of Ethics for the CEO and Senior Financial Officers, which includes our Chief Financial Officer (“CFO”). Both the Code of Conduct and the Code of Ethics for the CEO and Senior Financial Officers can be accessed in the Investor Relations — Corporate Governance section of our website at www.marketaxess.com. We intend to satisfy any disclosure obligations regarding waivers of or amendments to our Code of Ethics for the CEO and Senior Financial Officers by posting such information on our website at www.marketaxess.com.

You may also obtain a copy of these documents without charge by writing to MarketAxess Holdings Inc., 55 Hudson Yards, 15th Floor, New York, New York 10001, Attention: Investor Relations.

Copies of the charters of our Board’s Audit Committee, Compensation Committee, Finance Committee, Risk Committee and Nominating and Corporate Governance Committee, as well as a copy of the Company’s Corporate Governance Guidelines, can be accessed in the Investor Relations — Corporate Governance section of our website.

Communicating with our Board members

We make every effort to ensure that the views of stockholders are heard by the Board or by individual directors, as applicable, and we believe that this has been an effective process to date. Stockholders may communicate with the Board by sending a letter to the MarketAxess Holdings Inc. Board of Directors, c/o General Counsel, 55 Hudson Yards, 15th Floor, New York, New York 10001. The General Counsel will review the correspondence and forward it to our Executive Chairman and the Lead Independent Director, or to any individual director or directors to whom the communication is directed, as appropriate. Notwithstanding the above, the General Counsel has the authority to discard or disregard any communication that is unduly hostile, threatening, illegal or otherwise inappropriate or to take any other appropriate actions with respect to such communications.

In addition, any person, whether or not an employee, who has a concern regarding the conduct of the Company or our employees, including with respect to our accounting, internal accounting controls or auditing issues, may, in a confidential or anonymous manner where permitted by local law, communicate that concern in writing by addressing a letter to the Chairman of the Audit Committee, c/o Corporate Secretary, at our corporate headquarters address, which is 55 Hudson Yards, 15th Floor, New York, New York 10001, or electronically, at our corporate website, www.marketaxess.com under the heading “Investor Relations — Corporate Governance,” by clicking the “Confidential Ethics Web Form” link.

Director compensation

For 2023, our Compensation Committee retained the services of Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant for purposes of advising on non-employee director compensation. FW Cook reports directly to the Compensation Committee and prepares an annual review of director compensation for the Compensation Committee. The Compensation Committee then submits any proposed changes in pay level or program structure to the full Board for its consideration, and if appropriate, approval.

FW Cook reviews and recommends compensation structure and adjustments based on the board compensation of our Proxy peer group (see “Compensation discussion and analysis — How we determine pay levels — Peer group”).

All directors, other than Mr. McVey and Mr. Concannon, are non-employee and independent directors. Mr. McVey and Mr. Concannon receive no additional compensation for their service as a director.

In 2023, the equity component of non-employee director compensation was increased from $140,000 to $160,000, as recommended by FW Cook. This change was effective as of July 1, 2023 and was made to better align director compensation with the market data provided by FW Cook.

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CORPORATE GOVERNANCE AND BOARD MATTERS

A summary of the structure of our director pay program that is in effect as of July 2023 is as follows:

Director Compensation Pay Structure - Effective July 2023

	Board Cash Retainer	Cash Committee Chair / LID Fee [1]	Cash Committee Membership Fee [1]	Board Equity Retainer
Annual Retainer - All	$85,000	-	-	$160,000
Audit Committee	-	$25,000	$12,500	-
Compensation / Talent Committee	-	$20,000	$10,000	-
Governance / Nominating Committee	-	$20,000	$10,000	-
Finance Committee	-	$20,000	$10,000	-
Risk Committee	-	$25,000	$12,500	-
Lead Independent Director [2]	-	$25,000	-	$25,000

(1)
Committee members serving as chair do not also receive a membership fee.
(2)
The Lead Independent Director may choose to receive the retainer in cash or a combination of cash and equity.

In June 2023, we granted 581 shares of restricted stock or restricted stock units (“RSUs”), at their option, to each non-employee director, except for Mr. Hernandez, who was granted a prorated amount of 493 shares of restricted stock in October 2023 after joining the Board in September 2023. Ms. Altobello, as Lead Independent Director, received 91 additional restricted stock units, equating to half of the Lead Independent Director Fee. All shares or units are scheduled to vest on the date of the next annual stockholders’ meeting. The number of shares of restricted stock or RSUs granted was determined on the grant date by dividing the equity grant value of $160,000 by the average of the closing price of our Common Stock for the ten trading days up to and including the grant date. We expect to continue to compensate our non-employee directors with a combination of cash and equity awards. All equity awards to non-employee directors are made under the Company’s 2020 Equity Incentive Plan.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Below is a summary of the amount and form of actual compensation received by each non-employee director in 2023:

Director Compensation for Fiscal 2023

Name	Fees Earned or Paid in Cash [1]	Stock Awards [2,5]	All Other Compensation [3]	Total
	($)	($)	($)	($)
Nancy Altobello	127,170	182,488	0	309,659
Steven L. Begleiter	105,000	157,776	0	262,776
Stephen P. Casper	120,000	157,776	1,664	279,441
Jane Chwick	120,000	157,776	1,411	279,188
William F. Cruger	127,500	157,776	9,771	295,047
Kourtney Gibson	107,500	157,776	1,411	266,688
Justin Gmelich [4]	27,143	0	0	27,143
Carlos Hernandez [4]	28,397	115,998	0	144,395
Richard Ketchum	108,160	157,776	1,411	267,348
Xiaojia Charles Li [4]	37,129	0	2,918	40,047
Emily Portney	97,500	157,776	1,411	256,688
Richard Prager [4]	117,500	157,776	1,411	276,688

(1)
The amounts represent Board, Committee, Committee Chair and Lead Independent Director cash retainers earned in 2023.
(2)
The amounts represent the aggregate grant date fair value of stock awards granted by the Company in 2023, computed in accordance with FASB ASC Topic 718. For further information on how we account for stock-based compensation, see Note 11 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
(3)
Represents accrued dividends paid on restricted stock or RSUs, as applicable.
(4)
Mr. Gmelich resigned from the Board, effective April 13, 2023, and Mr. Li ceased his service as a director on June 7, 2023, the date of the 2023 Annual Meeting. Mr. Hernandez was elected to the Board on September 13, 2023. Mr. Prager informed the Company that he would not stand for re-election to the Board at the Annual Meeting in order to focus on other commitments.
(5)
The table below sets forth information regarding the aggregate number of unvested stock awards outstanding at the end of fiscal year 2023 for each non-employee director, including unvested stock awards granted in fiscal year 2023 and, in relation to Messrs. Begleiter and Cruger and Ms. Altobello, RSUs for which the director previously elected to defer receipt. There are no stock option awards granted to directors in fiscal year 2023 and no stock options outstanding at fiscal year-end.

Equity Awards Outstanding

Name	Aggregate Number of Stock Awards Outstanding at Fiscal Year End
Nancy Altobello	1,707
Steven L. Begleiter	2,134
Stephen P. Casper	581
Jane Chwick	581
William F. Cruger	1,067
Kourtney Gibson	581
Carlos Hernandez	493
Richard Ketchum	581
Emily Portney	581
Richard Prager	581

2024 Proxy Statement | 21

CORPORATE GOVERNANCE AND BOARD MATTERS

Director common stock ownership and holding guidelines

To keep the interests of non-employee directors and stockholders aligned, the Board of Directors has adopted stock ownership guidelines for our non-employee directors. Non-employee directors are required to hold not less than the number of shares of Common Stock equal in value to five times the annual cash retainer payable to a director, or $425,000. The holding requirement must be achieved within five years after the director has become a Board member and maintained throughout the non-employee director’s service with the Company. All shares of Common Stock beneficially owned by the director, including shares purchased and held personally, vested and unvested restricted shares, vested and unvested RSUs, settled performance shares, and shares deferred under a non-qualified deferred compensation arrangement, count toward the minimum ownership requirement. Vested and unvested stock options and unearned performance shares are excluded.

In addition to the ownership guidelines, all non-employee directors must hold all shares granted for service for a minimum of five years from the date of grant. Directors are also required, for a period of six months following his or her departure from the Board, to comply with the Company’s Insider Trading Policy that, among other things, prohibits trading in the Company’s securities during specified blackout periods.

As of April 1, 2024, the holding requirement was equal to 1,669 shares, calculated using a price of $254.67 per share, which was the average of the daily closing price of our Common Stock for the twelve-month period ended on March 31, 2024. All of our non-employee directors have either achieved the designated level of ownership or are in the five-year period following their appointment or election to the Board during which they are expected to achieve compliance.

Our equity plan provides for the accrual of dividends (or dividend equivalents) on unvested shares and units. However, dividends are not paid and are subject to forfeiture until all restrictions on the shares or units have lapsed.

We do not provide any retirement benefits or other perquisites to our non-employee directors.

Certain relationships and related person transactions

Related person transactions

Our related persons include our directors, director nominees, executive officers, holders of more than five percent of the outstanding shares of our Common Stock and the foregoing persons’ immediate family members. We review relationships and transactions in which the Company and our related parties are or will be participants to determine whether such related persons have a direct or indirect material interest. As required under SEC rules, related person transactions that involve in excess of $120,000 and are determined to be directly or indirectly material to a related person are disclosed in this Proxy Statement. In addition, pursuant to its charter, the Audit Committee reviews and, if appropriate, approves or ratifies any related person transaction that is required to be disclosed.

Since January 1, 2023, there has not been, nor is there currently proposed, any related person transaction in which the Company was a participant, the amount involved exceeded or will exceed $120,000 and in which any related person had or will have a direct or indirect material interest.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Other transactions

Although not considered related person transactions that are required to be disclosed under SEC rules, each of the 5% stockholders that are listed under “Security ownership of certain beneficial owners and management” or their affiliated entities is a party to a user, dealer, data or other agreement that governs their access to, and activity on, our electronic trading platforms and access to our data products. In addition, from time to time, the Company and such stockholders could enter into other commercial agreements in which the 5% stockholder does not have a direct or indirect material interest.

In addition, certain entities for which some of our directors serve as employees or officers have entered into transactions with the Company, including user, dealer, data or other agreements that govern their access to, and activity on, our electronic trading platforms and access to our data products. Each of these agreements were entered into in the ordinary course of business and, subject to our usual trade terms, provide for the fees and expenses to be paid by such entities for the use of the platform or access to data. While these transactions are not considered related person transactions that are required to be disclosed under SEC rules, our Audit Committee reviews and approves such transactions on an annual basis.

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE STRATEGY AND INITIATIVES

We are focused on growing our business sustainably by delivering long-term value for our customers, suppliers, stockholders, employees and the communities where we live and work. At MarketAxess, we think of our environmental, social and governance (“ESG”) strategy as one that encompasses both corporate and commercial objectives. We aim to operate the Company responsibly while managing risks and using our resources wisely. Our 2023 ESG Report, when available, can be accessed in the Investor Relations — Corporate Governance section of our website. The report details topics identified by a non-financial materiality and prioritization assessment, including customer privacy, data security, ethical conduct of business, diversity, equity and inclusion, human capital management and employee health and wellbeing. The 2023 ESG Report, and our response to the Climate Disclosure Project’s climate change questionnaire referenced below are not, and will not be deemed to be, part of this Proxy Statement or incorporated by reference into any of our filings with the SEC.

Our Board takes an active role overseeing our ESG initiatives and progress

The focus on strong corporate governance practices has long been part of the MarketAxess culture. Our Board is 83.3% independent and 41.7% diverse, based on race/ethnicity or gender. In 2023, our Board appointed Nancy Altobello as our Lead Independent Director. Her extensive audit experience, along with her deep global expertise in managing talent, diversity, and corporate culture, have made her an invaluable director since she joined the Board in 2019. Ms. Altobello has already made significant contributions as Lead Independent Director.

Our Board oversees our ESG initiatives and the Board’s oversight is supported through its committees. For example, our Compensation and Talent Committee oversees the Company’s diversity, equity and inclusion and human capital management practices. In 2023, the Committee reviewed reports from management on succession planning, recruiting, employer branding and our high potential talent review, among other topics. Our Risk Committee oversees the Company’s cybersecurity practices and receives quarterly updates from our Chief Information Security Officer. The Board’s committees report on the matters discussed at the committee level to the full Board.

We believe that a diverse and inclusive workforce will fuel our success

Our board remains focused on strengthening our diversity, equity and inclusion infrastructure, increasing diversity Company-wide and providing an environment where diverse employees thrive. While we are a small organization, our diverse client base spans the globe. We prioritize diversity of thought and experience and are intentional about every hire we make.

We have improved our representation of women in leadership positions, which we believe will drive long-term success. In February 2024, we announced that Ilene Fiszel Bieler will be joining MarketAxess as our Chief Financial Officer in May 2024. Following Ms. Fiszel Bieler’s start with the Company, our Global Management Team will be 30.8% female, up from 15.4% in 2021.

We are investing in our talent throughout the organization

In 2023, we conducted a comprehensive talent review to identify our high potential employees with the ability, engagement and aspiration to rise to, and succeed in, more senior, business critical positions. In early 2024, we have started building on this work by providing a select group of our employees with one-on-one coaching services. We believe that this expert counsel will enable and empower employees to further invest in their career

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE STRATEGY AND INITIATIVES

growth and maximize their personal and professional potential at MarketAxess. In addition to investing in our current employees, in 2023, we expanded our leadership bench with key hires across the organization, including a Global Head of Market Data and a Global Head of Data Technology.

We have also increased our investment in talent management and leadership development Company-wide. In 2023, as part of our annual goal setting process, employees were required to set their own development goals in addition to business operations goals. We also integrated our Leadership Expectations into our performance management processes in order to reinforce the importance of leading by example and developing team members. We believe that this re-energized focus on talent management and personal development will drive long-term performance by building our bench and training our leaders of tomorrow.

We are taking an active leadership role in sustainable finance

The Company is proud of our Trading for Trees program, in partnership with One Tree Planted, in which five trees are planted for every $1 million of green bonds traded on our platforms. In 2023, we surpassed the milestone of one million trees planted around the world since the program’s inception just five years ago. In addition, in 2023, MarketAxess also began purchasing renewable energy-related transferable tax credits under the Inflation Reduction Act. We took advantage of this new transferability market to deliver value to our stockholders and the communities we live and work in by lowering our effective tax rate while simultaneously supporting the innovative producers of renewable energy and related components that will drive the United States’ transition to a greener economy. We believe that both of these initiatives demonstrate the unique value of MarketAxess as a leader in the sustainable finance sector.

We continue to support our communities through our philanthropic efforts

Our philanthropic efforts are directed toward supporting underserved communities through work with groups like City Harvest, an organization focused on feeding hungry families and addressing food insecurity. We are also focused on youth education and supporting student access to technology, through work with partners such as PENCIL, an organization that brings together business professionals, educators and students across New York City through immersive programs, and IntoUniversity, which operates local learning centers for youth in the United Kingdom. We are focused on continuing our progress and making improvements in the years ahead.

2024 Proxy Statement | 25

PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2024 and to audit the Company’s internal control over financial reporting as of December 31, 2024, and the Board is asking stockholders to ratify that selection. PwC has audited our consolidated financial statements each year since our formation in 2000. The Audit Committee periodically considers whether there should be a rotation of independent registered public accounting firms and the Audit Committee currently believes that the continued retention of PwC is in the best interests of the Company and our stockholders. Although current law, rules and regulations, as well as the charter of the Audit Committee, require our independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board considers the selection of our independent registered public accounting firm to be an important matter of stockholder concern and considers a proposal for stockholders to ratify such selection to be an important opportunity for stockholders to provide direct feedback to the Board on an important issue of corporate governance. In the event that stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain PwC, but may ultimately determine to retain PwC as our independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

In 2011, the Company, in the ordinary course of its business, entered into a bulk data agreement with PwC for the purpose of supporting valuation conclusions reached by PwC in the normal course of PwC’s audit and other work for its clients, which has been amended from time to time. Pursuant to the agreement, the Company provides bond pricing data to PwC on terms consistent with the terms of similar data sales agreements entered into by the Company. The aggregate revenue to the Company from the data agreement for the year ended December 31, 2023 was approximately $310,000. On an annual basis, the Audit Committee evaluates the effect of such agreement on the independence of PwC and has concurred with the opinion of the Company’s management and PwC that the arrangement constitutes an “arm’s-length” transaction that would not affect PwC’s independence.

Representatives of PwC will be present at our Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

Your vote

Unless proxy cards are otherwise marked, the persons named as proxies will vote FOR the ratification of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2024. Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock having voting power present in person or represented by proxy. Abstentions will have the same effect as a vote AGAINST this proposal. Brokers have discretionary authority to vote on Proposal 2 and, therefore, there will be no broker non-votes on Proposal 2.

BOARD RECOMMENDATION
The board unanimously recommends that you vote “FOR” ratification of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

2024 Proxy Statement | 26

PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit and other fees

The aggregate fees billed by our independent registered public accounting firm for professional services rendered in connection with the audit of our annual financial statements included in our Annual Report on Form 10-K for the years ended December 31, 2023 and 2022 and the audit of our broker-dealer subsidiary annual financial statements, as well as fees paid to PwC for tax compliance and planning, if any, and other services, are set forth below.

Except as set forth in the following sentence, the Audit Committee, or a designated member thereof, pre-approves 100% of all audit, audit-related, tax and other services rendered by PwC to the Company or its subsidiaries. The Audit Committee has authorized the CEO and the CFO to purchase permitted non-audit services rendered by PwC to the Company or its subsidiaries up to, and including, a limit of $10,000 per service and an annual aggregate limit of $20,000 for all such services.

Each fiscal year, the Company’s independent registered public accounting firm submits to the Audit Committee (and the Audit Committee requests from the independent registered public accounting firm) the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence.

Each fiscal year, the independent registered public accounting firm also submits to the Audit Committee (and the Audit Committee requests from the independent registered public accounting firm), a formal written statement of the fees billed by the independent registered public accounting firm to the Company in each of the last two fiscal years for each of the following categories of services rendered by the independent registered public accounting firm: (i) the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q or services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company’s financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent registered public accounting firm, in the aggregate and by each service.

Set forth below is information regarding fees paid by the Company to PwC during the fiscal years ended December 31, 2023 and 2022.

Fee Category	2023	2022
Audit Fees [1]	$3,418,157	$2,869,147
Tax Fees [2]	75,000	228,000
All Other Fees [3]	6,000	10,650
Total	$3,499,157	$3,107,797

(1)
The aggregate fees incurred include amounts for the audit of the Company’s consolidated financial statements (including fees for the audit of our internal control over financial reporting), the audit of our broker-dealer subsidiary’s annual financial statements and the audits of our foreign subsidiaries’ annual statutory financial statements.
(2)
Tax fees are comprised of fees for transfer pricing services.
(3)
Other Fees are comprised of annual subscription fees for accounting related research and service fees related to XBRL conversion services.

2024 Proxy Statement | 27

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee currently consists of Mr. Casper (Chair), Mr. Cruger, Ms. Gibson and Mr. Ketchum. Each member of the Audit Committee is independent, as independence is defined for purposes of Audit Committee membership by the listing standards of NASDAQ and the applicable rules and regulations of the SEC.

The Audit Committee appoints our independent registered public accounting firm, reviews the plan for and the results of the independent audit, approves the fees of our independent registered public accounting firm, reviews with management and the independent registered public accounting firm our quarterly and annual financial statements and our internal accounting, financial and disclosure controls, reviews and approves transactions between the Company and its officers, directors and affiliates, and performs other duties and responsibilities as set forth in a charter approved by the Board of Directors.

During fiscal year 2023, the Audit Committee met five times. The Company’s senior financial management and independent registered public accounting firm were in attendance at such meetings. Following each quarterly meeting during 2023, the Audit Committee conducted a private session with the independent registered public accounting firm, without the presence of management. The Audit Committee also had one joint meeting with the Risk Committee during 2023.

The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company’s senior management, including particularly its senior financial management, to prepare financial statements with integrity and objectivity and in accordance with generally accepted accounting principles, and relies upon the Company’s independent registered public accounting firm to review or audit, as applicable, such financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”).

We have reviewed and discussed with senior management the Company’s audited financial statements for the year ended December 31, 2023 which are included in the Company’s 2023 Annual Report on Form 10-K. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and (ii) have been prepared in conformity with generally accepted accounting principles.

In discharging our oversight responsibility as to the audit process, we have discussed with PwC, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

We have received the written disclosures and the letter from PwC concerning their communications with us concerning independence, as required by applicable requirements of the PCAOB, and we have discussed with PwC their independence.

Based upon the foregoing review and discussions with our independent registered public accounting firm and senior management of the Company, we recommended to our Board that the financial statements prepared by the Company’s management and audited by its independent registered public accounting firm be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, that was filed with the SEC.

Submitted by the Audit Committee of the
Board of Directors:

Stephen P. Casper— Chair
William F. Cruger
Kourtney Gibson
Richard G. Ketchum

2024 Proxy Statement | 28

STOCK MATTERS

Security ownership of certain beneficial owners and management

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of April 8, 2024, by (i) each person or group of persons known by us to beneficially own more than five percent of our Common Stock, (ii) each of our named executive officers (“NEOs”), (iii) each of our directors and nominees for director and (iv) all of our directors and executive officers as a group.

The following table gives effect to the shares of Common Stock issuable within 60 days of April 8, 2024, upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under Section 13 of the Exchange Act and includes voting and investment power with respect to shares. The percentage of beneficial ownership is based on 37,602,968 shares of Common Stock outstanding at the close of business on April 8, 2024. Except as otherwise noted below, each person or entity named in the following table has sole voting and investment power with respect to all shares of our Common Stock that such person or entity beneficially owns.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o MarketAxess Holdings Inc., 55 Hudson Yards, 15th Floor, New York, New York 10001.

	Number of Shares Beneficially Owned	Percentage of Stock Owned
5% Stockholders
The Vanguard Group [1]	4,526,422	12.04%
BlackRock, Inc. [2]	3,178,566	8.45%
Guardian Capital LP [3]	1,882,832	5.01%
NEOs and Directors
Richard M. McVey [4]	700,559	1.85%
Christopher R. Concannon [5]	120,059	*
Nancy Altobello [6]	1,040	*
Steven Begleiter [7]	7,566	*
Stephen P. Casper [8]	54,728	*
Jane Chwick [9]	7,255	*
William F. Cruger [10]	7,242	*
Kourtney Gibson [11]	1,587	*
Carlos Hernandez [12]	20,439	*
Richard G. Ketchum [13]	3,138	*
Emily H. Portney [14]	2,875	*
Richard Prager [15]	3,904	*
Kevin M. McPherson [16]	64,370	*
Naineshkumar S. Panchal [17]	1,269	*
Scott Pintoff [18]	5,638	*
Christophe Roupie [19]	4,251	*
Christopher N. Gerosa [20]	1,194	*
All Executive Officers and Directors as a Group (16 persons) [21]	1,005,920	2.66%

* Less than 1%.

(1)
Information regarding the number of shares beneficially owned by The Vanguard Group was obtained from a Schedule 13G filed by The Vanguard Group with the SEC on February 13, 2024. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

2024 Proxy Statement | 29

STOCK MATTERS

(2)
Information regarding the number of shares beneficially owned by BlackRock, Inc. was obtained from a Schedule 13G filed by BlackRock, Inc. with the SEC on January 25, 2024. The principal business address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(3)
Information regarding the number of shares beneficially owned by Guardian Capital LP was obtained from a Schedule 13G filed by Guardian Capital LP with the SEC on February 14, 2024. The principal business address of Guardian Capital LP is Commerce Court West, Suite 2700, P.O. Box 201, Toronto, Ontario, Canada M5L 1E8.
(4)
Consists of (i) 526,697 shares of Common Stock owned individually; (ii) 2,000 shares of Common Stock owned by immediate family members; and (iii) 171,862 shares of Common Stock issuable pursuant to stock options granted to Mr. McVey that are or become exercisable within 60 days. Does not include (i) 14,943 shares of Common Stock issuable pursuant to stock options that are not exercisable within 60 days; (ii) 5,025 unvested RSUs; (iii) 89,607 deferred RSUs or (iv) 14,812 PSUs (as defined herein).
(5)
Consists of (i) 32,695 shares of Common Stock owned individually and (ii) 87,364 shares of Common Stock issuable pursuant to stock options granted to Mr. Concannon that are or become exercisable within 60 days. Does not include (i) 17,341 shares of Common Stock issuable pursuant to stock options that are not exercisable within 60 days; (ii) 8,615 unvested RSUs; (iii) 668 deferred RSUs or (iv) 20,564 PSUs.
(6)
Consists of (i) 368 shares of Common Stock owned individually; and (ii) 672 unvested RSUs that vest within 60 days. Does not include 1,035 deferred RSUs.
(7)
Consists of (i) 6,985 shares of Common Stock owned individually; and (ii) 581 unvested RSUs that vest within 60 days. Does not include 1,553 deferred RSUs.
(8)
Consists of (i) 9,339 shares of Common Stock owned individually; (ii) 44,808 shares of Common Stock held indirectly in a trust for which Mr. Casper’s spouse is the trustee; and (iii) 581 unvested restricted stock awards that vest within 60 days.
(9)
Consists of (i) 6,674 shares of Common Stock owned individually; and (ii) 581 unvested restricted stock awards that vest within 60 days.
(10)
Consists of (i) 6,175 shares of Common Stock owned individually; (ii) 581 unvested restricted stock awards that vest within 60 days; and (iii) 486 deferred RSUs that will deliver within 60 days.
(11)
Consists of (i) 1,006 shares of Common Stock owned individually; and (ii) 581 unvested restricted stock awards that vest within 60 days.
(12)
Consists of (i) 19,946 shares of Common Stock owned individually; and (ii) 493 unvested restricted stock awards that vest within 60 days.
(13)
Consists of (i) 2,557 shares of Common Stock owned individually; and (ii) 581 unvested restricted stock awards that vest within 60 days.
(14)
Consists of (i) 2,294 shares of Common Stock owned individually; and (ii) 581 unvested restricted stock awards that vest within 60 days.
(15)
Consists of (i) 3,323 shares of Common Stock owned individually; and (iii) 581 unvested restricted stock awards that vest within 60 days.
(16)
Consists of (i) 64,370 shares of Common Stock owned individually. Does not include (i) 6,722 unvested RSUs or (ii) 7,742 PSUs.
(17)
Consists of (i) 1,269 shares of Common Stock owned individually. Does not include (i) 7,013 unvested RSUs; or (ii) 7,597 PSUs.
(18)
Consists of (i) 5,638 shares of Common Stock owned individually. Does not include (i) 3,864 unvested RSUs or (ii) 4,019 PSUs.
(19)
Consists of (i) 4,251 shares of Common Stock owned individually. Does not include (i) 3,775 unvested restricted stock units or (ii) 5,041 PSUs.
(20)
Consists of (i) 1,194 shares of Common Stock owned individually.
(21)
Consists of (i) 740,395 shares of Common Stock owned individually; (ii) 6,299 shares or RSUs that vest or deliver within 60 days; and (iii) 259,226 shares of Common Stock issuable pursuant to stock options that are or become exercisable within 60 days. Does not include (i) 32,284 shares of Common Stock issuable pursuant to stock options that are not exercisable within 60 days; (ii) 34,014 RSUs that are unvested; (iii) 92,863 deferred RSUs or (iv) 59,775 performance shares PSUs.

Delinquent Section 16(a) reports

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10 percent of a registered class of our equity securities, (“Reporting Persons”) to file with the SEC reports of ownership and reports of changes in ownership of our common stock. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of such reports received or written representations from certain Reporting Persons, to the Company’s knowledge, all Reporting Persons complied with all applicable requirements during fiscal year ended December 31, 2023, except for the following: Mr. Gerosa, the Company’s former Chief Financial Officer, had one report related to the surrender of shares on August 1, 2023 to the Company to satisfy Mr. Gerosa’s tax withholding obligation upon the vesting of RSUs previously granted to Mr. Gerosa that was inadvertently filed late on August 7, 2023.

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EXECUTIVE OFFICERS

Set forth below is information concerning our executive officers as of the date hereof.

Name	Age	Title
Christopher R. Concannon	56	Chief Executive Officer and Interim Chief Financial Officer
Richard M. McVey	64	Executive Chairman
Kevin M. McPherson	53	Chief Revenue Officer
Naineshkumar S. Panchal	52	Chief Information Officer
Scott Pintoff	53	General Counsel and Corporate Secretary
Christophe Roupie	58	Head of EMEA and APAC

Christopher R. Concannon has been Chief Executive Officer since April 2023 and has been serving as our Interim Chief Financial Officer since February 2024, which role is expected to end when Ms. Fiszel Bieler joins as Chief Financial Officer in May 2024, as discussed below. He previously served as our President & Chief Operating Officer, from January 2019 to April 2023. Mr. Concannon has been a member of the Board of Directors since January 2019. See “Proposal 1 – Election of Directors — Director information” for a discussion of Mr. Concannon’s business experience.

Richard M. McVey has been Executive Chairman since April 2023 and previously served as our Chairman and CEO from our inception to April 2023. See “Proposal 1 – Election of Directors — Director information” for a discussion of Mr. McVey’s business experience.

Kevin M. McPherson has been Chief Revenue Officer since July 2023. Previously, Mr. McPherson served as Global Head of Sales from June 2014 to July 2023 and U.S. Sales Manager from January 2008 to June 2014. From March 1999 to December 2007, Mr. McPherson was a Sales Representative for the Company, running the Company’s West Coast sales and distribution effort. From June 1996 to March 1999, Mr. McPherson worked within the Emerging Markets Fixed Income Group of Scudder Stevens & Clark, where he traded emerging market fixed income securities and supported portfolio administration. Mr. McPherson began his career at State Street Bank & Trust, where he worked from June 1994 to June 1996 as an accountant and auditor for fixed income and equities portfolios. Mr. McPherson received a B.A. in business administration from the University of Maine.

Naineshkumar S. Panchal has been Chief Information Officer since March 2022. Prior to his current role, Mr. Panchal served as a Managing Director of Goldman Sachs Asset Management Technology from November 2014 to February 2022. In that role, he served in various capacities, including a Global Co-Head of Technology, Asset Management Division from 2020 to 2021, Global Head of Goldman Sachs Asset Management Portfolio Management and Trading Technology from 2019 to 2020, Global Co-Head of Goldman Sachs Asset Management Portfolio Management and Trading Technology from 2018 to 2019 and Global Head of Fixed Income and Sales Technology, Asset Management Division from 2014 to 2018. Prior to this role, he was a Managing Director, Technology of Goldman Sachs Securities Division, serving in various capacities from 1996 to 2014. Mr. Panchal began his career as a Consultant, Financial Services at Andersen Consulting prior to his tenure at Goldman Sachs. He holds a B.A. and an M.A., each in Computer Science, from Cambridge University.

Scott Pintoff has been General Counsel and Corporate Secretary of MarketAxess since February 2014. In this role, Mr. Pintoff is responsible for the legal and compliance departments, as well as the regulatory affairs of the Company. Prior to joining MarketAxess, Mr. Pintoff was General Counsel and Corporate Secretary at GFI Group, a position he held since 2003. At GFI, Mr. Pintoff was responsible for all legal, regulatory and compliance matters, including GFI’s initial public offering, all major acquisitions and implementation of the Dodd-Frank Act. Mr. Pintoff joined GFI Group in 2000 as Associate General Counsel. Prior to GFI, Mr. Pintoff was at Dewey Ballantine LLP

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EXECUTIVE OFFICERS

from 1996 to 2000 within the mergers and acquisitions group. Mr. Pintoff received a B.A. (Honors) from Wesleyan University and a J.D from the New York University School of Law.

Christophe Roupie has been Head of EMEA and APAC since May 2020. From March 2017 through May 2020, Mr. Roupie was the Company’s Head of Europe and Asia. Prior to joining MarketAxess, from October 2015 until October 2016, Mr. Roupie was the CEO of HiRock AG, a family office in Switzerland. From May 2005 to October 2015, Mr. Roupie was Global Head of Trading and Securities Financing at AXA Investment Managers. While at AXA Investment Managers, he managed trading teams in Paris, London, Hong Kong and Greenwich, Connecticut across equities, fixed income, FX, derivatives, repo and stock lending. Prior to this, Mr. Roupie was the Global Head of Fixed Income Trading at IXIS AM (now Natixis Asset Management) from October 2000 to March 2005.

In addition, in February 2024, the Company announced that Ilene Fiszel Bieler, age 55, has been appointed as Chief Financial Officer, effective May 2024. Ms. Fiszel Bieler has served as Executive Vice President, Global Head of Investor Relations and Chief Operating Officer of State Street Global Markets and Global Credit Finance of State Street Corporation (“State Street”), a global financial services and bank holding company, since 2022, and previously served as Executive Vice President, Global Head of Investor Relations of State Street from 2020 to 2022 and Senior Vice President, Global Head of Investor Relations of State Street from 2017 to 2020. Prior to State Street, Ms. Fiszel Bieler served in various positions, including as Head of Investor Relations and Strategy for the Americas at Barclays plc and Head of Fixed Income Investor and Rating Agency Relations at Citigroup Inc. Ms. Fiszel Bieler holds a B.A. from the University of Arizona and a Master of Urban Planning from New York University.

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A LETTER FROM OUR COMPENSATION AND TALENT COMMITTEE

Dear Fellow Stockholders,

As members of MarketAxess’ Compensation and Talent Committee (the “Compensation Committee”), we endeavor to create an executive compensation program that is performance-based, directly correlated with business and financial results, and designed to attract, reward and retain high caliber executives.

In 2023, we received strong positive feedback from stockholders on our compensation program. The 2023 say-on-pay proposal received 92.4% support, and subsequent stockholder engagement in late 2023 and early 2024, has generally been positive. The Compensation Committee seeks to include the input of our stockholders in the regular evaluation of our programs and welcomes continued stockholder feedback regarding our executive compensation practices. The Company reached out to stockholders who collectively represented over 65.0% of our outstanding common stock and had conversations with ten stockholders who requested engagement representing approximately 33.0% percent of our outstanding common stock. The feedback from our stockholders, including the welcomed evolution of our executive compensation programs over the last few years, was conveyed to our Compensation Committee. We remain determined to understand your perspectives and committed to considering constructive changes in response to your feedback.

Our compensation program is designed to reward the short-term and long-term success of the Company. The Company’s 2023 NEO cash incentives were tied to both 2023 adjusted operating income and the executive’s individual performance, including contributions to the Company’s strategic objectives. The Company’s 2023 equity incentives, granted in February 2024, were comprised 50% of performance stock units (“PSUs”), which measure a combination of market share, revenue growth, and operating margin, over a subsequent three-year performance period.

The structure of our performance equity awards has significantly aligned our stockholder interests and the compensation of our NEOs. The performance equity awards that were granted in 2021 were subject to composite market share and operating margin performance metrics, weighted at 50% each. The performance period of the 2021 Performance Equity Awards was from January 1, 2021 to December 31, 2023, a period in which the Company faced market headwinds in comparison to the year ended December 31, 2020. As a result, as a percentage of target performance, composite market share and operating margin funded at 77.8% and 0.0%, respectively, with a resulting payout calculated at 38.9% of target.

As further described under “Corporate governance – Board leadership structure,” the Company completed the transition of our Chief Executive Officer position from Mr. McVey to Mr. Concannon. Mr. McVey continues to serve the Company as its Executive Chairman. We believe that this Board leadership structure, when combined with the composition of the Board and the strong leadership of our independent directors and Lead Independent Director, strikes an appropriate balance between consistent leadership and independent oversight of MarketAxess’ business and affairs.

Our Compensation Committee is and will remain committed to the ongoing evaluation and improvement of our executive compensation program. We look forward to continuing the dialogue and encourage you to reach out with any questions or concerns related to our program before making your voting decision. Thank you for your investment in MarketAxess.

Submitted by the Compensation and
Talent Committee of the Board of
Directors:

Richard L. Prager – Chair
Nancy Altobello
Stephen P. Casper
Kourtney Gibson

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COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) describes the Company’s executive compensation program and provides an overview of the Company’s pay for performance methodology and compensation decisions for the following NEOs:

Named Executive Officers

Name	Title
Christopher R. Concannon	Chief Executive Officer and Interim Chief Financial Officer
Richard M. McVey	Executive Chairman
Kevin M. McPherson	Chief Revenue Officer
Naineshkumar S. Panchal	Chief Information Officer
Christophe Roupie	Head of EMEA & APAC
Christopher N. Gerosa	Former Chief Financial Officer

On April 3, 2023, Mr. Concannon, formerly the Company’s President and Chief Operating Officer, was promoted to CEO and Mr. McVey, formerly the Company’s CEO, became the Company’s Executive Chairman.

On November 9, 2023, the Company announced that Christopher N. Gerosa, then Chief Financial Officer, would step down, effective January 31, 2024. Mr. Gerosa was employed by the Company as Chief Financial Officer as of December 31, 2023, but is no longer employed by the Company as of the date of this Proxy Statement. Mr. Concannon was appointed as Interim Chief Financial Officer on February 1, 2024.

In February 2024, the Company announced that Ilene Fiszel Bieler had been appointed as its Chief Financial Officer, effective May 2024. Ms. Fiszel Bieler is not included in this CD&A as she was not employed by the Company during the year ended December 31, 2023.

Responding to stockholders; evolving pay practices

Say-on-Pay support and 2023 stockholder engagement

Our annual say-on-pay vote (“Say-on-Pay”) is one of our opportunities to receive feedback from stockholders regarding our executive compensation program. At the 2023 Annual Meeting, approximately 92.4% of the votes cast approved the Say-on-Pay proposal, consistent with our historical rate of support. The Company continues to conduct annual outreach with our stockholders to better understand investors’ perspectives on our compensation program and incorporate their feedback. Following the 2023 Annual Meeting, we continued this dialogue by reaching out to stockholders who collectively represented over 65.0% of our outstanding common stock and had conversations with ten stockholders who requested engagement representing more than 33.0% percent of our outstanding common stock. During our outreach, we discussed a range of relevant topics with stockholders, including the evolution of our executive compensation programs, for which we received consistently positive feedback.

Our stockholders provided positive feedback on our fourth ESG Report, the depth of our materiality assessment, our transparency around human capital management and DEI initiatives, and our continued progress on measuring the Company’s carbon emissions.

Stockholder feedback was relayed directly to the Board of Directors, including to relevant Board committees that oversee various ESG Topics. See “Environmental, social and governance strategy and initiatives — Board and management oversight of ESG matters” for more information.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive summary

MarketAxess 2023 performance overview

In 2023, we made significant strides in enhancing our client franchise, increasing client engagement with MarketAxess X-Pro, our new trading platform, and delivering solid growth in average daily volume across new product areas and regions. In 2023, we also acquired Pragma LLC and Pragma Financial Systems LLC (collectively, “Pragma”), a quantitative trading technology provider specializing in algorithmic and analytical trading services, which we expect to accelerate our development of artificial intelligence driven execution algorithms across many of our key product areas.

We had record total revenues and total expenses of $752.5 million and $437.5 million in 2023, up 4.8% and 11.8%, respectively, from 2022. Total revenues includes Pragma revenues of $7.6 million and an increase of $1.8 million from the impact of foreign currency fluctuations. Total expenses includes Pragma operating expenses of $8.7 million, acquisition-related expenses and costs associated with efficiency initiatives of $2.4 million and an increase of $1.7 million from the impact of foreign currency fluctuations. We had diluted earnings per share of $6.85 on net income of $258.1 million in 2023, up from diluted earnings per share of $6.65 on net income of $250.2 million in 2022.

Operating income was $315.0 million, down 3.6% from 2022, but up from $250.9 million in 2019, representing a 5-year compound annual growth rate of 8.2%.

Open Trading continues to be a key differentiator for the Company, with 35.2% of total credit trading executed via Open Trading in 2023. We estimate that Open Trading generated $701.9 million of price improvement for our clients in 2023. This Open Trading price improvement is in addition to the potential cost savings institutional investors can achieve by simultaneously requesting bids or offers from our broker-dealer clients via our traditional disclosed request-for-quote protocol.

We had record average daily volumes (“ADV”) of $12.5 billion in total credit and $5.9 billion in U.S. high grade bonds. Beyond our core business, we made progress expanding our new growth initiatives, including with record ADV of $2.9 billion in emerging market bonds, $1.8 billion in Eurobonds and $440.4 million in municipal bonds. In addition, we made significant advances in automation with record automation volume of $303.3 billion on a record 1.8 million automated trades, up 37.8% and 43.7%, respectively from 2022.

Elements of executive compensation

Our NEO’s compensation is comprised of base salaries, annual cash incentive compensation and various forms of equity granted under our 2020 Equity Incentive Plan. The combination of these elements enables us to offer a competitive, cost-effective compensation program that balances variable, or at-risk, compensation with prudent risk-taking and the interests of our stockholders. Equity awards may be granted on an annual basis or as one-time awards, including multi-year awards that are attributed over multiple years of compensation. We believe that equity awards serve as an important part of a NEO’s compensation in that they further ensure alignment of the NEO’s interests with those of our stockholders.

Annual variable cash and equity compensation gives the Compensation Committee the flexibility to tie NEO compensation to individual and corporate performance, which is an important element of our pay philosophy and each NEO’s compensation.

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COMPENSATION DISCUSSION AND ANALYSIS

The table below summarizes the elements of our compensation program as in effect for fiscal year 2023 and how each element supports the Company’s compensation objectives:

Component		Performance Link	Description
Base Salary	Cash	N/A	• Provides a consistent minimum level of compensation that is paid throughout the year at a cost-effective level for the Company
Annual Cash Incentive	Cash	Adjusted operating income (60% for Messrs. Concannon and McVey; 50% for all other NEOs)	• Performance-based cash incentive opportunity • Rewards short-term performance in a framework that discourages excessive risk-taking
Individual performance and contributions to strategic objectives (40% for Messrs. Concannon and McVey; 50% for all other NEOs)
Long-Term Annual Equity Incentive	50% PSUs	U.S. credit market share (1/3rd)

• Financial performance targets are pre-determined by the Compensation Committee and reflect our financial and strategic long-term goals

• Three-year performance periods with one- year calculation periods

• Targets for years two and three are generally linked to prior year’s targets or results

• Cliff-vest after three years

Revenue growth excluding U.S. credit (1/3rd)
Operating margin (1/3rd)
	50% Time vested equity (RSUs and stock options)	Stock price performance

• Stock-based awards establish direct alignment with our stock price performance and stockholder interests

• Messrs. Concannon and McVey receive half of their annual long-term equity award that is time-based in RSUs and the other half in stock options

• Under our “Flex Share” program, the other NEOs may choose to receive this portion of their award in all RSUs or a combination of RSUs and stock options, allowing the Company to deliver more individualized awards without incurring additional expense

• Vest ratably over three years

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COMPENSATION DISCUSSION AND ANALYSIS

The NEOs also receive standard employee benefits, including healthcare, life insurance, disability and retirement savings plans. The NEOs do not generally receive any perquisites. In 2023, however, Mr. Roupie received a one-time visa assistance benefit for legal fees associated with a visa filing for the benefit of Mr. Roupie, his spouse and two children. See “—2023 compensation detail—Other benefits; Perquisites” for more information.

The structure of our performance equity awards has significantly aligned stockholder interests and the compensation of our NEOs. The performance equity awards that were granted in 2021 were subject to composite market share and operating margin performance metrics, weighted at 50% each. The performance period of the 2021 Performance Equity Awards was from January 1, 2021 to December 31, 2023, a period in which the Company faced market headwinds in comparison to the year ended December 31, 2020. As a result, as a percentage of target performance, composite market share and operating margin funded at 77.8% and 0.0%, respectively, with a resulting payout calculated at 38.9% of target.

2023 compensation decisions

A significant portion of each NEO’s compensation is dependent on our financial performance, with the NEO’s annual cash incentives tied to the Company’s adjusted operating income. The Company generated $361.1 million of adjusted operating income in 2023, which was below our 2023 internal target goal of $426.8 million. Accordingly, the cash incentive plan pool funding was lower than budgeted. See “Appendix A–Reconciliation of Non-GAAP Amounts” for a reconciliation of adjusted operating income to operating income, a non-GAAP measure. Further details about how the adjusted operating income affected the NEO’s cash incentive can be found under “— 2023 compensation detail — Annual cash incentives” below. The remainder of each NEO’s annual cash incentive awards for 2023 was determined by the Compensation Committee’s assessment of each NEO’s attainment of quantitative and qualitative performance criteria, which include contributions to the Company’s strategic objectives.

Our annual long-term equity incentives are stock-based awards that establish direct alignment with our stock price performance and stockholder interests. The amount awarded to each of the NEOs is based upon the NEO’s individual performance and may be further informed by benchmark data.

2023 Total Compensation Summary (000's)

	2023 Base	2023 Incentive			2023 Total
	Salary	Cash	Equity [1]	Total	Compensation [2]
Christopher R. Concannon [3]	$650	$1,300	$4,550	$5,850	$6,500
Richard M. McVey [4]	$650	$1,194	$4,156	$5,350	$6,000
Naineshkumar S. Panchal	$450	$800	$1,950	$2,750	$3,200
Kevin M. McPherson	$450	$675	$1,625	$2,300	$2,750
Christophe Roupie [5]	$461	$467	$1,096	$1,563	$2,024
Christopher N. Gerosa [6]	$450	–	–	–	$450

(1)
Represents equity awards attributable to 2023 performance. Messrs. Concannon’s, McVey’s and Panchal’s equity incentive column include $1,000,000, $1,833,000 and $750,000 in attributed multi-year compensation from previously granted multi-year equity awards. See “—Multi-Year Awards” below. Mr. Gerosa’s equity incentive would have included $333,333 in attributed multi-year compensation from previously granted multi-year equity awards, but his 2023 equity incentive was reduced to zero. See footnote 6 below.
(2)
“2023 Total Compensation” differs from the figures shown in the total column of the table under “Executive compensation —Summary compensation table.” The Summary Compensation Table reflects the full grant date value of any equity award received by the NEOs in the year actually granted, in accordance with FASB ASC Topic 718.
(3)
Mr. Concannon was promoted to Chief Executive Officer on April 3, 2023. He previously served as President and Chief Operating Officer. In connection with his promotion to Chief Executive Officer, Mr. Concannon also received (i) RSUs with a grant value of $1.05 million; and (ii) PSUs with a target grant date fair value of $2.45 million, in each case, not reflected under “Equity” in the table above.
(4)
Mr. McVey became Executive Chairman on April 3, 2023. He previously served as Chief Executive Officer.

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COMPENSATION DISCUSSION AND ANALYSIS

(5)
Mr. Roupie is located in the U.K., and, while the amounts shown in the table are expressed in U.S. dollars, the components of his compensation are paid in British pounds. These components were converted to U.S. dollars using the exchange rate of 1.2453, which is average exchange rate for the year ended December 31, 2023.
(6)
On November 6, 2023, Mr. Gerosa resigned from his position as Chief Financial Officer, effective January 31, 2024. As such, the Compensation Committee used its discretion to adjust his total 2023 annual cash and equity incentives to $0.

Executive compensation practices and governance

Principles and strategy

Our executive compensation program is designed to promote the following core principles that are aligned with our Company’s business strategy:

•
Alignment: we align Company and individual performance and decision-making with long-term stockholder value creation;
•
Retention: attract, reward and retain high caliber executives;
•
Motivation: motivate high performance from our NEOs by offering greater incentives for superior performance and reduced awards for underperformance;
•
Prudence: discourage imprudent risk-taking by avoiding undue emphasis on any one metric or short-term goals; and
•
Fairness: be transparent and fair to both our NEOs and our stockholders.

We believe these principles have served us well for many years, and we are continuing to refine them in response to input from our stockholders.

Our compensation principles place a majority of our executive officers’ compensation at risk and emphasize incentives tied to individual and Company performance, as well as continued service. As a result, the only fixed compensation paid is base salary, which represented 10% of Mr. Concannon’s total compensation, 11% of Mr. McVey’s total compensation and no more than 23% of the other NEOs’ (excluding Mr. Gerosa because he did not receive any variable compensation in 2023 due to delivery of notice of the termination of his employment) total compensation in 2023. We also seek to promote long-term commitments from our NEOs because we believe that continuity of the Company’s leadership team benefits both the Company and our stockholders. As such, we utilize long-term (three- to five-year) equity incentives in conjunction with short-term incentives (performance-based annual cash awards). Ultimately, the value realized by our NEOs from our equity incentive awards will depend on our financial performance, changes in our Common Stock price, and satisfaction of an award’s vesting schedule. Taken together, we believe these factors help create a comprehensive scheme that both reinforces our long-term performance-based orientation and is aligned with the interests of our stockholders.

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COMPENSATION DISCUSSION AND ANALYSIS

Best practices

Our pay practices align with our compensation principles and facilitate our implementation of those principles. They also demonstrate our commitment to sound compensation and governance policies.

Compensation Policies and Practices
What We Do	What We Avoid

✓ Emphasis on performance-based compensation

✓  Maintain clawback policies

✓  Stock ownership guidelines

✓  Use of long-term equity awards that align with stockholder interests

✓  Automatic reduction of severance payments subject to §280G excise tax

✓  Engage with investors

✓  Dividends and dividend equivalents on restricted stock and RSUs are paid only when the awards vest

✓  Engage independent compensation consultants

X  No guaranteed bonuses except for new hires

X  No supplemental executive retirement plans (SERPs)

X  No single-trigger change in control benefits

X  No §280G excise tax “gross-up” benefits

X  No recycling of options or stock appreciation rights

X  No “repricing” underwater options without

stockholder approval

X  No hedging or pledging of MarketAxess stock

X  No significant perquisites or other personal benefits for NEOs

Role of the Compensation Committee

The Compensation Committee administers the compensation program for our NEOs. The Compensation Committee reviews all components of remuneration (both cash and equity) and decides which elements of compensation, if any, should be adjusted or paid based on corporate and individual performance results and competitive benchmark data. The Compensation Committee also determines performance award payouts for the prior fiscal year based on actual results against performance goals.

In performing its duties, the Compensation Committee:

•
annually reviews competitive compensation data, recent compensation trends and any other relevant market data obtained by its compensation consultants and considers the impact on our compensation architecture, policies and strategies;
•
reviews all compensation earned by each NEO, including each NEO’s past wealth realization and future equity incentive opportunities;
•
consults with the compensation consultants and full Board regarding market and performance data when considering decisions concerning the structure and amount of our Executive Chairman’s and CEO’s compensation;
•
considers the recommendations of our CEO relating to the performance of our NEOs (other than himself) and the recommendations of its compensation consultants relating to market data and compensation trends when considering decisions concerning the structure and amount of compensation of our NEOs.

The Compensation Committee’s function is fully described in its charter, which is available on our corporate website at www.marketaxess.com under “Investor Relations – Corporate Governance.” In performing its duties, the Compensation Committee receives assistance from management and our independent compensation consultants. The Compensation Committee’s decisions relating to compensation for our NEOs are reviewed by our full Board of Directors.

Role of independent compensation consultants

Pursuant to its charter, the Compensation Committee may retain and terminate any consultant or other advisor, as well as approve the advisor’s fees and other engagement terms. For fiscal year 2023, the Compensation

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COMPENSATION DISCUSSION AND ANALYSIS

Committee retained FW Cook as its independent compensation consultant for purposes of advising on executive compensation. Representatives from FW Cook attended Compensation Committee meetings, participated in executive sessions and communicated directly with the Compensation Committee. During 2023, FW Cook provided the following services to the Compensation Committee:

•
Executive Compensation Design – Provided the Compensation Committee with executive compensation design suggestions and alternatives;
•
Pay Analysis – Reviewed and benchmarked competitive market pay levels with respect to 2023 compensation for our global management team, including the NEOs;
•
Peer Group Construction – Reviewed and recommended changes to the Company’s peer group composition (as discussed below in Peer Group); and
•
General Advice/Compliance – Provided general compensation-related recommendations to the Compensation Committee and performed other services, including providing advice regarding regulatory and advisory compliance issues, CEO succession and other governance issues.

FW Cook also advised the Compensation Committee with regard to the compensation for our Board of Directors. See “Corporate governance and board matters — Director compensation” for more information.

The compensation consultant reported directly, and is directly accountable, to the Compensation Committee. The Compensation Committee assessed the independence of FW Cook pursuant to SEC rules and determined that its work did not raise any conflicts of interest. The Compensation Committee will continue to monitor the independence of its compensation consultant on an annual basis.

Role of senior management

Senior management, including the Executive Chairman, the CEO and Chief Human Resources Officer, make recommendations for the meeting agendas and prepare the materials for Compensation Committee meetings and attend those meetings, other than during executive session. Other senior managers, such as the General Counsel, may also assist in the preparation or presentation of relevant material. In 2023, Mr. Concannon, CEO, made recommendations regarding the annual compensation for the NEOs, other than himself and Mr. McVey, to the Compensation Committee for consideration. No member of management is present in the Compensation Committee meetings when matters related to their individual compensation are under discussion.

Compensation risk assessment

The Compensation Committee is responsible for reviewing and assessing potential risk arising from the Company’s compensation policies and practices. The Compensation Committee regularly reviews the Company’s compensation policies and practices to ascertain any potential material risks that may be created by the Company’s compensation programs. FW Cook provided the Compensation Committee an assessment of the effectiveness of all major components of the Company’s compensation programs, including the mix between annual and long-term compensation; short and long-term incentive program design; incentive plan performance criteria and corresponding objectives; its clawback policy; and its stock ownership guidelines. The Compensation Committee’s review includes the compensation practices for our entire employee base to ensure that our pay practices, compensation programs and business strategies do not motivate imprudent risk-taking by any employee.

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COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee considered these items in determining the appropriate compensation programs for the Company. The Company utilizes many design features that mitigate the likelihood of encouraging excessive risk-taking behavior. Among these design features are the use of:

•
Equity compensation with long-term vesting (three to five years);
•
Holding periods or cliff-vesting for certain long-term equity awards;
•
Clawback policies;
•
Stock ownership and retention guidelines that meet market standards;
•
The Compensation Committee’s ability to exercise downward discretion in determining payouts, including after consideration of regulatory, compliance and legal issues; and
•
Training on our Code of Conduct and other policies that educate our employees on appropriate behaviors and the consequences of taking inappropriate actions.

Based on the foregoing, the Compensation Committee and management agree that our compensation policies and practices do not encourage excessive risk-taking or create risks that are reasonably likely to have a material adverse effect on the Company. We believe that our compensation programs do not provide incentives that encourage risk-taking beyond the Company’s ability to effectively identify and manage significant risks and is compatible with the internal controls and the risk management practices of the Company.

How we determine pay levels

Peer group

The Compensation Committee assesses the Company’s financial performance and executive compensation competitiveness against a group of peer companies that it selects based on input from FW Cook. A key objective of our executive compensation program is to ensure that the total compensation package and structure that we provide to our NEOs is competitive with the companies with whom we compete for executive talent. The 2023 peer group consisted of companies that are similar to the Company in terms of competitive positioning, financial size, operating characteristics, market sector or industry classification. FW Cook engages with the Compensation Committee to review the peer group annually and periodically make changes.

In 2023, FW Cook completed an annual review of the composition of our peer group. Factors considered in determining the peer group (“Peer Group”) included:

•
financial size (e.g., revenue, market capitalization, operating income, etc.);
•
whether companies compete with us for clients, executives or other employee talent;
•
market sector, asset class or product offering;
•
peers of peers, as well as peers designated by shareholder advisory firms in their annual reviews; and
•
reviewing the broader market for additional firms in financial services, IT services and software industries, based on relative revenue, market capitalization and operating income similarity.

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COMPENSATION DISCUSSION AND ANALYSIS

For 2023, our Peer Group was comprised of the following firms:

2023 Peer Group
ACI Worldwide, Inc.	Factset Research Systems, Inc.	Q2 Holdings Inc.
AssetMark Financial Holdings, Inc.	Fair Isaac Corporation	SEI Investments Company
BGC Partners, Inc.	Guidewire Software, Inc.	Tradeweb Markets Inc.
Black Knight, Inc.	Hercules Capital, Inc.	Virtu Financial, Inc.
Cboe Global Markets, Inc.	Morningstar, Inc.	WisdomTree Investments, Inc.
Cohen & Steers, Inc.	MSCI Inc.
Envestnet, Inc.	Nasdaq Inc.

In 2023, we added AssetMark Financial Holdings, Inc. (“AssetMark”) to, and removed Aspen Technologies, Inc. (”Aspen”) from, our Peer Group. We made these changes because: (a) AssetMark exhibited financials aligned with MarketAxess, operates in a parallel business space, providing wealth management technology solutions, and is a peer of two members of the Peer Group; and (b) Aspen has a minimal focus on financial services and completed a transaction whereby Emerson Electric now owns a majority stake in Aspen.

Benchmarking — importance and process

In addition to the peer group, FW Cook also used leading industry compensation surveys for the financial services and financial technology sectors for benchmarking purposes. The surveys provide a broader view of compensation levels and trends, which is useful in combination with the Peer Group data. The Compensation Committee considered this data, in conjunction with the Company’s performance and each NEO’s individual performance, contribution and expertise in determining how each NEO is paid vis-à-vis the recommended market data. The Compensation Committee is presented summary statistics and does not review the list of individual companies that participate in the surveys.

2023 compensation detail

Elements of executive compensation

The compensation structure for our NEOs is comprised of base salaries, annual cash incentive compensation and various forms of equity granted under our 2020 Equity Incentive Plan. The combination of these elements enables us to offer a competitive, cost-effective compensation program that balances variable, or at-risk, compensation with prudent risk-taking and stockholder interests. Equity awards may be granted on an annual basis or as one-time awards, including multi-year awards, that are attributed over multiple years of compensation. We believe that equity awards serve as an important part of an NEO’s compensation in that they further ensure alignment of the NEO’s interests with those of our stockholders.

Annual variable cash and equity compensation gives the Compensation Committee the flexibility to tie NEO compensation to individual and corporate performance, which is an important element of our pay philosophy and each NEO’s compensation.

The NEOs also receive standard employee benefits including healthcare, life insurance, disability and retirement savings plans. The NEOs do not generally receive any perquisites. In 2023, however, Mr. Roupie received a one-time visa assistance benefit for legal fees associated with a visa filing in the United Kingdom for Mr. Roupie, his spouse and two children. See “—2023 compensation detail—Other benefits; Perquisites” for more information.

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COMPENSATION DISCUSSION AND ANALYSIS

Pay mix

We believe that the balance among pay components in our compensation program design mitigates against a focus on short-term results and decreases the potential for excessive or inappropriate risk-taking (see “Executive compensation practices and governance — Compensation risk assessment” above). An overview of the elements of pay provided to Messrs. Concannon and McVey and, on average, to the other NEOs (excluding Mr. Gerosa because he did not receive any variable compensation in 2023 due to delivery of notice of the termination of his employment) for fiscal year 2023 is as follows:

Base salary

Base salary is the only fixed component of our NEOs’ total cash consideration and is intended to provide a minimum consistent level of compensation throughout the year at a cost-effective level for the Company. We avoid automatic base salary increases and any historical increases have been infrequent. For example, Mr. McVey’s base salary remained unchanged from 2011 through 2022.

For 2023, the base salary of each of Messrs. Concannon and McVey was $650,000, the base salary of each of Messrs. McPherson, Panchal and Gerosa was $450,000 and the base salary of Mr. Roupie was $460,760 (converted to U.S. dollars from British pounds using the exchange rate of 1.2453, which is average exchange rate for the year ended December 31, 2023). As compared to base salary levels in 2022, the base salary increases for: (i) Mr. McVey was offset by a commensurate decrease in his 2023 cash incentive target for the portion of the year that Mr. McVey served as Chief Executive Officer in 2023; (ii) Messrs. McPherson and Panchal were offset by commensurate decreases in their 2023 cash incentive targets; and (iii) Messrs. Concannon and Gerosa were not

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COMPENSATION DISCUSSION AND ANALYSIS

offset by commensurate decreases in cash incentive targets in light of their recent promotions to Chief Executive Officer and Chief Financial Officer, respectively. The Board and the Compensation Committee believe that these changes were warranted to position base salaries closer to market median. Mr. Roupie was not an NEO in 2022.

Change to base salaries for 2024

For the 2024 fiscal year, the Board increased Mr. Concannon's base salary by $100,000 to $750,000, while the base salaries for all other NEO's were unchanged. The Board and the Compensation Committee believe that the increase in Mr. Concannon’s base salary was warranted to position his base salary closer to market median.

Annual cash incentives

The NEO’s annual cash incentives are designed to reward short-term performance in a framework that discourages excessive risk-taking.

The chart below summarizes each NEO’s target annual cash incentive, along with the funding as a percentage of target for both the adjusted operating income and individual performance portions and the actual payout amounts for the year ended December 31, 2023.

2023 Cash Incentive Summary (000's)

	Target Cash	Funding as a Percentage of Target			2023 Cash
	Incentive	Adjusted Operating Income [1]	Individual	Total [2]	Incentive
Christopher R. Concannon [3]	$1,625	85%	73%	80%	$1,300
Richard M. McVey [4]	$1,493	85%	73%	80%	$1,194
Naineshkumar S. Panchal	$850	85%	104%	94%	$800
Kevin M. McPherson	$750	85%	95%	90%	$675
Christophe Roupie [5]	$467	85%	115%	100%	$467
Christopher N. Gerosa [6]	$600	–	–	–	–

(1)
Adjusted operating income excludes unplanned inorganic activity and the impact of cash incentives. See “Appendix A – Reconciliation of Non-GAAP Amounts” for a reconciliation of adjusted operating income to operating income.
(2)
Funding as a percentage of target is weighted (i) for Messrs. Concannon and McVey, between adjusted operating income (60%) and their respective individual performance and contributions to strategic objectives (40%); and (ii) for the other NEOs, between adjusted operating income (50%) and the NEO’s respective individual performance and contributions to strategic objectives (50%).
(3)
Mr. Concannon was promoted to Chief Executive Officer on April 3, 2023. He previously served as President and Chief Operating Officer.
(4)
Mr. McVey became Executive Chairman on April 3, 2023. He previously served as Chief Executive Officer.
(5)
Mr. Roupie is located in the U.K., and, while the amounts shown in the table are expressed in U.S. dollars, the components of his compensation are paid in British pounds. These components were converted to U.S. dollars using the exchange rate of 1.2453, which is the average exchange rate for the year ended December 31, 2023.
(6)
On November 6, 2023, Mr. Gerosa resigned from his position as Chief Financial Officer, effective January 31, 2024. As such, the Compensation Committee used its discretion to adjust his total 2023 annual cash and equity incentives to $0.

In 2023, 60% of Messrs. Concannon’s and McVey’s annual cash incentive, and 50% of the other NEO’s respective annual cash incentives, was directly linked to the Company’s adjusted operating income results. This performance metric is different than the performance metrics used for the Company’s annual long-term equity incentive awards. The other 40% or 50%, as applicable, of the annual cash incentive for our NEOs was based on the executive’s individual performance (see “2023 individual performance” below). For 2023, the NEOs’ cash incentives were paid out of the 2009 Employee Performance Incentive Plan (the “Employee Cash Incentive Plan”).

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COMPENSATION DISCUSSION AND ANALYSIS

2023 adjusted operating income performance

As detailed in the table below, our adjusted operating income was $361.1 million and resulted in funding of 85% for the portion of each executive officer’s cash award payable based on adjusted operating income results. The Committee established a target of $426.8 million, approximately 15.2% above last year’s result of $370.4 million, to ensure a rigorous performance objective for the management team.

Adjusted Operating Income Performance Grid (millions)

Performance	Adjusted Operating Income [1]	Payout
150% of Target or Higher	≥$640.1	150%
125% of Target	$533.4	125%
100% of Target	$426.8	100%
2023 Actual	$361.1	85%
75% of Target	$320.1	75%
50% of Target	$213.4	50%
Less Than 50% of Target	<$213.4	0%

(1)
Adjusted operating income excludes unplanned inorganic activity and the impact of cash incentives. See “Appendix A – Reconciliation of Non-GAAP Amounts” for a reconciliation of adjusted operating income to operating income.

2023 individual performance

In connection with the determination of each NEO’s annual cash incentive award, the Compensation Committee assessed individual performance. Individual performance is reflective of an individual’s attainment of quantitative and qualitative performance criteria, which include contributions to the Company’s strategic objectives. The Compensation Committee believes this component provides an opportunity to evaluate the quality of individual results on an annual basis and that the consideration of the progress on the Company’s diversity and human capital initiatives reinforces the achievement of such objectives.

The Compensation Committee assessed contributions to the Company’s growth strategy of our NEOs based on our strategic objectives:

2023 Strategic Objectives
Deliver innovative trading automation tools	Grow client relationships
Improve financial performance	Attract, develop and retain top talent
Build a scalable and resilient business	Expand our product reach

These goals are intended to ensure the long-term stability of the Company and alignment between NEO’s compensation and the Company’s long-term strategic goals.

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COMPENSATION DISCUSSION AND ANALYSIS

The NEOs were credited with contributions aligning to our growth strategy, including the contributions summarized below:

2023 Individual Performance Considerations
Christopher R. Concannon

•  Delivered new and innovative technology and analytics solutions, such as Adaptive Auto-x (the first client algorithm in Credit), MarketAxess X-Pro, and data products such as Tradeability, AI Dealer Select, CP+ Inquiry and Matchability. (Deliver innovative trading automation tools)

•  Led the automation business to a record approximately $300 billion in volume. (Deliver innovative trading automation tools)

•  Negotiated strategic transactions, including the Pragma Acquisition. (Expand our product reach)

•  Reorganized the Product and Technology teams into a more streamlined product business stripe and created and led the Global Product Management Group to improve global product management and technology resourcing decisions. (Deliver innovative trading automation tools)

•  Led the strategy of the Company, including shifting the technology and product strategies to expand our market opportunity in products, protocols and trade sizes. (Expand product reach)

•  Hosted numerous client events, client forums and private client gatherings. (Grow client relationships)

•  Drove strategy and execution for DE&I and ESG. (Attract, develop and retain top talent)

Richard M. McVey

•  Provided strategic advice to Chief Executive Officer and other management team members as Executive Chair. (Attract, develop and retain top talent)

•  Worked closely with the Board’s Nominating and Governance Committee to attract and retain talented and diverse independent directors, including by recruiting Carlos Hernandez to the Board, furthering the Board's deep global markets knowledge. (Attract, develop and retain top talent).

•  Maintained regulatory dialogue with key regulators in the U.S. and Europe. (Build a scalable and resilient business)

•  Maintained senior client relationships in the dealer and investor community. (Grow client relationships)

•  Supported the Company’s shareholder and analyst communications. (Build a scalable and resilient business)

•  Active in the Company’s Risk Management oversight. (Build a scalable and resilient business)

•  Continued progress in the Company’s culture and diversity programs, including recruitment and retention of diverse employees, leadership development and better employee communication. (Attract, develop and retain top talent)

•  Developed deeper senior management capabilities in key business areas. (Attract, develop and retain top talent)

Naineshkumar S. Panchal

• Drove the creation and execution of the new MarketAxess X-Pro platform. (Deliver innovative trading automation tools; Expand our product reach; and Grow client relationships)

• Delivered a record number of technology features in 2023 (+1,000 features). (Deliver innovative trading automation tools; Grow client relationships; and Build a scalable and resilient business)

• Continued to enhance the focus on technology risk and control at the Company (Build a scalable and resilient business)

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COMPENSATION DISCUSSION AND ANALYSIS

• Established the technical platform strategy for the Company to provide technology leverage and scale through the cloud strategy, data platform and UI/UX platform. (Build a scalable and resilient business)

•  Executed on an Engagement Survey action plan for the Technology organization. (Attract, develop and retain top talent)

• Continued to build the technology talent through external hiring & internal career development. (Attract, develop and retain top talent)

•  Sponsored the Women in Technology initiative for female technology professionals at the firm. (Attract, develop and retain top talent)

Kevin M. McPherson

• Delivered record global credit trading volumes of $3.1 trillion; record global trading revenue of $662 million; and record market share in Emerging Markets, Eurobond, and Muni volumes. (Improve financial performance)

• Hosted or attended client events in 12 US cities and 19 international cities. (Grow client relationships)

• Led the global sales team to a record approximately 24,500 client meetings. (Grow client relationships)

• Led employee engagement survey action planning efforts. (Attract, develop and retain top talent)

• Participated in MarketAxess’ charitable outreach programs. (Attract, develop and retain top talent)

Christophe Roupie

• Delivered record EMEA/APAC revenues and volumes, with double digits volume (14%), revenue (11%) and operating income (11%) year on year growth despite challenging market conditions. (Improve financial performance)

•  Strong local expense discipline leading to operating costs being $8.4 million favorable to budget, generating record regional operating income and an operating margin in line with budget at 45%. (Improve financial performance)

•  Continued to expand regional client network, specifically in APAC and some parts of Eastern Europe, which resulted in record EMEA/APAC contribution to global volume. (Grow client relationships)

•  Maintenance and development of key international client and dealer relationships. (Grow client relationships)

•  Led employee engagement survey action planning efforts. (Attract, develop and retain top talent)

Mr. Gerosa is omitted from the table above because he was not credited with any individual performance contributions due to his resignation on November 6, 2023.

Non-qualified deferred cash plan

The Company offers a voluntary non-qualified deferred cash plan that allows U.S.-based NEOs and other select participants to defer all or part of their annual cash incentive. In 2023, none of the NEOs deferred their annual cash incentive. Please see “Executive compensation — Nonqualified Deferred Compensation.”

Annual long-term equity incentives

We grant equity awards to our NEO’s annually as part of our on-going compensation program.

SEC rules require that we report all equity granted during the applicable reporting year in our executive compensation tables (see “Executive compensation” below). As such, in this CD&A, we provide an overview of all equity awards granted in February 2023 for 2022 performance. However, in calculating total direct

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COMPENSATION DISCUSSION AND ANALYSIS

compensation (“TDC”), which includes cash payments, annual equity awards made in relation to prior year performance and the annualized value of multi-year equity awards, for performance year 2023, we used the value of equity granted in February 2024 in recognition of performance during 2023. Accordingly, we have also included an overview of equity awards granted in 2024.

Our annual long-term equity incentives are stock-based awards that establish direct alignment with our stock price performance and stockholder interests. The amount awarded to each of the NEOs is based upon the NEO’s individual performance, which reflects the attainment of quantitative and qualitative performance criteria, inclusive of contributions to the Company’s growth strategy and may be further informed by benchmark data. For information on how the Compensation Committee determines the NEO’s individual performance and contributions to our growth strategy, please refer to the factors described under “2023 compensation detail – Annual Cash Incentives – 2023 individual performance.” The number of shares awarded is based on the average closing price of our Common Stock for the ten consecutive trading days leading up to and including the date of grant, helping to ensure that the timing of any award will not be subject to manipulation and reducing the impact of any significant short-term swings in stock price. The awards vest over a minimum of three years, and the first vesting date is at least one year from the date of grant.

The composition of our NEO’s annual equity awards granted in February 2023 and February 2024 were as follows:

Component	Performance Link	Description
50% PSUs	U.S. credit market share (1/3rd)

• Financial performance targets are pre-determined by the Compensation Committee and reflect our financial and strategic long-term goals

• Three-year performance periods with one-year calculation periods

•  Targets for years two and three are generally linked to prior year’s targets or results

• Cliff-vest after three years

Revenue growth excluding U.S. credit (1/3rd)
Operating margin (1/3rd)
50% Time vested equity (RSUs and stock options)	Stock price performance

• Stock-based award establishes direct alignment with our stock price performance and stockholder interests

• Messrs. Concannon and McVey receive half of their annual long-term equity award that is time-based in RSUs and the other half in stock options

• Under our “Flex Share” program, the other NEOs may choose to receive this portion of their award in all RSUs or a combination of RSUs and stock options, allowing the Company to deliver more individualized awards without incurring additional expense

• Vest ratably over three years

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COMPENSATION DISCUSSION AND ANALYSIS

The chart below shows the annual equity award value granted to our NEOs in February 2023 to reward their performance in 2022 and the value of any multi-year awards included in their TDC for 2022.

2022 Equity Incentive Summary (000's)

	Multi-Year	Granted February 2023 for 2022				2022 Equity
	Attribution [1]	PSUs	RSUs	Options	Total	Incentive
Christopher R. Concannon	$1,000	$1,400	$700	$700	$2,800	$3,800
Richard M. McVey	$2,200	$1,775	$888	$888	$3,550	$5,750
Naineshkumar S. Panchal	$750	$325	$325	–	$650	$1,400
Kevin M. McPherson	–	$775	$775	–	$1,550	$1,550
Christophe Roupie [2]	–	$468	$468	–	$936	$936
Christopher N. Gerosa	$333	$233	$117	$117	$467	$800

(1)
See “—Multi-year awards” below.
(2)
Mr. Roupie is located in the U.K., and, while the amounts shown in the table are expressed in U.S. dollars, the components of his compensation are paid in British pounds. These components were converted to U.S. dollars using the exchange rate of 1.2394 which is the average exchange rate for the year ended December 31, 2022.

The chart below shows the annual equity award value granted to our NEOs in February 2024 to reward their performance in 2023 and the value of any multi-year awards included in their TDC for 2023.

2023 Equity Incentive Summary (000's)

	Multi-Year	Granted February 2024 for 2023				2023 Equity
	Attribution [1]	PSUs	RSUs	Options	Total	Incentive
Christopher R. Concannon [2]	$1,000	$1,775	$888	$888	$3,550	$4,550
Richard M. McVey [3]	$1,833	$1,162	$581	$581	$2,323	$4,156
Naineshkumar S. Panchal	$750	$600	$600	–	$1,200	$1,950
Kevin M. McPherson	–	$813	$813	–	$1,625	$1,625
Christophe Roupie [4]	–	$548	$548	–	$1,096	$1,096
Christopher N. Gerosa [5]	–	–	–	–	–	–

(1)
See “—Multi-year awards” below.
(2)
Mr. Concannon was promoted to Chief Executive Officer on April 3, 2023. He previously served as President and Chief Operating Officer.
(3)
Mr. McVey became Executive Chairman on April 3, 2023. He previously served as Chief Executive Officer.
(4)
Mr. Roupie is located in the U.K., and, while the amounts shown in the table are expressed in U.S. dollars, the components of his compensation are paid in British pounds. These components were converted to U.S. dollars using the exchange rate of 1.2453, which is the average exchange rate for the year ended December 31, 2023.
(5)
On November 6, 2023, Mr. Gerosa resigned from his position as Chief Financial Officer, effective January 31, 2024.

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COMPENSATION DISCUSSION AND ANALYSIS

Performance stock units

PSUs are intended to align our employees’ interests, including the NEOs, with those of our stockholders, with a focus on long-term financial results. PSUs are granted to the NEOs and other employees pursuant to the 2020 Equity Incentive Plan.

The Compensation Committee approved the following awards of PSUs in February 2023 and February 2024:

2022 and 2023 Performance Stock Unit Summary

	Granted February 2023 for 2022			Granted February 2024 for 2023
	Grant Date	Units Granted at Target	Grant Date Fair Value [1]	Grant Date	Units Granted at Target	Grant Date Fair Value [1]
Christopher R. Concannon [2]	2/15/2023	3,934	$1,410,457	2/15/2024	7,981	$1,759,811
Richard M. McVey [3]	2/15/2023	4,988	$1,788,348	2/15/2024	5,223	$1,151,672
Naineshkumar S. Panchal	2/15/2023	913	$327,338	2/15/2024	2,698	$594,909
Kevin M. McPherson	2/15/2023	2,178	$780,878	2/15/2024	3,653	$805,487
Christophe Roupie	2/15/2023	1,279	$458,560	2/15/2024	2,519	$555,440
Christopher N. Gerosa [4]	2/15/2023	656	$235,196	–	–	–

(1)
The grant date fair value listed above is calculated in accordance with FASB ASC Topic 718. The Company determines the number of PSUs to grant by dividing the target grant value by the 10-trading day average up to and including the date of grant.
(2)
Mr. Concannon was promoted to Chief Executive Officer on April 3, 2023. He previously served as President and Chief Operating Officer.
(3)
Mr. McVey became Executive Chairman on April 3, 2023. He previously served as Chief Executive Officer.
(4)
On November 6, 2023, Mr. Gerosa resigned from his position as Chief Financial Officer, effective January 31, 2024.

The performance metrics used for PSUs in February 2023 and February 2024 are different than the performance metric used for the Company’s annual cash incentive plan. Goals were set at the beginning of the performance period based on prior actual results and the Company’s budget. The goals and the Company’s budget are each subject to review and approval by the Board. The Compensation Committee seeks to make target goals ambitious, requiring meaningful growth over the performance period, while threshold goals are expected to be achievable. The Company intends to disclose the performance metric payout results as a percentage of target, as well as the resulting payout for the PSUs as a percentage, following the Compensation Committee’s certification of the Company’s results against such targets at the end of each applicable three-year performance period. See “—2021 performance awards” for information regarding the payout of awards that have vested in 2024.

The PSUs granted to the NEOs cliff-vest after three years and have three-year performance periods with one-year calculation periods, with targets in years two and three generally linked to the prior year’s target or result.

For the awards granted in February 2023 and February 2024, the Compensation Committee established U.S. credit market share (1/3rd), revenue growth excluding U.S. credit (1/3rd), and operating margin (1/3rd) as the three financial metrics applicable to the awards. U.S. credit market share is a relative metric that captures our market share performance in U.S. high grade and U.S. high yield bonds. Revenue growth excluding U.S. credit includes our performance with respect to Eurobonds, emerging markets bonds, US government bonds, municipal bonds, information services and post-trade services and other revenue streams.

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COMPENSATION DISCUSSION AND ANALYSIS

The PSU payout opportunity ranges from 0 to 200% of target, based on performance. The awards are subject to continued service and any applicable severance provisions set forth in a NEO’s employment agreement, severance protection agreements and award agreement terms, each as applicable. The chart below summarizes the performance metrics for the PSUs held by our NEOs that were granted in January 2022, February 2023 and February 2024, and are currently outstanding:

Performance Metrics for Outstanding Performance Stock Units

Metrics [1]	Metric Weightings	Performance Range
U.S. Credit Market Share	1/3	0% - 200%
Revenue Growth Excluding U.S. Credit	1/3	0% - 200%
Operating Margin	1/3	0% - 200%

(1)
In accordance with the 2020 Equity Incentive Plan, the Committee may provide for the performance goals to which an award is subject, or the manner in which performance will be measured against such performance goals, to be adjusted in such manner as it deems appropriate, including, without limitation, adjustments to reflect charges for restructurings, non-operating income, the impact of corporate transactions or discontinued operations, events that are unusual in nature or infrequent in occurrence and other non-recurring items, currency fluctuations, litigation or claim judgments, settlements, and the effects of accounting or tax law changes.

Restricted stock units and stock options

RSUs and stock options are intended to align our employees’ interests, including the NEOs, with those of our stockholders, and promote retention. RSUs and stock options are granted to the NEOs and other employees pursuant to the 2020 Equity Incentive Plan.

Messrs. Concannon and McVey receive half of the portion of the annual long-term equity award that is time-based in RSUs and the other half in stock options. Under our “Flex Share” program, the other NEOs may choose to receive this portion of their award in all RSUs or a combination of RSUs and stock options, allowing the Company to deliver more individualized awards without incurring additional expense to the Company. The ratio of stock options to RSUs granted was 2.90 and 2.88 for the awards granted in February 2023 and February 2024, respectively, in each case, based on the relative accounting cost of each award component on the award date.

In addition, settlement of RSU grants may be deferred at the NEO’s election, which provides an added benefit of allowing the NEO to maintain additional upside leverage in our shares of Common Stock through delayed taxation. Generally, deferring RSUs has no impact on an RSU’s vesting schedule, except that the initial vesting date for an RSU deferred in the year of grant must occur at least 13 months after the grant date in accordance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

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COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee approved the following awards of RSUs and stock options in February 2023 and February 2024 for 2022 and 2023 performance, respectively:

2022 and 2023 Restricted Stock Unit Summary

	Granted February 2023 for 2022			Granted February 2024 for 2023
	Grant Date	Units Granted	Grant Date Fair Value [1]	Grant Date	Units Granted	Grant Date Fair Value [1]
Christopher R. Concannon [2]	2/15/2023	1,967	$705,229	2/15/2024	3,991	$880,016
Richard M. McVey [3]	2/15/2023	2,494	$894,174	2/15/2024	2,611	$575,726
Naineshkumar S. Panchal	2/15/2023	913	$327,338	2/15/2024	2,698	$594,909
Kevin M. McPherson	2/15/2023	2,178	$780,878	2/15/2024	3,653	$805,487
Christophe Roupie	2/15/2023	1,279	$458,560	2/15/2024	2,519	$555,440
Christopher N. Gerosa [4]	2/15/2023	328	$117,598	–	–	–

(1)
The grant date fair value listed above is calculated in accordance with FASB ASC Topic 718. The Company determines the number of RSUs to grant by dividing the target grant value by the 10-trading day average up to and including the date of grant.
(2)
Mr. Concannon was promoted to Chief Executive Officer on April 3, 2023. He previously served as President and Chief Operating Officer.
(3)
Mr. McVey became Executive Chairman on April 3, 2023. He previously served as Chief Executive Officer.
(4)
On November 6, 2023, Mr. Gerosa resigned from his position as Chief Financial Officer, effective January 31, 2024.

2022 and 2023 Stock Option Summary

	Granted February 2023 for 2022				Granted February 2024 for 2023
	Grant Date	Units Granted	Strike Price	Grant Date Fair Value [1]	Grant Date	Units Granted	Strike Price	Grant Date Fair Value [1]
Christopher R. Concannon [2]	2/15/2023	5,713	$358.53	$705,361	2/15/2024	11,503	$220.50	$887,516
Richard M. McVey [3]	2/15/2023	7,243	$358.53	$894,264	2/15/2024	7,527	$220.50	$580,747
Christopher N. Gerosa [4]	2/15/2023	952	$358.53	$117,540	–	–	–	–

(1)
The grant date fair value listed above is calculated in accordance with FASB ASC Topic 718. The Company determines the number of stock options to grant by dividing the target grant value by the 10-trading day average up to and including the date of grant and multiplying by the 2.90 and 2.88 ratio for stock options granted in February 2023 and February 2024, respectively.
(2)
Mr. Concannon was promoted to Chief Executive Officer on April 3, 2023. He previously served as President and Chief Operating Officer.
(3)
Mr. McVey became Executive Chairman on April 3, 2023. He previously served as Chief Executive Officer.
(4)
On November 6, 2023, Mr. Gerosa resigned from his position as Chief Financial Officer, effective January 31, 2024.

The RSUs and stock options granted to the NEOs vest ratably over three years.

The exercise price of the stock options granted to the NEOs is the closing market price of our Common Stock on the date of grant.

Funding of the 2021 performance awards

The performance stock units (“PSUs”) granted to Messrs. Concannon, McVey and McPherson and the performance shares granted to Mr. Roupie in 2021 (collectively, the “2021 Performance Equity Awards”) for 2020 performance were each subject to composite market share and operating margin performance metrics, weighted at 50.0% each. The performance period of the 2021 Performance Equity Awards was from January 1, 2021 to December 31, 2023. Messrs. Gerosa and Panchal were not serving in their roles when the 2021 Performance Equity Awards were granted and did not receive the 2021 Performance Equity Awards.

In January 2024, the Compensation Committee certified the Company’s consolidated financial performance under the 2021 Performance Equity Awards against the previously determined composite market share and operating margin metrics, adjusting for unplanned merger and acquisition activity and currency fluctuations, in accordance with the 2020 Equity Incentive Plan. As demonstrated in the chart below, as a percentage of target

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COMPENSATION DISCUSSION AND ANALYSIS

performance, composite market share and operating margin funded at 77.8% and 0.0%, respectively, with a resulting payout for the 2021 Performance Equity Awards calculated at 38.9% of target.

2021 Performance Stock Unit Award Funding

Performance	Metric	Performance Periods			Total
Metric	Weightings	2021	2022	2023	Funding
Composite Market Share	1/2	70.0%	163.3%	0.0%	77.8%
Operating Margin	1/2	0.0%	0.0%	0.0%	0.0%
Total	100.0%	35.0%	81.7%	0.0%	38.9%

In addition, on August 1, 2021, the Company granted PSUs to Mr. Gerosa in connection with his promotion to CFO (the “CFO PSUs”). The CFO PSUs were subject to composite market share and operating margin performance metrics, weighted at 50% each. The performance period of CFO PSUs was from January 1, 2022 to December 31, 2023. The CFO PSUs were forfeited by Mr. Gerosa following the termination of his employment. Because the CFO PSUs remained subject to time-based vesting requirements, the Compensation Committee did not certify the Company’s consolidated financial performance under the CFO PSUs against the previously determined composite market share and operating margin metrics.

Multi-year and one-time awards

One-time awards are not a regular part of the Company’s annual compensation program for existing NEOs. In alignment with the feedback we received from our stockholders, we expect that the use of multi-year and other one-time equity awards will be limited to circumstances such as the hiring of new executives, promotions or the retention of key executives. In all past cases, multi-year awards granted by the Company have been attributed to three or more years of future compensation and reduce the annual compensation awarded to the NEOs for those years of attribution. Importantly, these awards act as dollar for dollar offset against future equity awards.

Mr. Panchal’s award granted in 2022 in relation to his appointment as CIO (the “CIO Multi-year Award”) is the sole multi-year award that is currently outstanding. The CIO Multi-year Award had a grant date fair value of $2.5 million. The CIO Multi-year Award consists of RSUs with a grant date fair value of $1 million that will cliff-vest in March 2026 and PSUs with a grant date fair value of $1.5 million. The Compensation Committee designed the RSUs granted as part of the CIO-Multi-year Award such that $1 million is spread over four years of annual compensation and reduces the amount of the annual equity award that Mr. Panchal receives for each of those performance years by $250,000 on a dollar-for-dollar basis. The Compensation Committee designed the PSUs granted as part of the CIO-Multi-year Award such that $1.5 million is spread over three years of annual compensation and reduces the amount of the annual equity award that Mr. Panchal receives for each of those performance years by $500,000 on a dollar-for-dollar basis. Mr. Panchal also received a cash buy-out award of $1.5 million and a RSU buy-out award of $1.2 million, each awarded by the Company representing forgone compensation at his prior employer.

Messrs. Concannon’s and McVey’s multi-year awards granted in 2019 and 2018 cliff-vested in January 2024 and November 2023, respectively. Mr. Gerosa’s multi-year award granted in 2021 consisted of PSUs that were scheduled to cliff-vest in August 2024 and RSUs and stock options that were scheduled to vest ratably over three years. The performance criteria for the PSUs are the same as those granted as part of the NEOs’ annual awards granted in 2021 (composite market share and operating margin). The unvested portion of Mr. Gerosa’s multi-year award was forfeited upon his departure from the Company.

In connection with his promotion to Chief Executive Officer, Mr. Concannon received a one-time promotion award (the “Concannon Promotion Award”) that consisted of the following: (i) RSUs with a grant value of $1.05 million; and (ii) PSUs with a target grant date fair value of $2.45 million. The RSUs will vest in three installments of 25% in April 2026, 25% in April 2027 and 50% in April 2028. The PSUs have a compound annual growth rate performance metric, calculated using (i) a starting stock price equal to the average closing stock

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COMPENSATION DISCUSSION AND ANALYSIS

price of each trading day during the thirty (30) calendar days immediately preceding the grant date and (ii) an ending stock price equal to the average closing stock price of each trading day during the ninety (90) calendar days ending on the final day of the applicable performance period. 25% of the PSUs have a three-year performance period, 25% of the PSUs have a four-year performance period and 50% of the PSUs have a five year performance period.

Other benefits; Perquisites

We provide our NEOs with the same benefits offered to all other employees. The cost of these benefits constitutes a small percentage of each NEO’s total compensation. In the U.S. and the U.K., key benefits include paid vacation time, premiums paid for group life insurance and disability policies, employer contributions to the NEO’s retirement account, and the payment of all or some of the NEO’s healthcare premiums in fiscal year 2023. We review these other benefits on an annual basis and make adjustments as warranted based on competitive practices and our performance. Comparable benefits are offered to employees in other geographic locations in which we operate.

The NEOs do not generally receive any perquisites. In 2023, however, Mr. Roupie received a one-time visa assistance benefit for legal fees associated with a visa filing in the United Kingdom for Mr. Roupie, his spouse and two children. Mr. Roupie was responsible for any taxes due as a result of the Company paying for such visa assistance expenses and was not provided a tax gross-up payment for such amounts.

Total direct compensation

Our compensation decisions for year-end 2023 were a balance between the Company’s financial results for the year, individual performance and positioning relative to applicable benchmarking data. As described above, cash incentives were largely funded below target with additional total compensation driven by the use of long-term equity incentive awards. A summary of each NEO’s 2023 TDC can be found below:

2023 Total Compensation Summary (000's)

	2023 Base	2023 Incentive			2023 Total
	Salary	Cash	Equity [1]	Total	Compensation [2]
Christopher R. Concannon [3]	$650	$1,300	$4,550	$5,850	$6,500
Richard M. McVey [4]	$650	$1,194	$4,156	$5,350	$6,000
Naineshkumar S. Panchal	$450	$800	$1,950	$2,750	$3,200
Kevin M. McPherson	$450	$675	$1,625	$2,300	$2,750
Christophe Roupie [5]	$461	$467	$1,096	$1,563	$2,024
Christopher N. Gerosa [6]	$450	–	–	–	$450

(1)
Represents equity awards attributable to 2023 performance. Messrs. Concannon’s, McVey’s and Panchal’s equity incentive column include $1,000,000, $1,833,000 and $750,000 in attributed multi-year compensation from previously granted multi-year equity awards. See “—Multi-Year Awards” below. Mr. Gerosa’s equity incentive would have included $333,333 in attributed multi-year compensation from previously granted multi-year equity awards, but his 2023 equity incentive was reduced to zero. See footnote 6 below.
(2)
“2023 Total Compensation” differs from the figures shown in the total column of the table under “Executive compensation —Summary compensation table.” The Summary Compensation Table reflects the full grant date value of any equity award received by the NEOs in the year actually granted, in accordance with FASB ASC Topic 718.
(3)
Mr. Concannon was promoted to Chief Executive Officer on April 3, 2023. He previously served as President and Chief Operating Officer. In connection with his promotion to Chief Executive Officer, Mr. Concannon also received (i) RSUs with a grant value of $1.05 million; and (ii) PSUs with a target grant date fair value of $2.45 million, in each case, not reflected under “Equity” in the table above.
(4)
Mr. McVey became Executive Chairman on April 3, 2023. He previously served as Chief Executive Officer.
(5)
Mr. Roupie is located in the U.K., and, while the amounts shown in the table are expressed in U.S. dollars, the components of his compensation are paid in British pounds. These components were converted to U.S. dollars using the exchange rate of 1.2453, which is the average exchange rate for the year ended December 31, 2023.

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(6)
On November 6, 2023, Mr. Gerosa resigned from his position as Chief Financial Officer, effective January 31, 2024. As such, the Compensation Committee used its discretion to adjust his total 2023 annual cash and equity incentives to $0.

Additional compensation information

Executive common stock ownership and holdings guidelines

We believe that equity-based awards are an important factor in aligning the long-term financial interest of our NEOs and our stockholders. As such, we maintain stock ownership guidelines for our NEOs. Generally, under the guidelines, Messrs. Concannon and McVey are required to own not less than a number of shares of Common Stock equal in value to ten times their respective base salaries using a price of $254.67 per share, which was the average of the daily closing price of our Common Stock for the twelve-month period ending March 31, 2024 (the “Calculation Price”). At their current respective base salaries of $750,000 and $650,000, Messrs. Concannon’s and McVey’s required ownership level is not less than 29,450 and 25,524 shares, respectively, each. All of their vested and unvested restricted shares, vested and unvested RSUs, settled performance shares, and shares deferred under a non-qualified deferred compensation arrangement will be counted for the post-termination holding requirement; vested and unvested stock options are excluded from the requirement.

The Company’s other NEOs are required to own not less than three times their base salary using the Calculation Price. At their current base salaries, the other NEOs required ownership is not less than 5,301 shares, for each of Messrs. McPherson and Panchal and 5,361 shares for Mr. Roupie. New NEOs will be subject to the same guidelines and will be required to be in compliance within five years of becoming an NEO. Under our ownership guidelines, shares purchased and held beneficially, vested and unvested RSUs and restricted shares and settled performance shares count toward the minimum ownership requirement. Vested and unvested options and unsettled performance shares are not counted toward the ownership requirement. Compliance with the Common Stock ownership guidelines is reviewed by our Board’s Nominating and Corporate Governance Committee every year or more often at the discretion of the Board or Nominating and Corporate Governance Committee. All of our NEOs are currently in compliance with the guidelines.

Incentive compensation clawback policies

The Board is dedicated to maintaining and enhancing a culture focused on integrity and accountability which discourages conduct detrimental to the Company’s sustainable growth.

In 2023, we adopted the MarketAxess Holdings Inc. Erroneously Awarded Compensation Recovery Policy (the “Erroneously Awarded Compensation Policy”), which is intended to comply with the requirements of Nasdaq Listing Rule 5608. The Erroneously Awarded Compensation Policy generally provides for the recovery of excess incentive-based compensation received by current or former executive officers (as defined in the Erroneously Awarded Compensation Policy) in the event the Company is required to prepare an accounting restatement.

In addition, in 2023, we also adopted the MarketAxess Holdings Inc. Incentive-Based Compensation Recovery Policy (the “Incentive-Based Compensation Policy”). The Incentive-Based Compensation Policy provides for: (a) the recovery of excess incentive-based compensation received by current or former members of the Company’s Global Management Team not covered by the Erroneously Awarded Compensation Policy on a discretionary basis; and (b) the recovery of incentive-based compensation in other specified situations not covered by the Erroneously Awarded Compensation Policy from all members of the Company’s Global Management Team on a discretionary basis, including (i) the commission of an act of fraud, misappropriation or embezzlement in the course of employment with the Company; (ii) the commission in the workplace of (1) sexual assault or abuse or (2) sexual harassment; (iii) a material violation of material Company policies, including, without limitation, the Company’s Code of Conduct, Code of Ethics for the Chief Executive Officer and Senior Financial Officers and

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COMPENSATION DISCUSSION AND ANALYSIS

Insider Trading Policy; or (iv) a material violation of any written restrictive covenant, including confidentiality, non-competition and non-solicitation provisions, while employed by the Company.

The clawback provisions discussed above apply to all cash and equity incentive awards for our executive officers, and Global Management Team members, as applicable.

Prohibition of employee and Director hedging and pledging

The Company’s Insider Trading Policy prohibits directors and employees (including officers) from engaging in any hedging transaction with respect to Company securities or transactions of a speculative nature at any time. Hedging includes the purchase of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) and other transactions designed to hedge or offset, or that have the effect of hedging or offsetting, any decrease in the market value of Company securities or limit the ability to profit from an increase in the value of Company securities. All such persons are prohibited from short-selling Company securities or engaging in transactions involving Company-based derivative securities (which include options, warrants, stock appreciation rights or similar rights whose value is derived from the value of Company securities). This prohibition includes, but is not limited to, trading in Company-based put and call option contracts, transacting in straddles, and similar transactions. These individuals are also prohibited from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan.

Severance and change in control arrangements

In hiring and retaining executive level talent, the Compensation Committee believes that providing the executive with a level of security in the event of an involuntary termination of employment or in the event of a change in control is an important and competitive part of the executive’s compensation package. We entered into employment agreements with Messrs. Concannon and McVey that provide for severance payments and benefits in the event of the termination of their employment under certain circumstances. The other NEOs are entitled to severance payments and benefits in the event of termination of their employment under certain circumstances pursuant to the terms of severance protection agreements. The severance protection agreements also provide for the accelerated vesting of some or all outstanding equity awards in the event of termination of their employment under certain circumstances or upon a change in control of the Company.

While the agreements with our NEOs are designed to protect them in the event of a change in control, they do not provide for “single-trigger” protection, nor does the Company provide any 280G protection or “gross-up” for excise taxes that may be imposed under Code Section 4999. The agreements do provide that if any payments or benefits paid or provided to the executive would be subject to, or result in, the imposition of the excise tax imposed by Code Section 4999, then the amount of such payments will be automatically reduced to one dollar less than the amount that subjects such payment to the excise tax, unless they would, on a net after-tax basis, receive less compensation than if the payment were not so reduced.

See “Executive Compensation — Potential termination or change in control payments and benefits” for additional information regarding these arrangements, payments and benefits.

Impact of tax and accounting

As a general matter, the Compensation Committee reviews and considers the tax and accounting implications of using the various forms of compensation employed by the Company.

When determining the size of grants to our NEOs and other employees under the Company’s 2020 Equity Incentive Plan, the Compensation Committee examines the accounting cost associated with the grants. Under FASB ASC Topic 718, grants of stock options, restricted stock, RSUs, performance shares and other stock-based payments result in an accounting charge for the Company. The accounting charge is equal to the fair value of the

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COMPENSATION DISCUSSION AND ANALYSIS

instruments being issued. For restricted stock, RSUs and performance equity that do not have market-based performance criteria, the cost is equal to the fair value of the Common Stock on the date of grant times the number of shares or units granted, with adjustments made proportionally for the number of performance shares and PSUs expected to vest at the end of each accounting period until final certification of the award. For performance equity that have market-based performance criteria, the cost is equal to the fair value determined using a Monte Carlo valuation model. For stock options, the cost is equal to the fair value determined using a Black-Scholes option pricing model. This expense is recognized over the requisite service or performance period.

Section 162(m) of the Code (“Section 162(m)”) generally prohibited any publicly-held corporation from taking a Federal income tax deduction for compensation paid in excess of $1 million in any taxable year to certain executive officers and certain other individuals. Exceptions to this rule had historically included qualified performance-based compensation. However, this performance-based exception from the deduction limit has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our U.S. NEOs in excess of $1 million is not deductible unless it qualifies for the limited transition relief applicable to certain arrangements in place as of November 2, 2017. While the Compensation Committee considers tax deductibility as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes. There can be no assurance that any compensation will in fact be deductible.

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REPORT OF THE COMPENSATION AND TALENT COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation and Talent Committee (the “Compensation Committee”) has reviewed and discussed with management the Compensation Discussion and Analysis to be included in this Proxy Statement. Based on the reviews and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation and Talent Committee of the Board of Directors:

Richard L. Prager — Chair
Nancy Altobello
Stephen P. Casper
Kourtney Gibson

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EXECUTIVE COMPENSATION

Summary compensation table

The following table sets forth all compensation received during fiscal years 2021, 2022 and 2023 by (i) Christopher R. Concannon, our CEO, Interim Chief Financial Officer and former President & COO; (ii) Richard M. McVey, our Executive Chairman and former CEO, (iii) Naineshkumar S. Panchal, our Chief Information Officer, (iv) Kevin M. McPherson, our Chief Revenue Officer, (v) Christophe Roupie, our Head of EMEA and APAC and (vi) Christopher N. Gerosa, our former CFO. These executives are referred to as our “named executive officers” or “NEOs” elsewhere in this Proxy Statement.

2023 Summary Compensation Table

Name and Principal Position	Year	Salary [1]	Bonus [2]	Stock Awards [3,4]	Option Awards [3,4]	Non- Equity Incentive Plan Compensation [5]	All Other Compensation [6]	Total
		($)	($)	($)	($)	($)	($)	($)
Christopher R. Concannon	2023	650,000	—	5,627,725	705,361	1,300,000	10,000	8,293,086
Chief Executive Officer and	2022	500,000	—	1,865,359	621,103	1,300,000	10,000	4,296,462
Interim Chief Financial Officer	2021	500,000	—	1,813,764	603,606	1,200,000	10,000	4,127,370
Richard M. McVey	2023	650,000	—	2,682,521	894,264	1,194,000	—	5,420,785
Executive Chairman	2022	500,000	—	2,377,256	791,577	1,750,000	135,000	5,553,833
	2021	500,000	—	2,575,252	856,932	1,800,000	10,000	5,742,184
Naineshkumar S. Panchal	2023	450,000	—	654,676	—	800,000	10,000	1,914,676
Chief Information Officer	2022	333,333	1,485,000	3,725,581	—	900,000	10,000	6,453,915
Kevin M. McPherson	2023	450,000	—	1,561,757	—	675,000	10,000	2,696,757
Global Head of Sales	2022	300,000	—	1,316,603	—	900,000	10,000	2,526,603
	2021	300,000	—	1,354,570	—	1,000,000	10,000	2,664,570
Christophe Roupie	2023	460,760	—	917,120	—	466,986	87,883	1,932,749
Head of EMEA and APAC
Christopher N. Gerosa	2023	450,000	—	352,794	117,540	—	10,000	930,333
Former Chief Financial Officer	2022	300,000	—	160,872	53,552	600,000	10,000	1,124,424
	2021	276,667	—	1,066,021	250,098	370,000	10,000	1,972,786

(1)
Mr. Panchal’s 2022 salary represents a partial year of service. Mr. Gerosa’s 2021 salary reflects an August 1, 2021 base salary increase related to his promotion to CFO. Mr. Roupie’s salary was £370,000 for 2023, which was converted to U.S. dollars using the exchange rate of 1.2453, which is average exchange rate for the year ended December 31, 2023.
(2)
Mr. Panchal received a one-time cash sign-on award in 2022, from the Company representing forgone compensation at his prior employer.
(3)
The amounts represent the aggregate grant date fair value of stock-based and option awards granted by the Company in 2021, 2022 and 2023, computed in accordance with FASB ASC Topic 718. For further information on how we account for stock-based compensation and certain assumptions made, see Note 11 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 22, 2024. These amounts reflect the Company’s accounting expense for these awards and do not correspond to the actual amounts, if any, that will be realized by the NEOs. The amounts reported for stock awards in 2021, 2022 and 2023 include performance shares or PSUs.

For 2023, the grant date fair value of the annual bonus PSUs was $1,410,457, $1,788,348, $327,338, $780,878, $458,560 and $235,196 for Messrs. Concannon, McVey, Panchal, McPherson, Roupie and Gerosa, respectively. The grant date fair value of the PSUs is reported based on achievement of 100% of the target performance goals, which represents the probable outcome of the performance goals as of the grant date. If the Company achieves the maximum performance goals, as measured at the end of the three-year performance period ending December 2026, then the fair value of the PSUs granted in 2023 would be $2,820,914, $3,576,695, $654,676, $1,561,757, $917,120 and $470,391 for Messrs. Concannon, McVey, Panchal, McPherson, Roupie and Gerosa, respectively. The PSUs granted to Mr. Gerosa in 2021, 2022 and 2023 were forfeited upon his termination from the Company. See “2023 compensation detail – Annual long-term equity incentives – Performance stock units” in the CD&A for additional detail.

(4)
In April 2023, in conjunction with his promotion to CEO, Mr. Concannon was awarded a one-time equity grant that consisted of market-based PSUs and service-based RSUs, with an aggregate grant date value of $3,500,000. The grant date fair value of the PSUs of $2,450,022 was valued using a Monte Carlo valuation that takes into account the probability of achieving various market-based outcomes as of the grant date. The expense will not change if the Company achieves the maximum performance goals, as measured at April 3, 2026, April 3, 2027, and April 3, 2028. The PSUs will vest 25% on each of the third and fourth anniversaries of the grant date and 50% on the fifth anniversary of the grant date, subject to achievement of the performance criteria and Mr. Concannon’s continued service through each respective vest date. Mr. Concannon also received a service-based RSU grant with a fair value of $1,062,018. The RSU award will vest 25% on each of the third and fourth anniversaries of the grant date and 50% on the fifth anniversary of the grant

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date, subject to Mr. Concannon’s continued service. In March 2022, Mr. Panchal was awarded a one-time equity grant that consisted of PSUs and RSUs, with an aggregate grant date value of $3,690,000. The grant date fair value of the PSUs of $1,514,242 is reported based on achievement of 100% of the target performance goals, which represents the probable outcome of the performance goals as of the grant date. If the Company achieves the maximum performance goals, as measured at the end of the three-year performance period ending December 2024, then the fair value of the PSUs granted in 2022 would be $3,028,483. The PSUs will cliff vest on the third-year anniversary of the date of grant. Under the same award, Mr. Panchal received two RSU grants with fair values of $1,201,592 and $1,009,748. The RSU award with a grant date fair value of $1,201,592 awarded by the Company to Mr. Panchal represents forgone compensation at his prior employer. The RSU awards will vest in three equal annual installments beginning on the first anniversary of the date of grant for the first award and will 100% cliff vest on the fourth anniversary of the date of grant for the second award. In August 2021, Mr. Gerosa was awarded a one-time equity grant that consisted of performance stock units, restricted stock units and stock options, with an aggregate grant date value of $1,000,000. The grant date fair value of the performance shares of $508,432 is reported based on achievement of 100% of the target performance goals, which represents the probable outcome of the performance goals as of the grant date. The performance stock units were scheduled to cliff vest on the third-year anniversary of the date of grant and the stock options and restricted stock units were scheduled to vest in three equal annual installments beginning on the first anniversary of the date of grant. All of the performance stock units and the unvested portion of Mr. Gerosa’s service-based awards was forfeited upon the termination of his employment with the Company.
(5)
These amounts represent annual cash incentive compensation earned under the Employee Cash Incentive Plan. See “2023 compensation detail – Annual cash incentive” in the CD&A for additional detail.
(6)
These amounts represent: (i) for Messrs. Concannon, McVey, Panchal, McPherson, and Gerosa, employer matching contributions to the Company’s 401(k) defined contribution plan for each NEO for each year reported; (ii) for Mr. Roupie, employer paid pension contributions and cash paid in lieu of pension once the maximum was reached (these amounts were paid in British pounds and converted to U.S. dollars using the exchange rate of 1.2453, which is average exchange rate for the year ended December 31, 2023; and (iii) for Mr. Roupie, £40,460 paid in 2023 representing a one-time visa assistance benefit for legal fees associated with a visa filing in the United Kingdom for Mr. Roupie, his spouse and two children (this amount was converted to U.S. dollars using the exchange rate of 1.2453, which is average exchange rate for the year ended December 31, 2023). Messrs. McVey and Roupie did not receive a tax gross-up payment for fees paid on their behalf.

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Grants of plan-based awards

The following table summarizes the grants of PSUs, RSUs and stock options we made to the NEOs in 2023, as well as potential payouts pursuant to certain performance-based compensation arrangements. There can be no assurance that the grant date fair value of stock awards will ever be realized.

2023 Grants of Plan-Based Awards Table

	Grant	Approval	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name/Award Type	Date	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards[1]
			($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($ / Sh)	($)
Christopher R. Concannon
Annual Cash Incentive2			—	1,625,000	2,437,500
Restricted Stock Units3	2/15/2023	1/19/2023							1,967			705,229
Restricted Stock Units4	4/3/2023	1/6/2023							2,729			1,062,018
Performance Stock Units5	2/15/2023	1/19/2023				0	3,934	7,868				1,410,457
Performance Stock Units6	4/3/2023	1/6/2023				0	5,039	15,117				2,450,022
Stock Options7	2/15/2023	1/19/2023								5,713	358.53	705,361
Richard M. McVey
Annual Cash Incentive2			—	1,492,500	2,238,750
Restricted Stock Units3	2/15/2023	1/19/2023							2,494			894,174
Performance Stock Units5	2/15/2023	1/19/2023				0	4,988	9,976				1,788,348
Stock Options7	2/15/2023	1/19/2023								7,243	358.53	894,264
Naineshkumar S. Panchal
Annual Cash Incentive2			—	850,000	1,275,000
Restricted Stock Units3	2/15/2023	1/18/2023							913			327,338
Performance Stock Units5	2/15/2023	1/18/2023				0	913	1,826				327,338
Kevin M. McPherson
Annual Cash Incentive2			—	750,000	1,125,000
Restricted Stock Units3	2/15/2023	1/18/2023							2,178			780,878
Performance Stock Units5	2/15/2023	1/18/2023				0	2,178	4,356				780,878
Christophe Roupie
Annual Cash Incentive2			—	466,986	700,479
Restricted Stock Units3	2/15/2023	1/18/2023							1,279			458,560
Performance Stock Units5	2/15/2023	1/18/2023				0	1,279	2,558				458,560
Christopher N. Gerosa
Annual Cash Incentive2			—	600,000	900,000
Restricted Stock Units3	2/15/2023	1/18/2023							328			117,598
Performance Stock Units5	2/15/2023	1/18/2023				0	656	1,312				235,196
Stock Options7	2/15/2023	1/18/2023								952	358.53	117,540

(1)
The value of a RSU and stock option is based on the fair value of such award, computed in accordance with FASB ASC Topic 718. The value of a PSUs is based on the grant date fair value of such award assuming 100% of target, computed in accordance with FASB ASC Topic 718. For further information on how we account for stock-based compensation, see Note 11 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
(2)
Amounts reflect the threshold, target, and maximum annual cash incentive compensation amounts that could have been earned during 2023 under our Employee Cash Incentive Plan. The amounts of annual cash incentive compensation earned in 2023 by our NEOs were determined and paid in January 2024. The amounts paid are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. See “Compensation discussion & analysis — 2023 compensation detail — Annual cash incentives.”
(3)
Amounts reflect the number of bonus RSUs awarded in 2023 to the NEOs. These grants of RSUs, which were made under the 2020 Equity Incentive Plan, vest in three equal installments beginning on the first anniversary of the date of grant, subject to the NEO’s continued service. See “Compensation discussion & analysis — 2023 compensation detail — Annual long term equity incentives — Restricted stock units and stock options.”
(4)
Reflects a service-based RSU award granted to Mr. Concannon in conjunction with his promotion to CEO. The award will vest 25% on each of the third and fourth anniversaries of the grant date and 50% on the fifth anniversary of the grant date, subject to Mr. Concannon’s continued service through the respective vesting dates.
(5)
Reflects the threshold, target and maximum number of PSUs that were awarded under the 2020 Equity Incentive Plan that would vest based on the level of achievement by the Company of U.S. credit market share, revenue growth excluding U.S. credit, and operating margin targets for the three-year performance period beginning on January 1, 2024 and ending on December 31, 2026. Each PSU that is earned will cliff vest on February 15, 2027, subject to the NEO’s continued service. See “Compensation discussion & analysis — 2023 compensation detail — Annual long term equity incentives — Performance stock units.”

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(6)
Reflects a market-based PSU award granted to Mr. Concannon in conjunction with his promotion to CEO. The award will vest 25% on each of the third and fourth anniversaries of the grant date and 50% on the fifth anniversary of the grant date, subject to achievement of the performance criteria and Mr. Concannon’s continued service through the respective vesting dates.
(7)
Amounts reflect the number of shares underlying stock options awarded to the NEOs in 2023. The grant of stock options, which was made under the 2020 Equity Incentive Plan, will vest in three equal installments beginning on the first anniversary of the date of grant, subject to the participant’s continued service. See “Compensation discussion & analysis — 2023 compensation detail — Annual long term equity incentives — Restricted stock units and stock options.”

Outstanding equity awards at fiscal year-end

The following table summarizes unexercised stock options, shares of restricted stock and RSUs that had not vested, and related information for each of our NEOs, as of December 31, 2023. The market value of restricted stock awards and RSUs is based on the closing price of the Company’s Common Stock on December 31, 2023 of $292.85.

Outstanding Equity Awards - Year End 2023

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable[1]	Option Exercise Price	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested[2]	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	(#)	(#)	($)			(#)	($)	(#)	($)
Christopher R. Concannon	2,919		523.00	1/15/2027
	2,129		344.48	1/31/2028
		35,679	272.88	7/22/2024
		41,189	294.71	7/22/2024
		1,439	523.00	1/15/2027
		4,134	344.48	1/31/2028
		5,713	358.53	2/15/2029
					(5)	18,914	5,538,965
					(3)	381	111,576
					(4)	1,192	349,077
					(6)	1,967	576,036
					(10)	2,729	799,188
					(7)			2,312	677,069
					(8)			3,610	1,057,189
					(9)			3,934	1,152,072
					(11)			5,039	1,475,671
Richard M. McVey	16,037		203.72	1/15/2024
	9,342		368.10	1/15/2026
	4,145		523.00	1/15/2027
	69,113		257.78	5/8/2024
	79,411		278.40	5/8/2024
	2,713		344.48	1/31/2028
		2,042	523.00	1/15/2027
		5,269	344.48	1/31/2028
		7,243	358.53	2/15/2029
					(3)	541	158,432
					(4)	1,533	448,939
					(6)	2,494	730,368
					(7)			3,283	961,427
					(8)			4,601	1,347,403
					(9)			4,988	1,460,736
Naineshkumar S. Panchal					(6)	2,109	617,621
					(14)	2,658	778,395
					(6)	913	267,372
					(15)			3,986	1,167,300
					(9)			913	267,372
Kevin M. McPherson					(3)	427	125,047
					(4)	1,262	369,577
					(6)	2,178	637,827
					(7)			1,295	379,241
					(8)			1,911	559,636
					(9)			2,178	637,827

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Christophe Roupie					(3)	148	43,342
					(4)	821	240,430
					(6)	1,279	374,555
					(7)			451	132,075
					(8)			1,243	364,013
					(9)			1,279	374,555
Christopher N. Gerosa	1,277		475.17	8/1/2027
	183		344.48	1/31/2028
		638	475.17	8/1/2027
		357	344.48	1/31/2028
		952	358.53	2/15/2029
					(3)	191	55,934
					(12)	178	52,127
					(4)	103	30,164
					(6)	328	96,055
					(13)			1,070	313,350
					(8)			311	91,076
					(9)			656	192,110

(1)
35,679 and 41,189 stock options granted to Mr. Concannon vested on January 22, 2024. The 1,439 stock options granted to Mr. Concannon vested on January 31, 2024. Of the 4,134 stock options granted to Mr. Concannon, 2,067 vested on January 31, 2024 and the remainder will vest on January 31, 2025, subject to time-based performance conditions. Of the 5,713 options granted to Mr. Concannon, 1,942 vested on February 15, 2024 and the remainder will vest 50% on each of February 15, 2025 and February 15, 2026. The 2,042 stock options granted to Mr. McVey vested on January 31, 2024. Of the 5,269 stock options granted to Mr. McVey, 2,634 vested on January 31, 2024 and the remainder will vest on January 31, 2025, subject to time-based performance conditions. Of the 7,243 stock options granted to Mr. McVey, 2,462 vested on February 15, 2024 and the remainder will vest 50% on each of February 15, 2025 and February 15, 2026, subject to time-based performance conditions. The 638 stock options granted to Mr. Gerosa were scheduled to vest on August 1, 2024, subject to time-based performance conditions. Of the 357 stock options granted to Mr. Gerosa, 178 vested on January 31, 2024 and the remainder were scheduled to vest on January 31, 2025, subject to time-based performance conditions. Of the 952 stock options granted to Mr. Gerosa, 323 were scheduled to vest on February 15, 2024 and the remainder were scheduled to vest 50% on each of February 15, 2025 and February 15, 2026. The unvested portion of Mr. Gerosa’s awards were forfeited upon the termination of his employment with the Company. See “— Potential termination or change in control payments and benefits” for additional information.
(2)
Each share of restricted stock and each RSU represents one share of the Company’s Common Stock that is subject to forfeiture if the applicable vesting requirements are not met. Generally, vesting is subject to the NEOs continued service through the vesting date, except that shares of restricted stock and RSUs will vest in the event of certain terminations of employment and, in certain circumstances, may vest upon a change in control. See “— Potential termination or change in control payments and benefits” for additional information.
(3)
These restricted shares and RSUs fully vested on January 31, 2024.
(4)
50% of these restricted shares and RSUs vested on January 31, 2024 and the remainder will vest on January 31, 2025.
(5)
18,914 shares for Mr. Concannon outstanding as of December 31, 2023 represent 100% of the target unearned performance shares awarded on January 22, 2019. The shares were settled as the applicable performance goals were met. The shares fully vested on January 22, 2024.
(6)
For Mr. Concannon, 668 RSUs vested on March 15, 2024 and 50% of the remainder will vest on each of February 15, 2025 and 2026. For Mr. McVey, 847 RSUs vested on March 15, 2024 and 50% of the remainder will vest on each of February 15, 2025 and 2026. Of the 913 RSUs outstanding for Mr. Panchal, 310 RSUs vested on February 15, 2024 and 50% of the remainder will vest on each of February 15, 2025 and February 15, 2026. Of the 2,109 RSUs outstanding for Mr. Panchal, 1,055 RSUs vested on March 1, 2024 and the remainder will vest on March 1, 2025. For Mr. McPherson, 740 RSUs vested on February 15, 2024 and 50% of the remainder will vest on each of February 15, 2025 and February 15, 2026. For Mr. Roupie, 434 RSUs vested on February 15, 2024 and 50% of the remainder will vest on each of February 15, 2025 and February 15, 2026. For Mr. Gerosa, 111 RSUs were scheduled to vest on February 15, 2024 and the remainder were scheduled to vest 50% on each of February 15, 2025 and February 15, 2026. The unvested portion of Mr. Gerosa’s awards were forfeited upon the termination of his employment with the Company.
(7)
The 2,312 shares for Mr. Concannon, 3,283 shares for Mr. McVey, 1,295 shares for Mr. McPherson, and 451 shares for Mr. Roupie outstanding as of December 31, 2023 represent 100% of the target performance shares awarded on January 15, 2021. The shares will not settle until January 2024 and will vest on January 31, 2024. The shares settled at 38.9% of target in January 2024 and 899, 1,277, 504, and 175 shares vested and delivered, respectively, on January 31, 2024.
(8)
The 3,610 shares for Mr. Concannon, 4,601 shares for Mr. McVey, 1,911 shares for Mr. McPherson, 1,243 shares for Mr. Roupie, and 311 shares for Mr. Gerosa outstanding as of December 31, 2023 represent 100% of the target performance shares awarded on January 31, 2022. The shares will not settle until January 2025 and will vest on January 31, 2025. The unvested portion of Mr. Gerosa’s awards were forfeited upon the termination of his employment with the Company.

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(9)
The 3,934 shares for Mr. Concannon, 4,988 shares for Mr. McVey, 913 shares to Mr. Panchal, 2,178 shares for Mr. McPherson, 1,279 shares for Mr. Roupie, and 656 shares for Mr. Gerosa outstanding as of December 31, 2023 represent 100% of the target performance shares awarded on February 15, 2023. The shares will not settle until January 2026 and will vest on February 15, 2026. The unvested portion of Mr. Gerosa’s awards were forfeited upon the termination of his employment with the Company.
(10)
The 2,729 shares for Mr. Concannon are subject to time-based performance and will vest 25% on each of April 3, 2026 and April 3, 2027 and 50% on April 3, 2028.
(11)
The 5,039 shares for Mr. Concannon outstanding as of December 31, 2023 represent 100% of the target for market-based performance shares awarded to Mr. Concannon on April 3, 2023. The shares settle and vest 25% on each of April 3, 2026 and April 3, 2027 and 50% on April 3, 2028, subject to Mr. Concannon’s continued service through each respective vesting date.
(12)
178 RSUs granted to Mr. Gerosa were scheduled to vest on August 1, 2024. The unvested portion of Mr. Gerosa’s awards were forfeited upon the termination of his employment with the Company.
(13)
The 1,070 shares for Mr. Gerosa outstanding as of December 31, 2023 represent 100% of the target performance shares awarded on August 1, 2021. The shares were scheduled to settle in January 2024 and vest on August 1, 2024. The unvested portion of Mr. Gerosa’s awards were forfeited upon the termination of his employment with the Company.
(14)
2,658 RSUs granted to Mr. Panchal will vest on March 1, 2026.
(15)
The 3,986 shares for Mr. Panchal outstanding as of December 31, 2023 represent 100% of the target performance shares awarded on March 1, 2022. The shares will not settle until January 2025 and will vest on March 1, 2025.

Option exercises and stock vested

The following table summarizes each exercise of stock options, each vesting of restricted stock and related information for each of our NEOs on an aggregated basis during 2023.

2023 Option Exercises and Stock Vesting

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise [1]	Number of Shares Acquired on Vesting	Value Realized on Vesting [2]
	(#)	($)	(#)	($)
Christopher R. Concannon	—	—	4,988	1,814,884
Richard M. McVey	—	—	122,720	36,997,951
Naineshkumar S. Panchal	—	—	1,054	366,023
Kevin M. McPherson	—	—	2,141	779,003
Christophe Roupie	—	—	1,144	416,244
Christopher N. Gerosa	—	—	502	164,630

(1)
Value realized represents the market value on the date of exercise in excess of the exercise price.
(2)
Value realized represents the market value on the date of vesting.

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Non-qualified deferred compensation

All U.S.-based NEOs were eligible to elect to defer the settlement of the RSUs awarded in whole or in part. The following table sets forth information with respect to vested RSUs held by Mr. McVey as of December 31, 2023, for which he has elected to defer the delivery of the underlying shares until the earlier of (i) separation of service (within the meaning of Code Section 409A), subject to the six-month delay required under Code Section 409A, (ii) a change of control of the Company and (iii) the calendar year in which the applicable anniversary following vesting occurs:

RSU Deferral Elections

Name	Award / Deferral	Amount Deferred	Re-deferral	Deferral Period
	Date	(#)	Date	(Years)
Richard M. McVey	1/14/2011	22,428	12/1/2015 [1]	10
	1/19/2011	74,729	12/1/2015 [1]	10
	1/15/2014	26,087	11/18/2019	separation of service
	1/15/2016	2,981	N/A [2]	5
	1/15/2017	6,222		separation of service
	1/15/2018	1,458	N/A [2]	3
	1/15/2019	7,757		separation of service
	1/15/2020	2,324		5

(1)
Mr. McVey began taking receipt of the underlying shares for his January 14, 2011 and January 19, 2011 awards in February 2022.
(2)
Mr. McVey did not elect to re-defer his January 2013 and January 2015 RSU awards, and he began taking receipt of the underlying shares in February 2021. He did not elect to re-defer his January 2016 and January 2018 RSU awards, and he began taking receipt of the underlying shares in February 2022.

The table below shows (i) the contributions made by each NEO during the fiscal year ended December 31, 2023, (ii) aggregate earnings on each NEO’s account balance during the fiscal year ended December 31, 2023, (iii) the aggregate amount of withdrawals or distributions made for each NEO and (iv) the aggregate balance of each of our NEOs as of December 31, 2023:

2023 Non-Qualified Deferred Compensation Table

Name	Executive Contributions in Last Fiscal Year [1]	Registrant Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year [2,3]	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year-End [4]
	($)	($)	($)	($)	($)
Christopher R. Concannon	—	—	62,988	—	359,387
Richard M. McVey	563,768	—	6,755,514	28,070,287	45,190,880
Naineshkumar S. Panchal	—	—	—	—	—
Kevin M. McPherson	—	—	—	—	—
Christophe Roupie	—	—	—	—	—
Christopher N. Gerosa	—	—	10,198	—	147,359

(1)
For Mr. McVey, reflects the market value of the Common Stock underlying 1,534 RSUs for which 767 vested on January 31, 2023 and 767 vested on March 2, 2023 based on the closing price of our Common Stock on such dates of $363.85 and $354.78, respectively. In addition, it includes the value of amounts accrued and unpaid under dividend equivalent rights in 2020 through 2023 as of such vesting dates. The dividend equivalents are equal in amount to the ordinary cash dividends paid to the holders of our Common Stock in 2020 through 2023 and will be paid when Mr. McVey takes receipt of the underlying shares of the applicable RSUs.

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(2)
Aggregate earnings with respect to vested and undelivered RSUs include changes in the market value of the shares of Common Stock underlying the RSUs based on the difference of the closing price of our Common Stock on December 31, 2023 of $292.85 and the closing price of our Common Stock on the date of vesting, as well as the value of amounts accrued under a dividend equivalent right in 2023 that were unpaid as of December 31, 2023. Additionally, aggregate earnings include the difference in value of shares of Common Stock underlying the RSUs deferred by Mr. McVey in 2011, 2014, 2016, 2017, 2018, 2019, 2020, and 2022 at fiscal year-end 2023 versus fiscal year-end 2022, as well as the value of accrued but unpaid dividend equivalents. These amounts are not included in the Summary Compensation Table because plan earnings were not preferential or above market.
(3)
Amounts for Mr. Concannon and Mr. Gerosa represent gains incurred through the non-qualified deferred cash plan.
(4)
The value of the Aggregate Balance at Last Fiscal Year-End for the RSUs was determined by adding all executive contributions for fiscal year-end 2023 to any aggregate earnings for fiscal year 2023 and the Aggregate Balance at Last Fiscal Year-End as previously reported for year-end 2022, which was $65,941,886 for Mr. McVey, $296,399 for Mr. Concannon and $137,161 for Mr. Gerosa.

Employment agreements and severance arrangements with our Named Executive Officers

Richard M. McVey employment agreement

On January 6, 2023, Mr. McVey and the Company entered into an amended and restated employment agreement (the “McVey Employment Agreement”) that provides, effective the Transition Effective Date, that Mr. McVey will be employed by the Company as its Executive Chairman for a term expiring on the date of the Company’s 2025 annual meeting of stockholders. The term may be extended by mutual written agreement of the parties at any time.

The expected duties of Mr. McVey as Executive Chairman are set forth in the McVey Employment Agreement and include, among other things, transitioning his prior responsibilities to the new Chief Executive Officer and managing the transition of relationships with key clients and stakeholders. It is expected that Mr. McVey spends approximately 66% on average of his business time during the term on the performance of duties as Executive Chairman. For a discussion of our leadership structure, including the roles of Executive Chairman and Chief Executive Officer, see “Corporate governance – Board leadership structure.”

Mr. McVey’s annual base salary under the McVey Employment Agreement is a minimum of $650,000 per year.

Under the McVey Employment Agreement, Mr. McVey is eligible to receive annual cash and equity incentives in accordance with the Company’s annual performance incentive plan and equity plan, each as is in effect from time to time, and is entitled to participate in all benefit plans and programs available to our other senior executives, at a level commensurate with other senior management of the Company. Pursuant to the terms of the McVey Employment Agreement, Mr. McVey’s annual cash incentive for the 2023 calendar year, and his annual equity award made in 2024 based on the 2023 performance year, was calculated on a pro-rata basis taking into account the award percentages that correspond to Mr. McVey’s positions before and after the Transition Effective Date.

The McVey Employment Agreement provides for severance payments and benefits (subject to Mr. McVey’s execution of a waiver and general release) if Mr. McVey’s employment was terminated under various conditions. See below under “— Potential termination or change in control payments and benefits” for a description of such payments and benefits.

The Company does not provide tax reimbursements to executives in the event of a Change of Control. The McVey Employment Agreement provides that if any payments or benefits paid or provided to him are subject to, or result in, the imposition of the excise tax imposed by Section 4999 of the Code, then the amount of such payments would be automatically reduced to one dollar less than the amount that subjects such payment to the excise tax, unless he would, on a net after-tax basis, receive less compensation than if the payment were not so reduced. The McVey Employment Agreement further provides that any award gains and annual incentive awards received by Mr. McVey would be subject to potential clawback under policies adopted by the Company.

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For purposes of the McVey Employment Agreement, “Cause Event” generally means Mr. McVey’s:

•
willful misconduct or gross negligence in the performance of his duties;
•
conviction of, or plea of guilty or nolo contendere to, a crime relating to us or any of our affiliates, or any felony; or
•
material breach of his employment agreement, our material written policies that are signed by Mr. McVey, such as our Code of Conduct, as well as policies related to personal trading, insider trading, workplace conduct and sexual harassment or any other material written agreement with us.

For purposes of the McVey Employment Agreement, “Good Reason” generally means:

•
Mr. McVey’s no longer holding the title of Executive Chairman, or the failure of the Board to nominate him as a director or, once elected to the Board, the failure of the Board to elect him as Chairman;
•
a material diminution in his duties, authorities or responsibilities or the assignment of duties or responsibilities materially adversely inconsistent with his then-current position (other than as a result of his ceasing to be a director);
•
our material breach of his employment agreement;
•
a relocation of his principal place of business of more than 50 miles; or
•
our failure to obtain a reasonably satisfactory written agreement from any successor to all or substantially all of our assets to assume and agree to perform our obligations under his employment agreement.

For purposes of the McVey Employment Agreement, “Change in Control” generally means:

•
an acquisition representing 50% or more of the combined voting power of our then outstanding securities;
•
a change in the majority of the members of our Board during any two-year period, unless such members are approved by two-thirds of the Board members who were members at the beginning of such period or members whose nominations were so approved;
•
our merger or consolidation, other than (a) a transaction resulting in our voting securities outstanding immediately prior thereto continuing to represent more than 50% of the combined voting power of the voting securities of such surviving entity immediately after such transaction or (b) a transaction effected to implement a recapitalization (or similar transaction) in which no person acquires more than 50% of the combined voting power of our then outstanding securities; or
•
our stockholders’ approval of a plan of complete liquidation or the consummation of the sale or disposition of all or substantially all of our assets other than (a) the sale or disposition of all or substantially all of our assets to a beneficial owner of 50% or more of the combined voting power of our outstanding voting securities at the time of the sale or (b) pursuant to a spinoff type transaction of such assets to our stockholders.

Mr. McVey has also executed a Proprietary Information and Non-Competition Agreement and the Company’s standard form of Indemnification Agreement.

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Christopher R. Concannon employment agreement

On January 6, 2023, Mr. Concannon and the Company entered into an amended and restated employment agreement (the “Concannon Employment Agreement”) that provides, effective the Transition Effective Date, that Mr. Concannon will be employed by the Company as its Chief Executive Officer for an initial five-year term, with successive one-year automatic renewals unless either party elects not to extend the term at least 90 days prior to the last day of the term. For a discussion of our leadership structure, including the roles of Executive Chairman and Chief Executive Officer, see “Corporate governance – Board leadership structure.”

Under the Concannon Employment Agreement, Mr. Concannon’s minimum annual base salary is $650,000 per year and he is eligible to receive annual cash and equity incentives in accordance with the Company’s annual performance incentive plan and equity plan, each as in effect from time to time. Pursuant to the terms of the Concannon Employment Agreement, Mr. Concannon’s annual cash incentive for the 2023 calendar year, and his annual equity award made in 2024 based on the 2023 performance year, was calculated on a pro-rata basis taking into account the award percentages that correspond to Mr. Concannon’s positions before and after the Transition Effective Date. The Concannon Employment Agreement provides that Mr. Concannon would receive on the Transition Effective Date the following equity awards under the Company’s 2020 Equity Incentive Plan: (i) RSUs with a target grant date fair value of $1.05 million (as determined by the Committee by dividing award value by the average closing price of Company stock on the ten trading days leading up to and including the grant date, rounded to the nearest whole number); and (ii) PSUs with a target grant date fair value of $2.45 million (as determined by the Committee based on the Monte Carlo method).

The Concannon Employment Agreement provides that Mr. Concannon’s employment may be terminated by him or by the Company at any time. The Concannon Employment Agreement provides for severance payments and benefits (subject to Mr. Concannon’s execution of a waiver and general release) if Mr. Concannon’s employment is terminated under various conditions. See below under “— Potential termination or change in control payments and benefits” for a description of such payments and benefits.

For purposes of the Concannon Employment Agreement, the terms “Cause Event”, “Change in Control”, and “Good Reason” generally have the same meaning as defined in the McVey Employment Agreement, except that (i) “Cause Event” also meant intentional failure or refusal to follow a lawful and proper direction of the Board, and (ii) “Good Reason refers to Mr. Concannon no longer holding the title of Chief Executive Officer and clarifies that a material diminution of Mr. Concannon’s duties does not include the performance of duties by Mr. McVey pursuant to the terms of the McVey Employment Agreement.

The Concannon Employment Agreement provides that if any payments or benefits paid or provided to Mr. Concannon are subject to, or result in, the imposition of the excise tax imposed by Code Section 4999, then the amount of such payments would be automatically reduced to one dollar less than the amount that subjects such payment to the excise tax, unless Mr. Concannon would, on a net after-tax basis, receive less compensation than if the payment were not so reduced. The Concannon Employment Agreement further provides that any award gains and annual incentive awards received by Mr. Concannon are subject to potential clawback under policies adopted by the Company.

Mr. Concannon has also executed a Proprietary Information and Non-Competition Agreement and the Company’s standard form of Indemnification Agreement.

Christophe Roupie employment agreement

On March 15, 2017, a subsidiary of the Company entered into a contract of employment (the “Roupie Employment Agreement”), with Christophe Roupie, pursuant to which Mr. Roupie became the Company’s Head of Europe and Asia. Mr. Roupie’s title changed to Head of EMEA and APAC in May 2020.

The Roupie Employment Agreement allows for adjustment of compensation due to performance, as well as other clawback provisions as required under the U.K. Remuneration Code and similar statutes in Europe.

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Severance protection agreements

Messrs. McPherson and Panchal do not have employment agreements with us but are entitled to severance payments and benefits under their respective severance protection agreements (the “Severance Protection Agreements” or the “SPAs”), which provide for severance payments and benefits (subject to such executive’s execution of a waiver and general release) if such executive’s employment is terminated under various conditions. Mr. Roupie is entitled to severance payments and benefits under his Severance Protection Agreement. Prior to the termination of his employment, Mr. Gerosa did not have an employment agreement with the Company, but was entitled to severance payments and benefits under his Severance Protection Agreement if his employment was terminated under various conditions. See below under “— Potential termination or change in control payments and benefits” for a description of such payments and benefits.

For purposes of the Severance Protection Agreements, “Cause” generally means such executive’s:

•
willful misconduct, gross misconduct, or gross negligence in the performance of such executive’s duties;
•
conviction of, or plea of guilty or nolo contendere to, a crime relating to us or any of our affiliates, or any felony;
•
material breach of any material written agreement (including such executive’s proprietary information and non-competition agreement) with us or on of our written policies signed by such executive;
•
intentional failure or refusal to follow a lawful and proper direction of the Board or the CEO; or
•
any other conduct by the executive, whether or not in the course of performing the executive’s responsibilities to the Company, that has or is reasonably likely to have a material adverse effect on the business, assets or reputation of the Company.

For purposes of the Severance Protection Agreements, “Good Reason” generally means the occurrence of any of the following:

•
an adverse change in such executive’s title
•
a material diminution in such executive’s duties, authorities or responsibilities or the assignment of duties or responsibilities materially adversely inconsistent with such executive’s then-current position;
•
a reduction in such executive’s base salary or annual target incentive bonus (as a percentage of base salary)
•
a relocation of such executive’s principal place of business of more than 50 miles;
•
we provide written notice of our intent not to renew the applicable Severance Protection Agreement;
•
our failure to obtain a reasonably satisfactory written agreement from any successor to all or substantially all of our assets to assume and agree to perform our obligations under the Severance Protection Agreement.

For purposes of the Severance Protection Agreements, the term “Change in Control” generally has the same meaning as defined in the McVey Employment Agreement.

Proprietary information and non-competition agreements

Each of our NEOs has entered into, and is subject to the terms of, a Proprietary Information and Non-Competition Agreement with us that contains, among other things, (i) certain provisions prohibiting disclosure of our confidential information without our prior written consent, (ii) certain non-competition provisions that restrict their engaging in certain activities that are competitive with us during their employment and for one year thereafter for Messrs. McVey, Concannon, McPherson and Panchal, nine months thereafter for Mr. Roupie and six months thereafter for Mr. Gerosa, (iii) certain non-solicitation provisions that restrict their recruiting, soliciting

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or hiring our non-clerical employees or consultants during their employment and for two years thereafter for Messrs. McVey, Concannon, McPherson and Panchal and one year for Mr. Roupie and (iv) certain non-solicitation provisions that restrict their soliciting any person or entity to terminate, cease, reduce or diminish their relationship with us, during their employment and for two years thereafter for Messrs. McVey and Concannon and one year thereafter for Messrs. Gerosa, McPherson, Panchal and Roupie. Mr. Gerosa remains subject to the terms of his Proprietary Information and Non-Competition Agreement following the termination of his employment.

Potential termination or change in control payments and benefits

Each of the NEOs is entitled to certain payments and benefits pursuant to their employment agreements and/or other agreements, as applicable, entered into between us and such executive upon a termination of such executive’s employment in certain circumstances or in the event of a change in control of the Company. For Messrs. McVey and Concannon, their rights upon certain termination or change in control events: (a) to base salary continuation, bonus and healthcare benefits are governed by the McVey Employment Agreement and Concannon Employment Agreement, respectively; and (b) to vesting of unvested equity awards are governed by their equity award agreements. For Messrs. McPherson, Panchal and Roupie, their rights upon certain termination or change in control events are governed by their applicable Severance Protection Agreement or where more favorable, their applicable equity award agreements. For Mr. Gerosa, his rights upon certain termination or change in control events were governed by his Severance Protection Agreement, or where more favorable, his applicable equity award agreements. Pursuant to SEC rules, Mr. Gerosa’s potential termination or change in control payments and benefits are being presented in this section because he was employed on December 31, 2023, notwithstanding that he had already provided notice of his termination without Good Reason. Mr. Gerosa did not receive any termination-related payments or benefits following the termination of his employment on January 31, 2024. The benefits described herein are subject to the applicable NEO’s, his estate’s or his legal guardian’s, as applicable, execution of a general release of claims and covenant not to sue.

The following tables estimate the payments we would be obligated to make to each of our NEOs as a result of such NEO’s termination or resignation under the circumstances shown or because of a change in control, in each case assuming such event had occurred on December 31, 2023. We have calculated these estimated payments to meet SEC disclosure requirements. The estimated payments are not necessarily indicative of the actual amounts any of our NEOs would receive in such circumstances. The table excludes (i) compensation amounts accrued through December 31, 2023 that would be paid in the normal course of continued service, such as accrued but unpaid salary, and (ii) vested account balances under our 401(k) Plan that are generally available to all of our salaried employees. Where applicable, the information in the table uses a price per share for our Common Stock of $292.85, the closing price on December 31, 2023.

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Payments and Benefits for Mr. Concannon

	Termination for Cause or Without Good Reason	Death or Disability CCPP Termination [1]	Death or Disability Non-CCPP Termination [1]	CCPP Without Cause or for Good Reason Termination [1]	Non-CCPP Without Cause or for Good Reason [1]	CIC Non-Continued Award[1] (No Termination)	Non-Extension Termination [1]
Base Salary [2]	—	$1,300,000	$650,000	$1,300,000	$1,300,000	—	$650,000
Bonus [3]	—	$2,600,000	$1,300,000	$2,600,000	$2,600,000	—	$1,300,000
Health Benefits [4]	—	$56,907	$37,938	$56,907	$56,907	—	$37,938
Unvested Restricted Stock [5]	—	$5,538,965	$5,538,965	$5,538,965	$2,769,482	$5,538,965	—
Unvested Performance Stock Units [6]	—	$2,886,330	$2,886,330	$4,362,001	—	$4,362,001	—
Unvested Restricted Stock Units [7]	—	$1,835,877	$1,835,877	$1,835,877	—	$1,835,877	—
Unvested Stock Options [8]	—	$356,255	$356,255	$712,510	$712,510	—	—
Total	—	$14,574,333	$12,605,364	$16,406,259	$7,438,899	$11,736,842	$1,987,938
(1)
A “Death or Disability CCPP Termination” occurs upon Mr. Concannon’s death or disability during a CCPP (as defined below). A “Death or Disability Non-CCPP Termination” occurs upon Mr. Concannon’s death or disability outside of a CCPP. A “CCPP Without Cause or for Good Reason Termination” occurs upon: (i) a termination by Mr. Concannon for Good Reason during a Prior CCPP (as defined below); or (ii) the Company terminates Mr. Concannon without Cause or a termination by Mr. Concannon for Good Reason during the portion of a CCPP that is not a Prior CCPP. A “Non-CCPP Without Cause or for Good Reason Termination” means a termination by the Company without Cause or by Mr. Concannon for Good Reason that is not a CCPP Without Cause or for Good Reason Termination. A “CIC Non-Continued Award” occurs if, immediately prior to a Change in Control, the Compensation Committee determines that the applicable equity award will not be continued, assumed or have new rights substituted therefor in accordance with the applicable incentive plans. A “Non-Extension Termination” occurs if Mr. Concannon’s employment is terminated due to our providing a written notice to Mr. Concannon at least ninety (90) days prior to the end of the initial term of the Concannon Employment Agreement, or any such anniversary thereof, of the Company’s election to not extend the Concannon Employment Agreement for an additional term. An “Average Bonus” for Mr. Concannon means, for a termination that occurs on or before December 31, 2023, the actual bonus earned by Mr. Concannon for the year ended December 31, 2023. A “Prior Change in Control Protection Period” or “Prior CCPP” means the period of three months prior to a “change in control event” within the meaning of Section 409A of the Code. A “CCPP” means a period encompassing a Prior CCPP and: (i) 18 months (for base salary, bonus and healthcare) and (ii) 24 months (for equity awards), in each case, after a Change in Control as defined in the 2020 Equity Incentive Plan.
(2)
Represents the continued payment of base salary: (a) upon a Death or Disability CCPP Termination, a CCPP Without Cause or for Good Reason Termination or a Non-CCPP Without Cause or for Good Reason Termination, for 24 months; and (b) upon a Death or Disability Non-CCPP Termination or a Non-Extension Termination, for 12 months.
(3)
Represents a bonus: (a) upon a Death or Disability CCPP Termination, a CCPP Without Cause or for Good Reason Termination or a Non-CCPP Without Cause or for Good Reason Termination, in the amount of two times Mr. Concannon’s Average Bonus, payable in 24 monthly installments; and (b) upon a Death or Disability Non-CCPP Termination or a Non-Extension Termination, in the amount of one times Mr. Concannon’s Average Bonus, payable in 12 monthly installments.
(4)
Represents healthcare coverage: (a) upon a Death or Disability CCPP Termination, a CCPP Without Cause or for Good Reason Termination or a Non-CCPP Without Cause or for Good Reason Termination, for 18 months; and (b) upon a Death or Disability Non-CCPP Termination or a Non-Extension Termination, for 12 months.
(5)
Represents the value of the unvested restricted stock issued to Mr. Concannon upon the settlement of performance shares granted to him in January 2019, as part of his sign on award for the President and Chief Operating Officer position that he held until April 2023 (the “Concannon Sign On Award ”), which will vest as follows: (a) upon a Death or Disability CCPP Termination, a Death or Disability Non-CCPP Termination, a CCPP Without Cause or For Good Reason Termination or a CIC Non-Continued Award, his unvested restricted stock shall fully vest; and (b) upon a Non-CCPP Without Cause or For Good Reason Termination, half of his restricted stock shall vest.
(6)
Reflects the value of the unvested PSUs granted to Mr. Concannon in January 2021, January 2022 and February 2023, each as a part of his annual award (collectively, the “Concannon Annual Awards”) and the value of the unvested PSUs granted to Mr. Concannon in April 2023 as part of his promotion award for the Chief Executive Officer position (the “Concannon Promotion Award”), assuming the following: (a) for the Concannon Annual Awards, (i) upon a Death or Disability CCPP Termination, a Death or Disability Non-CCPP Termination or a CIC Non-Continued Award, reflects full vesting of unvested PSUs at target; and (ii) upon a CCPP Without Cause or for Good Reason Termination, reflects full vesting of unvested PSUs at target (however, notwithstanding the value in the table, if Mr. Concannon resigned with Good Reason, the PSUs from the Concannon Annual Award would not vest); and (b) with respect to the Concannon Promotion Award, (i) upon a Death or Disability CCPP Termination and Death or Disability Non-CCPP Termination, since no performance period has yet been completed at 2023 fiscal year end, reflects vesting using a compound annual growth rate performance metric using an initial price equal to the average closing stock price of each trading day during the 30 calendar days immediately preceding the grant date of the Concannon Promotion Award and an ending price equal to the average closing stock price of each trading day during the 90 calendar days ending on the day before the termination date, which for purposes of this table is assumed to be December 31, 2023 (however, the result of such calculation was below threshold performance and thus no PSUs would vest); and (ii) upon a CCPP Without Cause or For Good Reason Termination or a CIC Non-Continued Award, since no performance has yet been completed at 2023 fiscal year end, would fully vest at target, reflects vesting based on a compound annual growth rate performance metric using an initial price equal to the average closing stock price of each trading day during the 30 calendar days immediately preceding the grant date of the Concannon Promotion Award and an ending price equal to an assumed change in control price that would result in vesting at target. Upon a Non-CCPP Without Cause or for Good Reason Termination, Mr. Concannon’s Promotion Award PSUs would continue vesting on their

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original vesting schedule, subject to certain forfeiture conditions, including if Mr. Concannon violated the restrictive covenants in the New Concannon Employment Agreement, and such value is not reflected in the table.
(7)
Represents the value of the unvested RSUs granted to Mr. Concannon as part of the Concannon Annual Awards and Concannon Promotion Award, which will vest as follows: (a) for the Concannon Annual Awards, (i) upon a Death or Disability CCPP Termination, a Death or Disability Non-CCPP Termination or a CIC Non-Continued Award, his unvested RSUs shall fully vest; and (ii) upon a CCPP Without Cause or for Good Reason Termination, reflects full vesting of unvested RSUs (however, notwithstanding the value in the table, if Mr. Concannon resigned with Good Reason, the PSUs from the Concannon Annual Award would not vest); and (b) for the Concannon Promotion awards, upon a Death or Disability CCPP Termination, a Death or Disability Non-CCPP Termination, a CCPP Without Cause or For Good Reason Termination or a CIC Non-Continued Award, his unvested RSUs shall fully vest. Upon a Non-CCPP Without Cause or for Good Reason Termination, Mr. Concannon’s Promotion Award RSUs would continue vesting on their original vesting schedule, subject to certain forfeiture conditions, including if Mr. Concannon violated the restrictive covenants in the New Concannon Employment Agreement, and such value is not reflected in the table.
(8)
Represents the value of the unvested stock options granted to Mr. Concannon as part of the Concannon Sign On Award and the Concannon Annual Awards, which will vest as follows: (a) for the Concannon Sign On Award, (i) upon a CCPP Without Cause or For Good Reason Termination or a Non-CCPP Without Cause or For Good Reason Termination, his unvested stock options shall fully vest; and (ii) upon a Death or Disability CCPP Termination or a Death or Disability Non-CCPP Termination, half of his unvested stock options shall vest; and (b) for the Concannon Annual Awards, upon a CCPP Without Cause or For Good Reason Termination, a Death or Disability CCPP Termination, a Death or Disability Non-CCPP Termination or a CIC Non-Continued Award, his unvested stock options shall fully vest, but have no impact on the value presented in the table above because it is presented as of December 31, 2023 and the stock options had an exercise price greater than the closing market price of a share of our Common Stock on such date (however, if Mr. Concannon resigned with Good Reason, in the case of a CCPP Without Cause or For Good Reason Termination, the unvested stock options from the Concannon Annual Award would not vest).

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Payments and Benefits for Mr. McVey

	Termination for Cause or Without Good Reason	Prior to CIC Termination [1]	Following CIC Termination [1]	CIC Non-Continued Award [1] (No Termination)	Enhanced Non-CCPP Termination [1]	Death or Disability CCPP Termination [1]	Death or Disability Non-CCPP Termination [1]
Base Salary [2]	—	$1,300,000	$1,300,000	—	$1,300,000	$1,300,000	$650,000
Bonus [3]	—	$3,866,667	$3,866,667	—	$3,866,667	$3,866,667	$1,933,333
Health Benefits [4]	—	$75,876	$75,876	—	$56,907	$75,876	$37,938
Unvested Performance Stock Units [5]	—	—	$3,769,565	$3,769,565	—	$3,769,565	$3,769,565
Unvested Restricted Stock Units [6]	—	—	$1,337,739	$1,337,739	—	$1,337,739	$1,337,739
Unvested Stock Options [7]	—	—	—	—	—	—	—
Total	—	$5,242,542	$10,349,846	$5,107,304	$5,223,573	$10,349,846	$7,728,575

(1)
A “Prior to CIC Termination” occurs if: (i) Mr. McVey resigns for Good Reason or (ii) his employment is terminated for any reason other than his resignation without Good Reason, or by us for Cause, in each case, within three months prior to a “change in control event” within the meaning of Section 409A of the Code (such period, a “Prior Change in Control Protection Period” or a “Prior CCPP”). A “Following CIC Termination” occurs if (i) Mr. McVey resigns for Good Reason or (ii) his employment is terminated for any reason other than his resignation without Good Reason, or by us for Cause, in each case, within (a) 18 months (for base salary, bonus and healthcare) and (b) 24 months (for equity awards), in each case, after a Change in Control as defined in the McVey Employment Agreement (such period, combined with a Prior CCPP, a “CCPP”). A “CIC Non-Continued Award” has the meaning ascribed to it under footnote (1) to the “Payments and Benefits Payable to Mr. Concannon” table. An “Enhanced Non-CCPP Termination” occurs if Mr. McVey’s employment is terminated outside of a CCPP for any reason other than: (a) his death, (b) his voluntary resignation without Good Reason, (c) by us as a result of his having a disability or (d) for Cause. A “Death or Disability CCPP Termination” occurs if Mr. McVey’s employment is terminated during a CCPP due to his death or by us as a result of his having a disability. A “Death or Disability Non-CCPP Termination” occurs if Mr. McVey’s employment is terminated outside of a CCPP due to his death or by us as a result of his having a disability. An “Average Bonus” for Mr. McVey means the average of his annual bonus amounts received for the Company’s three fiscal years immediately preceding the termination.
(2)
Represents the continued payment of base salary: (a) upon a Prior to CIC Termination, a Following CIC Termination, an Enhanced Non-CCPP Termination or a Death or Disability CCPP Termination for 24 months; and (b) upon a Death or Disability Non-CCPP Termination, for 12 months.
(3)
Represents a bonus: (a) upon a Prior to CIC Termination, a Following CIC Termination, an Enhanced Non-CCPP Termination or a Death or Disability CCPP Termination, in the amount of two times Mr. McVey’s Average Bonus, payable in 24 monthly installments; and (b) upon a Death or Disability Non-CCPP Termination, in the amount of one times Mr. McVey’s Average Bonus, payable in 12 monthly installments.
(4)
Represents healthcare coverage: (a) upon a Prior to CIC Termination, a Following CIC Termination or a Death or Disability CCPP Termination, for 24 months; (b) for an Enhanced Non-CCPP Termination, for 18 months; and (c) upon a Death or Disability Non-CCPP Termination, for 12 months.
(5)
Represents the target value of the unvested PSUs granted to Mr. McVey in January 2021 (the “McVey 2021 Award”), January 2022 (the “McVey 2022 Award”) and February 2023 (together with the McVey 2021 Award and the McVey 2022 Award, the “McVey Annual Awards”), each as part of his annual award, which will vest as follows for the McVey Annual Awards: (i) upon a Following CIC Termination, reflects full vesting of unvested PSUs at target (however, notwithstanding the value in the table, if Mr. McVey resigned with Good Reason, the PSUs from the McVey Annual Award would not vest); and (ii) a CIC Non-Continued Award, a Death or Disability CCPP Termination or a Death or Disability Non-CCPP Termination, reflects full vesting of unvested PSUs at target. For the McVey 2021 Award only, if Mr. McVey retired on December 31, 2023 and had given notice of his retirement on December 31, 2022, because he has already satisfied the age and tenure requirements applicable to the retirement provision of the PSUs granted in the McVey 2021 Award, such award would continue to vest in accordance with its original vesting schedule subject to certain forfeiture conditions, including if Mr. McVey violated the restrictive covenants in the McVey Employment Agreement, and such value is not reflected in the table.
(6)
Represents the value of the unvested RSUs granted to Mr. McVey as part of the McVey Annual Awards, which will vest as follows: (i) upon a Following CIC Termination, his unvested RSUs shall fully vest (however, notwithstanding the value in the table, if Mr. McVey resigned with Good Reason, the RSUs would not vest); and (ii) upon a CIC Non-Continued Award, a Death or Disability CCPP Termination or a Death or Disability Non-CCPP Termination, his unvested RSUs shall fully vest.
(7)
Represents the value of the unvested stock options granted to Mr. McVey as part of the McVey Annual awards, which will vest as follows: upon a Following CIC Termination, a CIC Non-Continued Award, a Death or Disability CCPP Termination or a Death or Disability Non-CCPP Termination, his unvested stock options shall fully vest, but have no impact on the value presented in the table above because it is presented as of December 31, 2022 and the stock options had an exercise price greater than the closing market price of a share of our Common Stock on such date.

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Payments and Benefits for Mr. McPherson

	Termination for Cause or Without Good Reason	CIC Termination [1]	CIC Non-Continued Award[1] (No Termination)	Non-CIC Termination [1]	Death or Disability
Severance [2]	—	$2,225,000	—	$1,483,333	$741,667
Pro Rata Bonus [3]	—	$1,033,333	—	$1,033,333	$516,667
Health Benefits [4]	—	$57,417	—	$38,278	$38,278
Unvested Performance Stock Units [5]	—	$1,576,704	$1,576,704	—	$1,576,704
Unvested Restricted Stock Units [6]	—	$1,132,451	$1,132,451	—	$1,132,451
Total	—	$6,024,906	$2,709,155	$2,554,945	$4,005,767

(1)
A “CIC Termination”, occurs upon termination by the Company without Cause or a termination by the applicable NEO for Good Reason during the period beginning on the effective date of a Change in Control and ending on the second anniversary following such effective date (such period, a “Protection Period”). A “CIC Non-Continued Award” occurs if, immediately prior to a Change in Control, the Compensation Committee determines that the applicable equity award will not be continued, assumed or have new rights substituted therefor in accordance with the applicable incentive plans. An “Non-CIC Termination” occurs either upon (a) a termination by the Company without Cause prior to a Change in Control, or (b) a termination by the Company without Cause or a termination by the applicable NEO for Good Reason following the expiration of a Protection Period. The applicable NEO’s “Average Annual Bonus” means the average of his annual bonus amounts earned and payable for the Company’s three fiscal years immediately preceding the termination, or, with respect to a CIC Termination, if greater, the bonus amount from the year preceding a Change in Control.
(2)
Represents severance: (a) upon a CIC Termination, equal to one and a half times the sum of Mr. McPherson’s base salary and his Average Annual Bonus, payable in a lump sum; (b) upon a Non-CIC Termination, equal to one times the sum of Mr. McPherson’s base salary and his Average Annual Bonus, payable in regular installments over twelve months; and (c) upon death or disability, equal to half of the sum of Mr. McPherson’s base salary and his Average Annual Bonus, payable in a lump sum.
(3)
Represents a pro rata bonus: (a) upon a CIC Termination or a Non-CIC Termination, equal to Mr. McPherson’s Average Annual Bonus, payable in a lump sum; and (b) upon death or disability, equal to half of his Average Annual Bonus, payable in a lump sum.
(4)
Represents healthcare coverage: (a) upon a CIC Termination, for eighteen months; and (b) upon a Non-CIC Termination or upon death or disability, for twelve months.
(5)
Represents the target value of the unvested PSUs granted to Mr. McPherson in January 2021, January 2022 and February 2023, which will vest as follows: upon a CIC Termination, a CIC Non-Continued Award or death or disability, his unvested PSUs shall fully vest. Upon a Non-CIC Termination, his PSUs shall continue to vest for a year from such termination, and such value is not reflected in the table.
(6)
Represents the value of the unvested RSUs granted to Mr. McPherson in January 2021, January 2022 and February 2023, which will vest as follows: upon a CIC Termination, a CIC Non-Continued Award or death or disability, his unvested RSUs shall fully vest. Upon a Non-CIC Termination, his unvested RSUs shall continue to vest for a year from such termination, and such value is not reflected in the table.

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Payments and Benefits for Mr. Panchal

	Termination for Cause or Without Good Reason	CIC Termination [1]	CIC Non-Continued Award [1] (No Termination)	Non-CIC Termination [1]	Death or Disability
Severance [2]	—	$2,025,000	—	$750,000	$375,000
Pro Rata Bonus [3]	—	$900,000	—	$300,000	$150,000
Health Benefits [4]	—	$57,223	—	$38,149	$38,149
Unvested Performance Stock Units [5]	—	$1,434,672	$1,434,672	—	$1,434,672
Unvested Restricted Stock Units [6]	—	$1,663,388	$1,663,388	—	$1,663,388
Total	—	$6,080,283	$3,098,060	$1,088,149	$3,661,209

(1)
Refer to footnote (1) under the “Payments and Benefits Payable to Mr. McPherson” table for applicable definitions.
(2)
Represents severance: (a) upon a CIC Termination, equal to one and a half times the sum of Mr. Panchal’s base salary and his Average Annual Bonus, payable in a lump sum; (b) upon a Non-CIC Termination, equal to one times the sum of Mr. Panchal’s base salary and his Average Annual Bonus, payable in regular installments over twelve months; and (c) upon death or disability, equal to half of the sum of Mr. Panchal’s base salary and his Average Annual Bonus, payable in a lump sum. In each case, as of December 31, 2023, Mr. Panchal had only received an annual cash incentive for the year ended December 31, 2022.
(3)
Represents a pro rata bonus: (a) upon a CIC Termination, a Non-CIC Termination, equal to Mr. Panchal’s Average Annual Bonus, payable in a lump sum; and (b) upon death or disability, equal to half of his Average Annual Bonus, payable in a lump sum. In each case, as of December 31, 2023, Mr. Panchal had only received an annual cash incentive for the year ended December 31, 2022.
(4)
Represents healthcare coverage: (a) upon a CIC Termination, for eighteen months; and (b) upon a Non-CIC Termination or upon death or disability, for twelve months.
(5)
Represents the target value of the unvested PSUs granted to Mr. Panchal in March 2021 and February 2023, which will vest as follows: (a) upon a CIC Termination, a CIC Non-Continued Award or death or disability, his unvested PSUs shall fully vest; and (b) upon a Non-CIC Termination, his PSUs shall continue to vest for a year from such termination (but as such PSUs cliff vest in March 2025 and February 2026, no PSUs shall vest).
(6)
Represents the value of the unvested RSUs granted to Mr. Panchal in March 2022 and February 2023, which will vest as follows: upon a CIC Termination, a CIC Non-Continued Award or death or disability, his unvested RSUs shall fully vest. Upon a Non-CIC Termination, his unvested RSUs shall continue to vest for a year from such termination, and such value is not reflected in the table.

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Payments and Benefits for Mr. Roupie

	Termination for Cause or Without Good Reason	CIC Termination [1]	CIC Non-Continued Award [1] (No Termination)	Non-CIC Termination [1]	Death or Disability
Severance [2]	—	$1,522,376	—	$1,007,030	$503,515
Pro Rata Bonus [3]	—	$554,157	—	$546,270	$273,135
Unvested Performance Shares [4]	—	$132,075	$132,075	—	$132,075
Unvested Performance Stock Units [5]	—	$738,568	$738,568	—	$738,568
Unvested Restricted Stock [6]	—	$43,342	$43,342	—	$43,342
Unvested Restricted Stock Units [7]	—	$614,985	$614,985	—	$614,985
Total	—	$3,605,503	$1,528,970	$1,553,301	$2,305,620

(1)
Refer to footnote (1) under the “Payments and Benefits Payable to Mr. McPherson” table for applicable definitions.
(2)
Represents severance: (a) upon a CIC Termination, equal to one and a half times the sum of Mr. Roupie’s base salary and his Average Annual Bonus, payable in a lump sum; (b) upon a Non-CIC Termination, equal to one times the sum of Mr. Roupie’s base salary and his Average Annual Bonus, payable in regular installments over twelve months; and (c) upon death or disability, equal to half of the sum of Mr. Roupie’s base salary and his Average Annual Bonus, payable in a lump sum.
(3)
Represents a pro rata bonus: (a) upon a CIC Termination or a Non-CIC Termination, equal to Mr. Roupie’s Average Annual Bonus, payable in a lump sum; and (b) upon death or disability, equal to half of his Average Annual Bonus, payable in a lump sum.
(4)
Represents the target value of the unvested performance shares granted to Mr. Roupie in January 2021, which will vest as follows: (a) upon a CIC Termination, a CIC Non-Continued Award or death or disability, his unvested PSUs shall fully vest; and (b) upon a Non-CIC Termination, his PSUs shall continue to vest for a year from such termination, and such value is not reflected in the table.
(5)
Represents the target value of the unvested PSUs granted to Mr. Roupie in January 2022 and February 2023, which will vest as follows: (a) upon a CIC Termination, a CIC Non-Continued Award or death or disability, his unvested PSUs shall fully vest; and (b) upon a Non-CIC Termination, his PSUs shall continue to vest for a year from such termination (but as such PSUs cliff vest in January 2025 and February 2026, no PSUs shall vest).
(6)
Represents the value of the unvested restricted stock granted to Mr. Roupie in January 2021, which will vest as follows: upon a CIC Termination, a CIC Non-Continued Award or death or disability, his unvested RSUs shall fully vest. Upon a Non-CIC Termination, his unvested restricted stock shall continue to vest for a year from such termination, and such value is not reflected in the table.
(7)
Represents the value of the unvested RSUs granted to Mr. Roupie in January 2022 and February 2023, which will vest as follows: upon a CIC Termination, a CIC Non-Continued Award or death or disability, his unvested RSUs shall fully vest. Upon a Non-CIC Termination, his unvested RSUs shall continue to vest for a year from such termination, and such value is not reflected in the table.

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Payments and Benefits for Mr. Gerosa[1]

	Termination for Cause or Without Good Reason	CIC Termination [2]	CIC Non-Continued Award [2] (No Termination)	Non-CIC Termination [2]	Death or Disability
Severance [3]	—	$1,575,000	—	$886,667	$443,333
Pro Rata Bonus [4]	—	$600,000	—	$436,667	$218,333
Health Benefits [5]	—	$57,417	—	$38,278	$38,278
Unvested Performance Stock Units [6]	—	$596,535	$596,535	—	$596,535
Unvested Restricted Stock Units [7]	—	$234,280	$234,280	—	$234,280
Unvested Stock Options [8]	—	—	—	—	—
Total	—	$3,063,233	$830,815	$1,361,612	$1,530,760

(1)
Pursuant to SEC rules, Mr. Gerosa’s potential termination or change in control payments and benefits are being presented in this section because he was employed on December 31, 2023, notwithstanding that he had already provided notice of his termination without Good Reason. Mr. Gerosa did not receive any termination-related payments or benefits following his termination on January 31, 2024.
(2)
Refer to footnote (1) under the “Payments and Benefits Payable to Mr. McPherson” table for applicable definitions.
(3)
Represents severance: (a) upon a CIC Termination, equal to one and a half times the sum of Mr. Gerosa’s base salary and his Average Annual Bonus, payable in a lump sum; (b) upon a Non-CIC Termination, equal to one times the sum of Mr. Gerosa’s base salary and his Average Annual Bonus, payable in regular installments over twelve months; and (c) upon death or disability, equal to half of the sum of Mr. Gerosa’s base salary and his Average Annual Bonus, payable in a lump sum.
(4)
Represents a pro rata bonus: (a) upon a CIC Termination or a Non-CIC Termination, equal to Mr. Gerosa’s Average Annual Bonus, payable in a lump sum; and (b) upon death or disability, equal to half of his Average Annual Bonus, payable in a lump sum.
(5)
Represents healthcare coverage: (a) upon a CIC Termination, for eighteen months; and (b) upon a Non-CIC Termination or upon death or disability, for twelve months.
(6)
Represents the target value of the unvested PSUs granted to Mr. Gerosa in August 2021, January 2022 and February 2023, which will vest as follows: upon a CIC Termination, a CIC Non-Continued Award or death or disability, his unvested PSUs shall fully vest. Upon a Non-CIC Termination, his PSUs shall continue to vest for a year from such termination, and such value is not reflected in the table.
(7)
Represents the value of the unvested RSUs granted to Mr. Gerosa in January 2021, August 2021, January 2022 and February 2023, which will vest as follows: upon a CIC Termination, a CIC Non-Continued Award or death or disability, his unvested RSUs shall fully vest. Upon a Non-CIC Termination, his unvested RSUs shall continue to vest for a year from such termination, and such value is not reflected in the table.
(8)
Represents the value of the unvested stock options granted to Mr. Gerosa in August 2021, January 2022 and February 2023, which will vest as follows: (a) upon a CIC Termination, a CIC Non-Continued Award or death or disability, his unvested stock options shall fully vest, but have no impact on the value presented in the table above because it is presented as of December 31, 2023 and the stock options had an exercise price greater than the closing market price of a share of our Common Stock on such date; and (b) upon a Non-CIC Termination, his unvested stock options shall continue to vest for a year from such termination, and such value is not reflected in the table.

Compensation Committee interlocks and insider participation

The Compensation Committee is composed of four independent directors: Mr. Prager (Chair), Ms. Altobello, Mr. Casper and Ms. Gibson. No member of the Compensation Committee is, or was during 2023, a current or former officer or employee of the Company or any of its subsidiaries. Additionally, during 2023, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company.

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PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act, the Company is providing its stockholders the opportunity to cast an advisory vote to approve the compensation of the Company’s NEOs. This proposal, commonly known as a “Say-on-Pay” proposal, gives the Company’s stockholders the opportunity to express their views on the NEOs’ compensation.

As described in detail in the Compensation Discussion and Analysis above, the Company’s NEO compensation program is designed to attract, reward and retain the caliber of officers needed to ensure the Company’s continued growth and profitability.

The Company seeks to accomplish these goals in a manner that is aligned with the long-term interests of the Company’s stockholders. The Company believes that its NEO compensation program achieves this goal with its emphasis on long-term equity awards and performance-based compensation, in addition to short-term (annual) incentive awards, which has enabled the Company to successfully motivate and reward its NEOs. The Company believes that its ability to retain its current high-performing team of seasoned executive officers is critical to its continuing financial success and that its focus on the long-term interests of its NEOs aligns with the interests of its stockholders.

We urge stockholders to read the letter from the Compensation Committee found on page 33 and the Compensation, Discussion and Analysis beginning on page 34, which describe in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narratives beginning on page 59, which provide detailed information on the compensation of our NEOs. For these reasons, the Board recommends a vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed in the Company’s proxy statement for the 2024 Annual Meeting, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Your vote

As an advisory vote, this proposal is not binding upon the Company, our Board or our Compensation Committee. Notwithstanding the advisory nature of this vote, our Board and the Compensation Committee, which is responsible for designing and administering the Company’s NEO compensation program, value the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for NEOs. Unless proxy cards are otherwise marked, the persons named as proxies will vote FOR the approval, on an advisory basis, of the compensation of the Company’s NEOs as disclosed in this Proxy Statement. The affirmative vote of the holders of a majority of the shares of Common Stock having voting power present in person or represented by proxy is required to approve this Proposal 3. Abstentions will have the same effect as a vote AGAINST this proposal and broker non-votes will have no effect on the outcome of the vote.

BOARD RECOMMENDATION
The board unanimously recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement.

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PROPOSAL 4 — APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OF OUR OFFICERS

At the Annual Meeting, our stockholders will be asked to approve an amendment to the Certificate of Incorporation to provide exculpation from liability for certain of our officers from certain claims of breach of their fiduciary duty of care, similar to protections currently available to our directors (the “Officer Exculpation Amendment”). The full text of the Officer Exculpation Amendment is attached to this Proxy Statement as Appendix B.

Background

Article VII of the Certificate of Incorporation, in accordance with Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”), currently contains a provision eliminating the personal liability of our directors for monetary damages for breach of fiduciary duty owed to us or our stockholders, to the fullest extent permitted by the DGCL as it now exists or may hereafter be amended.

Pursuant to a recent amendment to Section 102(b)(7) of the DGCL that became effective on August 1, 2022, a Delaware corporation is now permitted to include a provision eliminating or limiting monetary liability for certain senior officers for breach of the duty of care in certain actions. As amended, Section 102(b)(7) of the DGCL provides that only certain officers may be entitled to exculpation; namely: (i) a corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) an individual identified in public filings as one of the most highly compensated officers of the corporation; and (iii) an individual who, by written agreement with the corporation, has consented to be identified as an officer for purposes of Delaware’s long-arm jurisdiction statute.

Reasons for the Officer Exculpation Amendment

As part of the Board’s ongoing evaluation of our corporate governance structures and practices, the Board considered the benefits and detriments of the Officer Exculpation Amendment. The Board believes that the Company and its stockholders will benefit from limiting officer liability and have included a summary below of the principal factors the Board considered in electing to pursue the Officer Exculpation Amendment.

Enhanced Ability to Attract and Retain Officers

The Board is committed to attracting and retaining talented officers to manage our day-to-day affairs. Enhancing our ability to attract and retain experienced officers is in the best interests of the Company and we should seek to assure such persons that exculpation under certain circumstances is available. We expect that many of our peers incorporated in Delaware, with whom we compete for executive talent, will adopt exculpation clauses that limit the personal liability of officers in their Certificates of Incorporation. As such, we believe that failing to adopt the Officer Exculpation Amendment could impact our recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense, and other risks of proceedings exceeds the benefits of serving as one of our officers.

Further, adopting the Officer Exculpation Amendment would enable our officers to exercise their business judgment in furtherance of our stockholders’ interests without the potential distraction of risking personal liability. An officer’s role often requires the officer to make decisions on crucial matters and in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits, or proceedings seeking to impose liability based on hindsight, especially in the current litigious environment and regardless of merit.

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PROPOSAL 4 — APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OF OUR OFFICERS

Addressing Rising Litigation and Insurance Costs

Prior to the amendment of Section 102(b)(7) of the DGCL, Delaware corporations could exculpate directors from personal liability for monetary damages associated with breaches of the duty of care, but that protection did not extend to officers. Consequently, stockholder plaintiffs have employed the tactic of bringing certain claims that would otherwise be exculpated if brought against directors against individual officers to avoid dismissal of such claims. The amendment to Section 102(b)(7) of the DGCL was adopted to address inconsistent treatment between officers and directors and address rising litigation and insurance costs for corporations. Accordingly, the Officer Exculpation Amendment will more closely align the protections available to our officers with those available to our directors and potentially decrease future litigation and insurance premiums.

Other Considerations

The new Delaware legislation only permits, and the Officer Exculpation Amendment would only permit, exculpation for direct claims brought by stockholders but would not eliminate officers’ monetary liability for breach of the duty of care claims brought by the Company itself or for derivative claims made by stockholders on behalf of the Company. The amendment would not limit the liability of officers for any breach of the duty of loyalty, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, and any transaction from which the officer derived an improper personal benefit. As a result, our Board has concluded that the Officer Exculpation Amendment will not negatively impact stockholder rights, considering the narrow class and type of claims for which officers’ liability would be exculpated.

We are not proposing the Officer Exculpation Amendment in anticipation of any specific litigation confronting the Company.

Taking into account the narrow class and type of claims for which officers’ liability would be exculpated, consistent with the protection in the Certificate of Incorporation currently afforded our directors, and the benefits the Board believes would accrue to the Company and its stockholders in the form of an enhanced ability to attract and retain talented officers and potentially address rising litigation and insurance costs, the Board adopted a resolution, authorizing and declaring it advisable and in the best interests of the Company to amend the Certificate of Incorporation to limit the scope of officer liability and recommended the submission of this amendment for stockholder approval at the Annual Meeting.

Effects of Approval of the Proposal

The Officer Exculpation Amendment would modify Article VII of the Certificate of Incorporation to eliminate the personal liability of certain of our officers for monetary damages for breach of fiduciary duty as an officer, to the fullest extent permitted by the DGCL as it now exists or may hereafter be amended. A copy of the proposed amendment, marked with strike-outs to show the deletions and underline text to show additions, is included in Appendix B to this Proxy Statement.

If adopted, the Officer Exculpation Amendment would limit the ability of our stockholders to seek monetary damages directly against certain of our officers subject to the limitations set forth under “Other Considerations” above.

If the Officer Exculpation Amendment is adopted, the Company’s officers that would be subject to this provision would be its president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer, any individual identified in public filings as one of the most highly compensated officers of the Company, and any individual who, by written agreement with the Company, has consented to be identified as an officer for purposes of Delaware’s long-arm jurisdiction statute. If the proposed amendment is adopted, it will not eliminate or limit the liability of an officer for any act or omission occurring prior to the date on which it becomes effective.

If this Proposal No. 4 is approved, the proposed changes described above and included in Appendix B will become effective upon the filing of an amendment to our Certificate of Incorporation with the Secretary of State of Delaware.

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PROPOSAL 4 — APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OF OUR OFFICERS

Your vote

Unless proxy cards are otherwise marked, the persons named as proxies will vote FOR the Officer Exculpation Amendment. The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the Officer Exculpation Amendment. Abstentions and broker-non votes will have the same effect as a vote AGAINST this proposal.

BOARD RECOMMENDATION
The board unanimously recommends that you vote “FOR” the Officer Exculpation Amendment.

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PROPOSAL 5 — VOTE ON CREATION OF STOCKHOLDER RIGHT TO CALL SPECIAL STOCKHOLDER MEETING

We are seeking approval of an amendment to our Bylaws to provide stockholders owning a combined 25% or more of the Company’s outstanding common stock with the right to call a special meeting of stockholders (a “special meeting”).

Background

Our stockholders do not currently have the right to require us to call a special meeting. This proposal (the “Board’s Special Meeting Proposal”) is the product of the Board’s ongoing review of our corporate governance principles, feedback from our stockholders, and the Board’s consideration of the stockholder special meeting proposal outlined in Proposal 6 (the “Stockholder Special Meeting Proposal”). After due consideration and a balancing of the interests discussed below, the Board has determined that stockholders should be provided the opportunity to consider this alternative proposal regarding the right to call a special meeting. Specifically, the Board asks our stockholders to vote to approve the Board’s Special Meeting Proposal to allow stockholders who own at least 25% of our outstanding shares of common stock continuously for at least one year, and satisfy certain other procedures and requirements, to require us to call a special meeting, and against the Stockholder Special Meeting Proposal.

The Board’s Special Meeting Proposal

The Board recognizes that some stockholders believe that the right of stockholders to call a special meeting is an important governance mechanism for stockholders. Through this Proposal 5 and in implementing a special meeting right, the Board intends to strike an appropriate balance between enhancing stockholder rights and protecting the long-term interests of the Company and its stockholders.

The Board’s Rationale

By setting the ownership threshold at an aggregate of 25% or more of the Company’s outstanding common stock with a nominal one-year holding period requirement, the Board believes that the right to call a special meeting will contribute to corporate governance practices that promote long-term value and strengthen board and management accountability to the Company’s stockholders while ensuring that special meetings are extraordinary events, held only if a significant number of stockholders who have held a financial stake in our company for a meaningful period of time agree that a special meeting is necessary to discuss critical, time-sensitive issues. In consideration of this Proposal 5, the Board considered the disruption special meetings cause and the substantial administrative and operational costs they entail; specifically, the Board, the Company’s management, and our employees must devote significant time and attention to preparing for a special meeting, which takes their time and attention away from their primary focus of overseeing and operating our business. In addition, with each special meeting, we must incur significant expenses in order to prepare the disclosures required for such meeting, print and distribute materials, solicit proxies, and tabulate votes. One or a small minority of stockholders should not be entitled to cause such significant expense and distraction to advance their own special interests. Special meetings should only be called to discuss critical, time-sensitive issues that cannot be delayed until our next annual meeting in cases where a substantial portion of stockholders agree that a special meeting must be called. A failure to receive 25% support to convene a special meeting is a strong indicator that the issue is unduly narrow and not deemed critical by our stockholders generally. Providing a special meeting right at an even lower threshold risks giving a small number of stockholders a disproportionate amount of influence over the Company’s affairs. The Board also believes that a 25% ownership threshold is consistent with market practice for corporate governance programs among many S&P 500 companies.

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PROPOSAL 5 — VOTE ON CREATION OF STOCKHOLDER RIGHT TO CALL SPECIAL STOCKHOLDER MEETING

Specifically, the 10% ownership threshold requested by the stockholder in Proposal 6 is lower than that of a significant majority of S&P 500 companies that offer stockholders a right to call a special meeting. According to FactSet Research Systems Inc., a financial data provider, approximately 51% of the companies included in the S&P 500 that afford stockholders the right to call a special meeting have set the ownership threshold for the exercise of such a right at 25% or greater, while only approximately 17% have adopted a 10% threshold requirement. As further discussed under “Stockholder Proposal — Proposal 6 — Adopt a shareholder right to call a special shareholder meeting — The Board’s opposition statement,” a 25% threshold serves the best interests of our stockholders as a whole by avoiding the potential for abuse of the right by one or a small minority of stockholders that may pursue special interests.

The role of stockholder engagement

The Board considered the views of our stockholders in connection with crafting this proposal. In 2023, the Company reached out to stockholders who collectively represented over 65.0% of our outstanding common stock and had conversations with ten stockholders who requested engagement representing approximately 33.0% percent of our outstanding common stock. Our stockholder engagement campaign was primarily conducted prior to the Company’s receipt of the Stockholder Special Meeting Proposal. The right of stockholders to a special meeting was not a topic of discussion raised by any of the stockholders that the Company met with prior to receipt of the Stockholder Special Meeting Proposal. However, following such receipt, the Company discussed the proposal with the stockholders it was meeting with as part of its regular engagement campaign. Based on these discussions, we believe our stockholders generally support rights to call special meetings at a 25% threshold. In particular, certain stockholders expressed concerns that a 10% threshold is too low because a 10% threshold risks that a special meeting may be called for the special interests of only one or a handful of stockholders.

In light of these governance considerations, stockholder feedback on this topic, and market practice, the Board concluded that providing stockholders with the right to call special meetings will bolster our corporate governance structure and enhance the accountability of the Board and management. Accordingly, the Board has unanimously determined that it is in the best interests of the Company and its stockholders to provide stockholders with the right to call special meetings in accordance with this Proposal 5. For the reasons outlined above, as well as below in our Board of Directors’ Statement in Opposition to Proposal 6, the Board believes that this Proposal 5 is more closely aligned with market practice and more appropriately balances the rights of stockholders with the long-term interests of the Company and our stockholders.

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PROPOSAL 5 — VOTE ON CREATION OF STOCKHOLDER RIGHT TO CALL SPECIAL STOCKHOLDER MEETING

Your vote

This proposal is not binding upon the Company or our Board. Notwithstanding the advisory nature of this vote, our Board values the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when considering whether to implement the Board’s Special Meeting Proposal. To create a stockholder right to call a special meeting, the Board must approve an amendment to our Bylaws.

Unless proxy cards are otherwise marked, the persons named as proxies will vote FOR, on an advisory basis, the Board’s Special Meeting Proposal. The affirmative vote of the holders of a majority of the shares of Common Stock having voting power present in person or represented by proxy is required to approve this Proposal 5. Abstentions will have the same effect as a vote AGAINST this proposal and broker non-votes will have no effect on the outcome of the vote. Although the Board’s Special Meeting Proposal and the Stockholder Special Meeting Proposal concern the same subject matter, the terms of each proposal differ. If both the Board’s Special Meeting Proposal and the Stockholder Special Meeting Proposal are approved, the Board will take the voting results into consideration and will continue to engage with stockholders as part of the Board’s consideration of any future actions.

BOARD RECOMMENDATION
The Board unanimously recommends that you vote “FOR” the Board’s Special Meeting Proposal (Proposal 5) and “AGAINST” the Stockholder Special Meeting Proposal (Proposal 6).

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STOCKHOLDER PROPOSAL

PROPOSAL 6 — ADOPT A SHAREHOLDER RIGHT TO CALL A SPECIAL SHAREHOLDER MEETING

In accordance with SEC rules, we have set forth below a stockholder proposal, along with the supporting statement of the stockholder proponent, for which the Company and the Board accept no responsibility. The stockholder proposal is required to be voted on at our Annual Meeting only if properly presented at our Annual Meeting. As explained below, our Board recommends that shareholders vote AGAINST this proposal.

John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, the beneficial owner of at least 20 shares of our common stock since at least November 1, 2020, has informed the Company of their intent to present the following proposal at the Annual Meeting.

Proposal 6 — Adopt a Shareholder Right to Call a Special Shareholder Meeting

Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting.

Calling a special shareholder meeting is hardly ever used by shareholders but the main point of calling a special shareholder meeting is that it gives shareholders at least significant standing to engage effectively with management.

Management will have an incentive to genuinely engage with shareholders, instead of stonewalling, if shareholders have a reasonable Plan B alternative of calling a special shareholder meeting. Management likes to claim that shareholders have multiple means to communicate with management but in most cases these means are as effective as mailing a post card to the CEO. A reasonable right to call a special shareholder meeting is an important step for effective shareholder engagement with management.

Since a special shareholder meeting can be called to replace a director, adoption of this proposal could foster better performance by MarketAxess directors. With the widespread use of online shareholder meetings it is much easier for management to conduct a special shareholder meeting and our bylaws thus need to be updated accordingly.

Please vote yes:

Adopt a Shareholder Right to Call a Special Shareholder Meeting — Proposal 6

The Board’s opposition statement

After carefully considering the Stockholder Special Meeting Proposal, the Board has concluded that it is not in the best interests of the Company and its stockholders. Accordingly, the Board unanimously recommends a vote AGAINST the proposal.

The Board’s Special Meeting Proposal (Proposal 5) is More Consistent with Market Practice

The Board recognizes that providing stockholders with the right to call special meetings is viewed by some stockholders as an important governance mechanism. In response, after thoughtful consideration, and consistent with its practice of taking into account and implementing investor feedback, the Board has recommended that shareholders approve an amendment to our Bylaws that would enable stockholders owning a combined 25% of our outstanding shares of common stock continuously for at least one year to require the Company to call a special meeting (see Proposal 5). We intend to adopt the continuous ownership threshold in

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STOCKHOLDER PROPOSAL — PROPOSAL 6 — ADOPT A SHAREHOLDER RIGHT TO CALL A SPECIAL SHAREHOLDER MEETING

any special meeting bylaw amendment that we adopt. The Board believes that a 25% ownership threshold for requesting a Special Meeting by stockholders who have held a financial stake in our company for a meaningful period of time is in the best interests of the Company and its stockholders and is consistent with market practice. The 10% ownership threshold requested by the stockholder is lower than that of a significant majority of S&P 500 companies that offer stockholders a special meeting right. According to FactSet Research Systems Inc., a financial data provider, approximately 51% of the companies included in the S&P 500 that afford stockholders the right to call a special meeting have set the ownership threshold for the exercise of such a right at 25% or greater, while only approximately 17% have adopted a 10% threshold requirement.

The Board’s Special Meeting Proposal (Proposal 5) Balances Stockholder Rights with Protecting the Company and Stockholders’ Long-Term Interests

We believe a threshold of 25% ownership held continuously for at least one year strikes the appropriate balance between enhancing stockholder rights and protecting the long-term interests of the Company and its stockholders as opposed to the Stockholder Special Meeting Proposal. Special meetings impose significant costs, both administrative and operational, and the Board, the Company’s management, and our employees must devote significant time and attention to preparing for a special meeting, which takes their time and attention away from their primary focus of overseeing and operating our business. One or a small minority of stockholders that have not held a financial stake in the Company for a meaningful period of time should not be entitled to cause such significant expense and distraction to advance their own special interests, which may not be shared more broadly by our other stockholders.

The Company’s outstanding common stock is largely held by institutional investors. The Company’s largest stockholder owns approximately 12.0% of the Company’s outstanding common stock and, should the Stockholder Special Meeting Proposal be approved with a 10% ownership threshold to call a special meeting, such stockholder would have a unilateral right to call a special meeting at any time and for any reason, which may or may not be an interest shared more broadly by our other stockholders. Likewise, approximately 45.5% of the Company’s outstanding common stock is held by our top ten stockholders and a combination of two to four of such shareholders, other than the largest shareholder, would also have a right to call a special meeting at any time and for any reason, which may or may not be an interest shared more broadly by our other stockholders.

Special meetings should only be called to discuss critical, time-sensitive issues that cannot wait until our next annual meeting of stockholders in cases where a substantial portion of stockholders agree that a special meeting must be called. A failure to receive 25% support to convene a special meeting is a strong indicator that the issue is unduly narrow and not deemed critical by our stockholders generally.

Providing a special meeting request right at a low threshold, such as the one proposed in this Proposal 6, risks giving a small number of stockholders a disproportionate amount of influence over our affairs. A higher threshold than the one contemplated by this Proposal 6 also ensures that a more meaningful number of stockholders are seeking to call the special meeting, rather than only one or a few. Based on these considerations, the Board believes the 25% threshold outlined in Proposal 5 strikes a more appropriate balance than the 10% threshold in this Proposal 6. Requiring a 25% threshold ensures that stockholders have the right to request a special meeting to act on extraordinary and urgent matters while minimizing the risk that one or a small minority of stockholders will pursue special interests that are not aligned with, or in the best interests of, the Company or its other stockholders. In addition, the 25% threshold will protect us from unduly incurring substantial costs and distraction.

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STOCKHOLDER PROPOSAL — PROPOSAL 6 — ADOPT A SHAREHOLDER RIGHT TO CALL A SPECIAL SHAREHOLDER MEETING

Our Existing Corporate Governance Policies and Practices Promote Accountability and Responsiveness to Stockholders

We are committed to maintaining strong corporate governance practices and procedures, including stockholder engagement initiatives. The Company has demonstrated and promoted accountability to stockholders through its existing corporate governance policies and practices, which include:

•
Stockholder Right to Act by Written Consent: Since the Company’s initial public offering in 2004, the Company’s Bylaws have permitted the holders of a majority of our outstanding common stock having voting power present in person or represented by proxy to take any action required or permitted to be taken at an annual or special meeting, including election of directors, without a meeting, without prior notice and without a vote. Through this right, stockholders are already empowered to act between annual meetings.
•
Majority Independent Board: Following the Annual Meeting, assuming the stockholders elect to the Board of Directors the director nominees set forth in Proposal No. 1, 9 out of our 11 directors will be independent. The directors are highly qualified and experienced, and exercise a strong, independent oversight function over management.
•
Annual Election of Directors: Since the Company’s initial public offering in 2004, all directors have been annually elected to our Board. Our directors are only elected to hold office until the next annual meeting of stockholders or until his or her successor is duly elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal.
•
Committees Comprised Entirely of Independent Directors: The Board has established structural safeguards that serve to preserve the Board’s independent oversight of management. The Board’s Audit Committee, Compensation and Talent Committee, Nominating and Corporate Governance Committee, Risk Committee and Finance Committee are comprised entirely of, and are chaired by, independent directors.
•
Lead Independent Director: Our Lead Independent Director is responsible for, among other things, consulting with the Executive Chairman regarding the agenda and meeting schedules for each Board meeting, coordinating the activities of the non-employee directors, including presiding over the executive sessions of non-employee directors, and serving as a liaison between the Executive Chairman and the non-employee directors. The Lead Independent Director also has the authority to call meetings of the independent directors and, if requested by significant shareholders, is available for consultation and direct communication.
•
Annual Board Evaluation: The Nominating and Governance Committee annually reviews and makes recommendations to the Board related to the size, structure and composition of the Board and its committees.
•
Majority Voting Standards in Uncontested Elections: Our Bylaws include a “majority voting” standard for the election of directors in uncontested elections, which are generally defined as elections in which the number of nominees does not exceed the number of directors to be elected at the meeting. Under the majority voting standard, in uncontested elections of directors, each director must be elected by the affirmative vote of a majority of the votes cast with respect to that nominee’s election at any meeting for the election of directors at which a quorum is present.
•
Robust Stock Ownership Guidelines: The Board of Directors believes that equity ownership by the Company’s directors and executive officers is important for the Company. Our directors and executive officers are subject to stock ownership guidelines to align their interests with those of our stockholders. Non-employee directors are required to hold not less than the number of shares of Common Stock equal in value to five times the annual cash retainer payable to a director.

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STOCKHOLDER PROPOSAL — PROPOSAL 6 — ADOPT A SHAREHOLDER RIGHT TO CALL A SPECIAL SHAREHOLDER MEETING

•
Regular Stockholder Engagement: We value our stockholders’ opinions and actively solicit input through our stockholder engagement program. During 2023, the Company reached out to stockholders who collectively represented over 65.0% of our outstanding common stock and had conversations with ten stockholders who requested engagement representing approximately 33.0% percent of our outstanding common stock. We are responsive to stockholders and believe in maintaining active stockholder engagement. The right of stockholders to a special meeting was not a topic of discussion raised by any of the stockholders that the Company met with prior to receipt of the Stockholder Special Meeting Proposal. See “Proposal 5 – Vote on right to call special stockholder meeting – The role of stockholder engagement” for more information.
•
Annual Say-on-Pay: In accordance with the Board’s recommendation as well as the majority of stockholders voting at the 2023 Annual Meeting, the Company conducts an annual say-on-pay vote. The Board recognizes the importance of an annual vote as it allows stockholders to provide direct input on the Company’s compensation policies and practices, and the resulting compensation for the named executive officers, every year.

See “Corporate Governance and Board Matters” and the Board’s Special Meeting Proposal (Proposal 5) for more information. In light of our existing policies and practices and the Board’s Special Meeting Proposal (Proposal 5), the Board has determined that the Board’s Special Meeting Proposal (Proposal 5), and not this Stockholder Special Meeting Proposal (Proposal 6), is in the best interests of the Company and its stockholders.

Your vote

This proposal is not binding upon the Company or our Board. Notwithstanding the non-binding nature of this vote, our Board values the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when considering whether to implement this Stockholder Special Meeting Proposal or the Board’s Special Meeting Proposal. To create a stockholder right to call a special meeting, the Board must approve an amendment to our Bylaws.

Unless proxy cards are otherwise marked, the persons named as proxies will vote AGAINST the Stockholder Special Meeting Proposal. The affirmative vote of the holders of a majority of the shares of Common Stock having voting power present in person or represented by proxy is required to approve this Proposal 6. Abstentions will have the same effect as a vote AGAINST this proposal and broker non-votes will have no effect on the outcome of the vote. Although the Stockholder Special Meeting Proposal and the Board’s Special Meeting Proposal concern the same subject matter, the terms of each proposal differ. If both the Board’s Special Meeting Proposal and the Stockholder Special Meeting Proposal are approved, the Board will take the voting results into consideration and will continue to engage with stockholders as part of the Board’s consideration of any future actions.

BOARD RECOMMENDATION
The Board unanimously recommends that you vote “AGAINST” the Stockholder Special Meeting Proposal (Proposal 6) and “FOR” the Board’s Special Meeting Proposal (Proposal 5).

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CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, our Company is required to calculate and disclose the total compensation paid to its median employee, as well as the ratio of the total compensation paid to such median employee as compared to the total compensation paid to the Company’s CEO. The Company believes that the ratio of pay included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

Measurement date

We identified the median employee using our employee population on December 31, 2023. On December 31, 2023, the CEO of the Company was Mr. Concannon.

Consistently Applied Compensation Measure (CACM)

We identified our median employee using a consistently applied compensation measure, consisting of the following:

•
Actual base salary paid;
•
Cash bonus paid in 2024 for 2023 performance;
•
Other cash payments including, but not limited to, overtime, allowances and one-time awards;
•
Value of equity awards granted in 2023, computed in accordance with FASB ASC Topic 718; and
•
Company contributions to a pension or retirement plan, including, but not limited to, a 401(k) defined contribution plan in the U.S.

Exceptions

As of December 31, 2023, we had 881 employees globally, including 572 U.S. employees and 309 non-U.S. employees. In determining the median employee, we did not include employees from the following countries as they represented, in aggregate, less than 5% of our employee population:

•
Brazil – 3 employees
•
France – 4 employees
•
Germany – 4 employees
•
Hong Kong – 9 employees
•
Italy – 1 employee
•
The Netherlands – 13 employees
•
Switzerland – 4 employees

In addition, in determining the median employee, we did not include 59 employees that became the Company’s employees as a result of the Pragma acquisition, which occurred during the year ended December 31, 2023.

After excluding the CEO and employees described above, we determined our median employee from a population of 783 employees, including 512 U.S. employees and 271 non-U.S. employees.

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CEO PAY RATIO

CEO pay ratio

The annual total compensation for the CEO and the median employee, as calculated using the Summary Compensation Table requirements, was $8,293,086 and $167,000, respectively, resulting in a ratio of 50:1.

This pay ratio information is being provided solely for compliance purposes. Neither the Compensation Committee nor management of the Company used the pay ratio measure in making compensation decisions.

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PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid to each of our Principal Executive Officers (“PEO”), which is our CEO, and the average of our non-PEO NEOs, and certain financial performance measures of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Executive Compensation – Compensation Discussion and Analysis.”

Pay Versus Performance[1]

	Summary Compensation Table Total for PEO [2]		Compensation Actually Paid to PEO [3]				Value of Initial Fixed $100 Investment Based On:

Year	Christopher R. Concannon	Richard M. McVey	Christopher R. Concannon	Richard M. McVey	Average Summary Compensation Table Total for Non-PEO NEOs[4]	Average Compensation Actually Paid to Non-PEO NEOs [5]	Total Shareholder Return [6]	Index Total Shareholder Return [7]	Net Income (millions) [8]	Adjusted Operating Income [9]
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	8,293,086	5,420,785	5,270,186	(4,411,280)	1,868,629	1,552,561	$79.71	$131.91	$258.1	$361.1
2022	n/a	5,553,833	n/a	(17,047,453)	3,600,351	1,318,174	$75.12	$113.64	$250.2	$370.4
2021	n/a	5,742,184	n/a	(23,796,801)	2,778,019	(567,512)	$109.67	$131.62	$257.9	$379.6
2020	n/a	6,143,686	n/a	46,225,725	2,563,567	12,445,573	$151.29	$99.47	$299.4	$423.6

(1)
Mr. Concannon, our Chief Executive Officer and Interim Chief Financial Officer, has served as Chief Executive Officer since April 3, 2023. Previously, Mr. McVey served as Chief Executive Officer. The Non-PEO NEOs for the applicable years were as follows:
•
2023: Christopher N. Gerosa, Kevin M. McPherson, Naineshkumar S. Panchal and Christophe Roupie;
•
2022: Christopher R. Concannon, Christopher N. Gerosa, Kevin M. McPherson and Naineshkumar S. Panchal; and
•
2021: Christopher R. Concannon, Antonio DeLise, Christopher N. Gerosa, Kevin M. McPherson and Nicholas Themelis; and
•
2020: Christopher R. Concannon, Antonio DeLise, Kevin M. McPherson and Nicholas Themelis.
(2)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Messrs. Concannon and McVey, respectively, for each corresponding year in which he served as Chief Executive Officer in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Executive Compensation Tables – Summary Compensation Table.”
(3)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Messrs. Concannon and McVey, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Messrs. Concannon and McVey during the applicable year.

In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Concannon’s total compensation for 2023 to determine the compensation actually paid:

PEO Compensation Actually Paid- Christopher R. Concannon

Year	Reported Summary Compensation Total for PEO	Reported Value of Equity Awards [a]	Equity Award Adjustments [b]	Compensation Actually Paid to PEO
2023	8,293,086	6,333,086	3,310,186	5,270,186

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in

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the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. McVey’s total compensation for each year to determine the compensation actually paid:

PEO Compensation Actually Paid- Richard M. McVey

Year	Reported Summary Compensation Total for PEO	Reported Value of Equity Awards [a]	Equity Award Adjustments [b]	Compensation Actually Paid to PEO
2023	5,420,785	3,576,785	(6,255,280)	(4,411,280)

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(4)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding Messrs. Concannon and McVey for 2023 and Mr. McVey for 2022, 2021 and 2020) in the “Total” column of the Summary Compensation Table in each applicable year.
(5)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Messrs. Concannon and McVey for 2023 and Mr. McVey for 2022, 2021 and 2020), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Messrs. Concannon and McVey for 2023 and Mr. McVey for 2022, 2021 and 2020) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Messrs. Concannon and McVey for 2023 and Mr. McVey for 2022, 2021 and 2020) for each year to determine the compensation actually paid, using the same methodology described above in footnote 3:

Non-PEO NEO Compensation Actually Paid

Year	Reported Summary Compensation Average for Non-PEO NEOs	Reported Average Value of Equity Awards [a]	Equity Award Adjustments [b]	Compensation Actually Paid to Non-PEO NEOs
2023	1,868,629	900,971	584,904	1,552,561

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(6)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(7)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: the Dow Jones U.S. Financials Index.

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(8)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(9)
Adjusted Operating Income is defined as operating income before (i) unplanned inorganic activity and (ii) the impact of cash incentives. It may also be adjusted to reflect charges for restructurings, the impact of corporate transactions or discontinued operations, events that are unusual in nature or infrequent in occurrence and other non-recurring items, currency fluctuations, litigation or clam judgments, settlements and the effects of accounting or tax law changes.

Financial performance measures

As described in greater detail in “Executive Compensation – Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected to incentivize our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

•
Adjusted operating income
•
Operating margin
•
Revenue growth excluding U.S. credit
•
U.S. credit market share

Analysis of the information presented in the Pay versus Performance table

As described in more detail in the section “Executive Compensation – Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, not all of those Company measures are presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

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Compensation Actually Paid and Cumulative TSR

As demonstrated by the following graph, the amount of compensation actually paid to Messrs. Concannon and McVey for 2023, Mr. McVey for 2022, 2021 and 2020 and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Messrs. Concannon and McVey for 2023 and Mr. McVey for 2022, 2021 and 2020) is generally aligned with the Company’s cumulative TSR over the three years presented in the table. The alignment of compensation actually paid with the Company’s cumulative TSR over the period presented is because a significant portion of the compensation actually paid to Messrs. Concannon and McVey and to the other NEOs is comprised of equity awards.

Compensation Actually Paid and Net Income

As demonstrated by the following table, the amount of compensation actually paid to Messrs. Concannon and McVey for 2023, Mr. McVey for 2022, 2021 and 2022 and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Messrs. Concannon and McVey for 2023 and Mr. McVey for 2022, 2021 and 2020) is generally aligned with the Company’s net income over the three years presented in the table.

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Compensation Actually Paid and Adjusted Operating Income

As demonstrated by the following graph, the amount of compensation actually paid to Messrs. Concannon and McVey for 2023, Mr. McVey for 2022, 2021 and 2022 and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Messrs. Concannon and McVey for 2023 and Mr. McVey for 2022, 2021 and 2020) is generally aligned with the Company’s Adjusted Operating Income over the three years presented in the table. As described above, Adjusted Operating Income is defined as operating income before: (i) unplanned inorganic activity and (ii) the impact of cash incentives. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted Operating Income is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the pay versus performance table above) used by the Company to link compensation actually paid to the company’s NEOs, for the most recently completed fiscal year, to Company performance. The Company utilizes Adjusted Operating Income as the financial component of the Company’s short-term incentive compensation program. See “– Compensation Discussion and Analysis.”

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OTHER INFORMATION

General information

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of the Company, to be used at our Annual Meeting scheduled for Wednesday, June 5, 2024, at 9:00 AM, Eastern Daylight Time, via live audio webcast at www.virtualshareholdermeeting.com/MKTX2024.

Holders of record of our Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. On that date, there were 37,602,968 shares entitled to be voted.

The Annual Meeting will be held in virtual format only. You will not be able to attend the Annual Meeting physically, however you may vote and submit questions while attending the Annual Meeting online via the live audio webcast.

To participate in the Annual Meeting, you must have your 16-digit control number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card. You will be able to submit questions during the meeting by typing in your question in the “ask a question” box on the meeting page. Should you require technical assistance, support will be available by dialing 800-586-1548 (U.S.) or 303-562-9288 (International) during the meeting. We are committed to ensuring that our stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

We encourage you to vote your shares, either by voting online during the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you vote via the Internet or telephone or execute the attached paper proxy card, the individuals designated will vote your shares according to your instructions. If any matter other than the Proposals listed in the Notice of Annual Meeting of Stockholders is presented at the Annual Meeting, the designated individuals will, to the extent permissible, vote all proxies in the manner that the Board may recommend or, in the absence of such recommendation, in the manner they perceive to be in the best interests of the Company.

If you indicate when voting via the Internet that you wish to vote as recommended by the Board or if you execute the enclosed paper proxy card but do not give instructions, your proxy will be voted as follows: (1) FOR the election of each of the nominees for director named herein, (2) FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2024, (3) FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement, (4) FOR the Officer Exculpation Amendment,(5) FOR the Board’s Special Meeting Proposal, (6) AGAINST the Stockholder Special Meeting Proposal and (7) in accordance with the best judgment of the persons appointed as proxies with respect to any other matters that properly come before the Annual Meeting. If your shares are held in a stock brokerage account or by a bank or other nominee, see “— Voting — Broker authority to vote.”

Information on how you may vote at the Annual Meeting (such as granting a proxy that directs how your shares should be voted, or attending the Annual Meeting), as well as how you can revoke a proxy, is contained in this Proxy Statement under the headings “— Solicitation of Proxies” and “— Voting.”

We are furnishing proxy materials to our stockholders primarily via the Internet. On or about [April 24, 2024], we expect to mail beneficial owners of our Common Stock a Notice containing instructions on how to access our proxy materials, including this Proxy Statement and our Annual Report. The Notice also instructs you on how to vote via the Internet. Other stockholders, in accordance with their prior requests, received e-mail notification of how to access our proxy materials and vote via the Internet, or have been mailed paper copies of our proxy materials and a proxy card or voting form. The proxy card includes instructions on how to vote via the telephone. All beneficial owners will have the ability to access the proxy materials, including this Proxy Statement and our Annual Report, on the website referred to in the Notice.

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OTHER INFORMATION

Internet distribution of our proxy materials is designed to provide our stockholders with the information they need, while lowering costs of delivery and reducing the environmental impact of our Annual Meeting. However, if you would prefer to receive paper copies of proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Our Proxy Statement and 2023 Annual Report to Stockholders are available at
https://materials.proxyvote.com/57060D

Solicitation of proxies

General

The attached proxy card allows you to instruct the designated individuals how to vote your shares. You may vote in favor of, against, or abstain from voting on any proposal.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of a Notice, this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to such beneficial owners. In addition, we may reimburse such persons for their costs of forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail.

Voting

Stockholders entitled to vote and shares outstanding

Each stockholder is entitled to one vote for each share of Common Stock held on each matter submitted to a vote at the Annual Meeting. As of the Record Date, 37,602,968 shares of Common Stock were outstanding and entitled to be voted at the Annual Meeting.

How to vote

Submitting a proxy via mail, the Internet or telephone

You may vote by calling the toll-free telephone number listed on the proxy card or visiting the website address listed on the Notice or the proxy card. If you choose to submit your proxy with voting instructions by telephone or through the Internet, you will be required to provide your assigned control number noted on the Notice before your proxy will be accepted. In addition to the instructions that appear on the Notice, step-by-step instructions will be provided by recorded telephone message or at the designated website on the Internet. Votes submitted by telephone or via the Internet must be received by 11:59 p.m., EDT, on June 4, 2024 in order for them to be counted at the Annual Meeting.

If you are a stockholder of record, or otherwise received a printed copy of the proxy materials, in addition to the methods described above, you may also submit your proxy with voting instructions by mail by following the instructions set forth on the proxy card included with the proxy materials. Specifically, if you are a stockholder of record on the Record Date, you may vote by mailing your proxy card, with voting instructions, to the address listed on your proxy card.

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Voting your shares online at the Annual Meeting

For Shares Directly Registered in the Name of the Stockholder: You may vote online at the Annual Meeting at www.virtualshareholdermeeting.com/MKTX2024; however, we encourage you to vote by proxy card or the Internet even if you plan to attend the online meeting. If you plan to attend the online Annual Meeting, you will need the 16-digit control number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) in order to be able to enter the meeting.

For Shares Registered in the Name of a Brokerage Firm or Bank: If your shares of Common Stock are held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares of Common Stock voted prior to or during the online meeting, or contact your broker, bank or other nominee for such information.

Revoking a proxy

A proxy that was submitted via the Internet or by telephone may be revoked at any time before it is exercised by (1) executing a later-dated proxy card via the Internet or by telephone or (2) attending the Annual Meeting and voting online.

A proxy that was submitted by mail may be revoked at any time before it is exercised by (1) giving written notice revoking the proxy to our General Counsel and Corporate Secretary at MarketAxess Holdings Inc., 55 Hudson Yards, 15th Floor, New York, NY 10001, (2) subsequently sending another proxy bearing a later date or (3) attending the Annual Meeting and voting online.

If your shares are registered in the name of a brokerage firm or bank, you must contact your brokerage firm or bank to change your vote or obtain a proxy to vote your shares if you wish to cast your vote online at the meeting.

Your attendance at the Annual Meeting in and of itself will not automatically revoke a proxy that was submitted via the Internet, by telephone or by mail.

Broker authority to vote

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your broker or nominee, who is considered to be the holder of record with respect to your shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote by filling out the voting instruction form provided by your broker or nominee. Telephone and Internet voting options may also be available to beneficial owners. As a beneficial owner, you are also invited to attend the Annual Meeting, but you will need the 16-digit control number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) in order to be able to enter the meeting.

If your shares are held in street name, your broker or nominee will ask you how you want your shares to be voted. If you provide voting instructions, your shares must be voted as you direct. If you do not furnish voting instructions, one of two things can happen, depending upon whether a proposal is “routine.” Under the rules that govern brokers that have record ownership of shares beneficially owned by their clients, brokers have discretion to cast votes only on routine matters, such as the ratification of the appointment of independent registered public accounting firms, without voting instructions from their clients. Brokers are not permitted, however, to cast votes on “non-routine” matters without such voting instructions, such as the election of directors, the advisory vote on the compensation of our named executive officers, the Officer Exculpation Amendment or the special meeting right proposals. A “broker non-vote” occurs when a beneficial owner has not provided voting instructions and the broker holding shares for the beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that proposal.

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OTHER INFORMATION

Quorum

A quorum is required for the conduct of business at the meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the stock issued and outstanding and entitled to vote at the meeting on the Record Date will constitute a quorum, permitting us to conduct the business of the meeting. Proxies received but marked as abstentions, if any, and broker non-votes (as described above) will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes. If we do not have a quorum, we will be forced to reconvene the Annual Meeting at a later date.

Votes necessary to approve each proposal

Election of Directors. Our Bylaws include a majority of votes cast voting standard for the election of directors in uncontested elections, which are generally defined as elections in which the number of nominees does not exceed the number of directors to be elected at the meeting. In the election of directors (Proposal 1), you may either vote “FOR,” “AGAINST” or “ABSTAIN” as to each nominee. Cumulative voting is not permitted. Under the majority of votes cast voting standard, in uncontested elections of directors, such as this election, each director must be elected by the affirmative vote of a majority of the votes cast with respect to that nominee’s election at any meeting for the election of directors at which a quorum is present. A majority of the votes cast means that the number of votes cast “FOR” a candidate for director exceeds the number of votes cast “AGAINST” that candidate for director. Abstentions will have no effect in determining whether a director nominee has received a majority of the votes cast because an abstention does not count as a vote cast. In addition, brokers do not have discretionary authority to vote for directors, therefore, broker non-votes will not count as a vote cast “FOR” or “AGAINST” a nominee’s election and thus will have no effect in determining whether a director nominee has received a majority of the votes cast.

Other Items. For Proposals 2, 3, 5 and 6, if a quorum is present, the proposals will be decided by the affirmative vote of the holders of a majority of the shares of Common Stock having voting power present in person or represented by proxy. Abstentions will be counted as shares present having voting power on these proposals and will have the same effect as votes ”AGAINST.” Brokers have discretionary authority to vote on Proposal 2, the ratification of the appointment of PwC. Therefore, there will be no broker non-votes on Proposal 2. Brokers do not have discretionary authority to vote on Proposals 3, 5 and 6 and any resulting broker non-votes will have no effect on the outcome of the vote.

For Proposal 4, approval of the holders of a majority of the outstanding shares of our common stock is required to approve the Officer Exculpation Amendment. Abstentions will have the same effect as votes ”AGAINST.” Brokers do not have discretionary authority to vote on Proposal 4, and any resulting broker-non-vote will have the same effect on the outcome of the vote as votes “AGAINST.”

Availability of certain documents

Householding of Annual Meeting materials

The Company and some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements and their accompanying documents. This means that only one copy of our Proxy Statement is sent to multiple stockholders in your household. This “householding” procedure reduces our printing costs and postage fees as well as the environmental impact of the annual meeting. Stockholders who participate in householding will continue to receive separate proxy cards. We will promptly deliver a separate copy of these documents to you upon written or oral request to our Investor Relations Department at MarketAxess Holdings Inc., 55 Hudson Yards, 15th Floor, New York, NY 10001 or 212-813-6000. If you want to receive separate copies of our proxy statements in the future, or if you are receiving multiple copies and would

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like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

Additional information

We are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through our Internet website at www.marketaxess.com or the SEC’s website at www.sec.gov. We will furnish copies of our SEC filings (without exhibits), including our Annual Report on Form 10-K for the year ended December 31, 2023, without charge to any stockholder upon written or oral request to our Investor Relations Department at MarketAxess Holdings Inc., 55 Hudson Yards, 15th Floor, New York, NY 10001 or 212-813-6000.

Other matters

As of the date of this Proxy Statement, the Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as such persons deem advisable. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

Stockholder proposals for 2025 Annual Meeting

In order to be considered for inclusion in the Company’s proxy statement and proxy card relating to the 2025 Annual Meeting of Stockholders, any proposal by a stockholder submitted pursuant to Rule 14a-8 of the Exchange Act must be received by the Company at its principal executive offices in New York, New York, on or before December 25, 2024. In addition, under the Company’s bylaws, any proposal for consideration at the 2025 Annual Meeting of Stockholders submitted by a stockholder other than pursuant to Rule 14a-8 will be considered timely if it is received by the Secretary of the Company at its principal executive offices between the close of business on November 25, 2024 and the close of business on December 25, 2024 and is otherwise in compliance with the requirements set forth in the Company’s bylaws.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide the Company with notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 6, 2025.

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APPENDIX A — RECONCILIATION OF NON-GAAP AMOUNTS

The Company believes that presenting adjusted operating income, a non-GAAP measure, is meaningful, as it reflects metrics considered by the Compensation Committee in making its compensation determinations. The Company defines adjusted operating income as operating income before (i) unplanned inorganic activity and (ii) the impact of cash incentives. The Company believes adjusted operating income is an appropriate measure for evaluating the operating performance of the Company on a consolidated basis. Adjusted operating income and similar measures with similar titles are common performance measures used by investors and analysts to analyze the Company’s performance. Adjusted operating income should be viewed as a supplement to and not a substitute for operating income, net income, cash flows from operating activities, and other measures of performance and/or liquidity presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Since adjusted operating income is not a measure of performance calculated in accordance with GAAP, this measure may not be comparable to similar measures with similar titles used by other companies. All dollar amounts included in this Appendix A are presented in thousands, except as otherwise noted.

The following is a reconciliation of operating income (GAAP) to Adjusted Operating Income (non-GAAP):

Reconciliation of Operating Income (GAAP) to Adjusted Operating Income (Non-GAAP)

Twelve Months Ended December 31, 2023 ('000s)
Operating income	$315,013
Cash incentives	$42,199
Unplanned inorganic activity	$3,858
Adjusted operating income	$361,070

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APPENDIX B — Proposed Amendment to Article VII of the Company’s Amended and Restated Certificate of Incorporation

ARTICLE VII

LIMITATION OF ~~DIRECTORS'~~ PERSONAL LIABILITY

Except to the extent that the General Corporation Law prohibits the elimination or limitation of liability of directors or officers for breaches of fiduciary duty, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, as applicable, notwithstanding any provision of law imposing such liability. If the General Corporation Law is amended after approval by the stockholders of this ARTICLE VII to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment. For purposes of this Article VII, “officer” shall have the meaning provided in Section 102(b)(7) of the General Corporation Law as it presently exists or hereafter may be amended from time to time.

2024 Proxy Statement | B-1

MarketAxess®

NYC Headquarters

55 Hudson Yards Floor 15
New York NY 10001 USA

T +1 212 813 6000
marketaxess.com

MARKETAXESS nyc headquarters 55 hudson yards floor new york ny 10001 usa 15 t +1 212 813 6000 marketaxess.com

SCAN TO VIEW MATERIALS & VOTEw MARKETAXESS HOLDINGS INC. 55 HUDSON YARDS15TH FLOORNEW YORK, NY 10001 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/MKTX2024 You may attend the meeting via the Internet and vote during the meeting. Havethe information that is printed in the box marked by the arrow available and followthe instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V43261-P01305 MARKETAXESS HOLDINGS INC. The Board of Directors recommends you vote FOR ALL of the following director nominees: 1.Election of Directors Nominees:ForAgainstAbstain 1a.Richard M. McVey!!!The Board of Directors recommends you vote FOR proposals2, 3, 4 and 5: ForAgainstAbstain1b. 1c. Christopher R. ConcannonNancy Altobello! ! ! ! ! ! 2.To ratify the appointment of PricewaterhouseCoopers LLPas the Company's independent registered public accounting firm for the year ending December 31, 2024. !!! 1d. 1e. 1f. Steven L. BegleiterStephen P. CasperJane Chwick! ! ! ! ! ! ! ! ! 3.4. To approve, on an advisory basis, the compensation of theCompany's named executive officers as disclosed in the 2024Proxy Statement. To approve an amendment to our Amended and RestatedCertificate of Incorporation to limit the liability of certain of the Company's officers as permitted pursuant to recent amendments to the Delaware General Corporate Law. ! ! ! ! ! ! 1g.William F. Cruger!!!5.To approve the Board of Directors' proposal to create a stockholderright to call a special stockholder meeting.!!! 1h.Kourtney Gibson!!!The Board of Directors recommends you vote AGAINST proposal 6:ForAgainstAbstain1i.Carlos Hernandez!!!6.If properly presented, a stockholder proposal to adopt a right to call a special stockholder meeting. !!! 1j. 1k. Richard G. KetchumEmily H. Portney! ! ! ! ! ! NOTE:UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED, FOR PROPOSALS 2, 3, 4 AND 5, AND AGAINST PROPOSAL 6, AND WILL BE VOTED BY THE PROXYHOLDERSAT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLYTRANSACTED AT THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN BELOW - NO BOXES NEED BE CHECKED. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

2024 ANNUAL MEETING OF STOCKHOLDERS OF MARKETAXESS HOLDINGS INC. June 5, 2024 This proxy is solicited by the Board of Directors Please date, sign and mail your proxy card in the envelope provided as soon as possible. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V43262-P01305 MARKETAXESS HOLDINGS INC. The undersigned hereby appoints Richard M. McVey, Christopher R. Concannon and Scott Pintoff, jointly and severally, as proxies and attorneys of the undersigned, with full power of substitution and resubstitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of MarketAxess Holdings Inc. to be held on Wednesday, June 5, 2024, via a live webcast at www.virtualshareholdermeeting.com/MKTX2024 or at any postponement or adjournment thereof. You are encouraged to indicate your choices by marking the appropriate boxes, as specified on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side